UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04802

Name of Fund:  BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic

            Municipal Opportunities Fund of BlackRock Municipal Series Trust, 55 East 52nd Street, New York,

            NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2017

Date of reporting period: 05/31/2017

Item 1 – Report to Stockholders

MAY 31, 2017

ANNUAL REPORT

BlackRock California Municipal Opportunities Fund  |  of BlackRock California Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Pennsylvania Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund  |  of BlackRock Municipal Series Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended May 31, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. U.S. Treasuries posted mixed returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth. The Fed has responded to these positive developments by setting expectations for additional interest rate increases and by moving toward normalizing monetary policy.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.81%	17.47%
U.S. small cap equities (Russell 2000® Index)	4.33	20.36
International equities (MSCI Europe, Australasia, Far East Index)	17.91	16.44
Emerging market equities (MSCI Emerging Markets Index)	17.51	27.41
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.26	0.44
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.46	(1.76)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.52	1.58
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.52	1.58
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.72	13.57
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	MAY 31, 2017	3

Fund Summary as of May 31, 2017	BlackRock California Municipal Opportunities Fund

Investment Objective

BlackRock California Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2017, the Fund’s Institutional and Investor A1 Shares outperformed its primary benchmark, the S&P® Municipal Bond Index, and the Fund’s secondary benchmark, the S&P® California Municipal Bond Index. For the same period the Fund’s Investor A Shares performed in line with the primary benchmark and outperformed the secondary benchmark. For the same period the Fund’s Investor C Shares underperformed both of the benchmarks, while Investor C1 Shares underperformed the primary benchmark and performed in line with the secondary benchmark. The following discussion of relative performance pertains to the S&P® California Municipal Bond Index.

What factors influenced performance?

•

The U.S. municipal bond market produced a positive return in the 12-month reporting period. Municipal bonds moved lower in the early part of the period due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of stronger economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and economic data failed to experience a significant acceleration, the municipal market stabilized and retraced the majority of its post-election losses.

•

California municipal bonds performed well despite the potential threat that tax reform could limit the exemption enjoyed by municipal securities. The general market consensus was that the high tax regime in California still makes tax-exempt securities an attractive investment in the state. Demand for California tax exempts was more than sufficient to digest a relatively large level for issuance, which was a positive for prices. California bonds also made attractive investments for market participants outside of the state since they comprise a meaningful percentage of the overall market and typically offer both decent liquidity and good credit quality.

•

The Fund’s allocation to longer-maturity securities, which outperformed shorter-term issues, contributed positively to performance. Overweight positions in the health care, transportation and utilities sectors added value, as well.

•

The Fund utilized U.S. Treasury futures contracts to manage the risk of rising interest rates, which had a favorable impact on Fund results due to the weakness in the Treasury market. The Fund’s use of leverage further aided performance by providing additional income to the portfolio.

•	Positions in lower-duration securities, which tend to be highly sensitive to Fed policy, detracted from the Fund’s performance.

Describe recent portfolio activity.

•	The Fund aims to deliver a balance of competitive total return and tax-free income using a tactical strategy designed to take advantage of credit, yield curve and interest rate trends.

•

The investment adviser reduced leverage to 5.5% of assets as the interest rate increases by the Fed increased short-term borrowing costs. Cash reserves were stable near 5% for most of the period, as the investment adviser sought to maintain sufficient liquidity to service redemptions and provide the ability to take advantage of a potential increase in yields. The investment adviser reduced the cash position late in the period to take advantage of a positive balance of supply and demand in the market. The portfolio is typically close to fully invested in order to maximize the income component of total return.

Describe portfolio positioning at period end.

•

The average coupon rate of the Fund’s municipal bond holdings stood at 5.2% at the end of November. The Fund closed the period with a duration well below that of the benchmark, as the investment adviser sought the flexibility to capitalize on the potential for future market volatility. The investment adviser maintained a bias in favor of higher-quality California issues, which was reflected in the Fund’s average credit quality of AA-. The Fund held a 7.7% allocation to non-investment grade credits at the end of May, in line-with the level of a year ago but down from November 30, 2016. The majority of the Fund’s non-investment grade position was invested in tobacco issues. The portfolio also had a 3.5% weighting in taxable securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	MAY 31, 2017

BlackRock California Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s total returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The S&P® California Municipal Bond Index includes all California bonds in the S&P® Municipal Bond Index. Effective as of January 26, 2015, the Fund’s secondary benchmark, the Custom California Index, was replaced with the S&P® California Municipal Bond Index.

Performance Summary for the Period Ended May 31, 2017

				Average Annual Total Returns[2,5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.32%	2.28%	5.69%	1.88%	N/A	3.88%	N/A	5.18%	N/A
Investor A	2.00	1.98	5.47	1.63	(2.70)%	3.64	2.74%	4.94	4.49%
Investor A1	2.14	2.13	5.55	1.78	N/A	3.77	N/A	5.09	N/A
Investor C	1.34	1.29	5.16	0.87	(0.12)	2.87	2.87	4.16	4.16
Investor C1	1.74	1.73	5.37	1.27	N/A	3.27	N/A	4.57	N/A
S&P® Municipal Bond Index	—	—	4.52	1.58	N/A	3.42	N/A	4.47	N/A
S&P® California Municipal Bond Index	—	—	5.16	1.30	N/A	4.08	N/A	4.82	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

ANNUAL REPORT	MAY 31, 2017	5

Fund Summary as of May 31, 2017	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

The Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom New Jersey Index, during the 12-month period ended May 31, 2017. The following discussion of relative performance pertains to the Custom New Jersey Index.

What factors influenced performance?

•

The U.S. municipal bond market produced a positive return in the 12-month reporting period. Municipal bonds moved lower in the early part of the period due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of stronger economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and economic data failed to experience a significant acceleration, the municipal market stabilized and retraced the majority of its post-election losses.

•

New Jersey performed in line with the broader national market during the past year. The state faces high unfunded pension and retiree health care benefit liabilities, potentially significant future budget gaps, low reserves and high overall leverage compared to other states. The major rating agencies have downgraded the state’s credit rating during the past year as a result. On the other hand, New Jersey’s positive credit features include its large economic base, high wealth levels and meaningful balanced-budget requirement.

•

The Fund’s coupon structure detracted from performance. Specifically, positions in coupons below the 5% level generally lagged due to their above-average duration. Reinvestment also detracted, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at materially lower prevailing rates.

•	At the sector level, the tobacco, tax-backed (state) and education sectors represented the largest detractors from performance.

•

The majority of the Fund’s total return came from income, as bond prices generally fell during the period. (Prices and yields move in opposite directions.) The Fund’s exposure to pre-refunded issues also benefited performance, as their low duration enabled them to hold up better than longer-duration bonds at a time of rising yields. (Duration is a measure of interest-rate sensitivity.)

•	The Fund utilized U.S. Treasury futures contracts to manage the risk of rising interest rates, which had a positive impact on performance due to the weakness in the Treasury market.

Describe recent portfolio activity.

•

The investment adviser sought to improve the Fund’s coupon structure by moving away from bonds with 3% and 4% coupons in favor of 5% coupon issues with lower duration and better institutional liquidity. Additionally, the investment adviser focused on maintaining income and diversification. Given the continued strain on New Jersey’s finances and the accompanying pressure on the state’s credit rating, the investment adviser focused on minimizing exposure to general obligation debt.

Describe portfolio positioning at period end.

•

At the close of May, the Fund’s leverage was at the lower end of the typical range. The portfolio was overweight in the pre-refunded and health care sectors, and it was underweight in tax-backed (state), transportation and tobacco. The investment adviser continued to emphasize income preservation and the managing of interest-rate risk as key aspects of the Fund’s core strategy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	MAY 31, 2017

BlackRock New Jersey Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom New Jersey Index is a customized benchmark that reflects the returns of the S&P® New Jersey Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New Jersey bonds in the S&P® New Jersey Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended May 31, 2017

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.50%	2.32%	4.67%	0.56%	N/A	3.39%	N/A	4.56%	N/A
Service	2.26	2.09	4.53	0.36	N/A	3.26	N/A	4.41	N/A
Investor A	2.16	2.04	4.53	0.36	(3.91)%	3.26	2.37%	4.40	3.95%
Investor A1	2.30	2.19	4.70	0.59	N/A	3.42	N/A	4.56	N/A
Investor C	1.52	1.39	4.24	(0.41)	(1.38)	2.50	2.50	3.62	3.62
Investor C1	1.91	1.81	4.35	(0.01)	N/A	2.88	N/A	4.02	N/A
S&P® Municipal Bond Index	—	—	4.52	1.58	N/A	3.42	N/A	4.47	N/A
Custom New Jersey Index	—	—	5.82	1.65	N/A	4.06	N/A	4.86	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

ANNUAL REPORT	MAY 31, 2017	7

Fund Summary as of May 31, 2017	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2017, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom Pennsylvania Index. The following discussion of relative performance pertains to the Custom Pennsylvania Index.

What factors influenced performance?

•

The U.S. municipal bond market produced a positive return in the 12-month reporting period. Municipal bonds moved lower in the early part of the period due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of stronger economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and economic data failed to experience a significant acceleration, the municipal market stabilized and retraced the majority of its post-election losses.

•

Pennsylvania’s economic growth remained below the national rate, contributing to fiscal collections that were significantly beneath estimates. Lawmakers recently passed pension reform that will shift most future employees to 401k-style retirement plans, but the legislation does not address the state’s large accumulated pension debt. While the state does have the ability to raise taxes, lawmakers instead have relied on optimistic revenue assumptions, leading to budget gaps. Despite these issues, Pennsylvania’s municipal market outpaced the broader national indices behind a positive balance of low new-issue supply and robust investor demand.

•

At the sector level, underweights in the tax-backed state and local sectors detracted from relative performance as yield spreads in these areas generally tightened due to lack of new-issue supply. Security selection in the education sector was an additional negative. Holdings in the corporate municipal sector further detracted, as a specific issuer received a multi-notch downgrade due to its deteriorating credit fundamentals. However, positions in health care and housing issues added value.

•	Reinvestment was also a detractor, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at materially lower prevailing rates.

•	The majority of the Fund’s total return came from income, as bond prices generally fell during the period. (Prices and yields move in opposite directions.)

•	The Fund utilized U.S. Treasury futures contracts to manage the risk of rising interest rates, which had a positive impact on performance due to the weakness in the Treasury market.

•

The Fund’s exposure to pre-refunded issues also benefited performance, as their low duration enabled them to hold up better than longer-duration bonds at a time of rising yields. (Duration is a measure of interest-rate sensitivity.)

Describe recent portfolio activity.

•

The investment adviser made no material changes to the portfolio’s structure. When interest rates moved higher late in the period, it implemented a few trades to sell lower-yielding securities and buy higher-yielding bonds without altering the Fund’s duration or credit profile. The investment adviser also marginally reduced the Fund’s leverage.

Describe portfolio positioning at period end.

•

Relative to the Custom Pennsylvania Index, the Fund closed May with a neutral duration posture and a longer yield curve exposure. At the sector level, the Fund maintained an underweight in state and local tax-backed debt due to poorly funded pensions, budget gaps and tenuous budget negotiations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	MAY 31, 2017

BlackRock Pennsylvania Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom Pennsylvania Index is customized benchmark that reflects the returns of the S&P® Pennsylvania Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those Pennsylvania bonds in the S&P® Pennsylvania Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended May 31, 2017

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.99%	1.78%	4.56%	0.81%	N/A	3.50%	N/A	4.55%	N/A
Service	1.75	1.60	4.43	0.59	N/A	3.33	N/A	4.35	N/A
Investor A	1.74	1.61	4.43	0.59	(3.68)%	3.31	2.42%	4.34	3.89%
Investor A1	1.82	1.70	4.41	0.66	N/A	3.47	N/A	4.50	N/A
Investor C	1.01	0.89	4.04	(0.17)	(1.14)	2.51	2.51	3.54	3.54
Investor C1	1.40	1.29	4.25	0.23	N/A	2.93	N/A	3.97	N/A
S&P® Municipal Bond Index	—	—	4.52	1.58	N/A	3.42	N/A	4.47	N/A
Custom Pennsylvania Index	—	—	5.90	1.86	N/A	4.31	N/A	4.97	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

ANNUAL REPORT	MAY 31, 2017	9

Fund Summary as of May 31, 2017	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended May 31, 2017, the Fund’s Institutional, Investor A and Investor A1 Shares outperformed the Fund’s primary benchmark, the S&P® Municipal Bond Index, while the Fund’s Investor C Shares underperformed. The Fund underperformed its custom blended secondary benchmark, which is comprised of 65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index. The following discussion of relative performance pertains to the custom blended benchmark.

What factors influenced performance?

•	The Fund’s yield curve positioning was the most significant detractor from performance, with the largest adverse impact coming from an underweight in the 10-year—18-year maturity range.

•

The Fund benefited from its allocations to the higher-yielding BBB and B rated credit tiers, both of which outpaced the broader market. The Fund’s tactical duration positioning also aided results, as did its positions in bonds with maturities of 20 years and above. (Duration is a measure of interest-rate sensitivity.) At the sector level, the largest contributions came from the tobacco, health care and transportation areas. An underweight in tax-backed (state) issues was an additional plus.

•

The Fund’s use of leverage provided incremental return and income in an environment of relatively lower short-term borrowing costs. The Fund also utilized U.S. Treasury futures contracts to manage risk against a rise in interest rates, which helped Fund performance at a time of general weakness for the Treasury market.

Describe recent portfolio activity.

•

The investment adviser increased the Fund’s duration (interest rate sensitivity) during the course of the period. Within the investment grade area, the investment adviser continued to favor bonds rated AA and A, although the Fund’s weighting in bonds rated AA was reduced in favor of higher-yielding A and BBB issues. In the latter part of the reporting period, the Fund increased exposure to higher-yielding credits on the belief that income will remain a major contributor to total returns.

Describe portfolio positioning at period end.

•

The Fund’s cash weighting stood at approximately 6% as of May 31, 2017. This positioning reflected the investment adviser’s expectation for continued market volatility stemming from the Fed’s bias toward higher rates. The investment adviser sought to maintain a high degree of liquidity in the portfolio to take advantage of improving valuations that could result from a potential rise in rates.

•

On an absolute basis, the portfolio’s largest sector weightings were in health care, transportation and utilities. Relative to the benchmark, the Fund was overweight in the transportation and tobacco sectors and underweight in pre-refunded and tax-backed issues.

•

The Fund retained an average credit quality of single A. About 24% of the Fund’s assets were in high yield (below investment grade) bonds at the end of May. The Fund held an allocation of approximately 60% to the long end of the yield curve (bonds with maturities of 20 years and above), up from 42% at the beginning of the reporting period. The Fund’s duration was below that of its benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	MAY 31, 2017

BlackRock Strategic Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]

Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds. The Fund’s total returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended May 31, 2017

				Average Annual Total Returns[2,5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.87%	2.82%	6.11%	2.13%	N/A	3.84%	N/A	5.01%	N/A
Investor A	2.55	2.50	5.91	1.92	(2.41)%	3.59	2.69%	4.76	4.31%
Investor A1	2.77	2.72	5.99	1.98	N/A	3.74	N/A	4.91	N/A
Investor C	1.89	1.84	5.51	1.05	0.07	2.81	2.81	3.97	3.97
S&P® Municipal Bond Index	—	—	4.52	1.58	N/A	3.42	N/A	4.47	N/A
S&P® Municipal Bond Investment Grade Index	—	—	4.52	1.30	N/A	3.23	N/A	4.44	N/A
S&P® Municipal Bond High Yield Index	—	—	4.60	5.13	N/A	6.12	N/A	4.88	N/A
Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	4.19	1.36	N/A	5.00	N/A	6.83	N/A
65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	4.53	2.45	N/A	4.19	N/A	4.74	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

ANNUAL REPORT	MAY 31, 2017	11

Portfolio Information as of May 31, 2017

BlackRock California Municipal Opportunities Fund

Sector Allocation[1]	Percent of Total Investments[2]

County/City/Special District/School District	34%
Utilities	26
Transportation	15
Health	7
Education	9
State	5
Tobacco	4

Credit Quality Allocation[3]	Percent of Total Investments[2]

AAA/Aaa	14%
AA/Aa	66
A	10
BBB/Baa	1
BB/Ba	3
B/B	3
CCC	1
N/R4	2

Call/Maturity Schedule[5]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2017	4%
2018	2
2019	8
2020	3
2021	8

BlackRock New Jersey Municipal Bond Fund

Sector Allocation[1]	Percent of Total Investments[2]

Transportation	24%
Health	21
Education	19
County/City/Special District/School District	16
State	11
Corporate	3
Utilities	3
Housing	2
Tobacco	1

Credit Quality Allocation[3]	Percent of Total Investments[2]

AAA/Aaa	2%
AA/Aa	44
A	27
BBB/Baa	16
BB/Ba	7
B/B	1
N/R4	3

Call/Maturity Schedule[5]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2017	5%
2018	7
2019	7
2020	5
2021	13

[1]

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

[2]	Excludes short-term securities.

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represented less than 1% of the Fund’s long-term investments.

[5]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

12	ANNUAL REPORT	MAY 31, 2017

Portfolio Information as of May 31, 2017 (concluded)

BlackRock Pennsylvania Municipal Bond Fund

Sector Allocation[1]	Percent of Total Investments[2]

Health	26%
Education	22
County/City/Special District/School District	13
Transportation	11
State	8
Housing	8
Utilities	6
Corporate	5
Tobacco	1

Credit Quality Allocation[3]	Percent of Total Investments[2]

AA/Aa	52%
A	30
BBB/Baa	8
BB/Ba	3
N/R4	7

Call/Maturity Schedule[5]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2017	5%
2018	9
2019	14
2020	18
2021	16

BlackRock Strategic Municipal Opportunities Fund

Sector Allocation[1]	Percent of Total Investments[2]

Transportation	19%
Health	17
State	14
County/City/Special District/School District	13
Utilities	11
Education	11
Tobacco	9
Corporate	5
Housing	1

Credit Quality Allocation[3]	Percent of Total Investments[2]

AAA/Aaa	7%
AA/Aa	33
A	20
BBB/Baa	18
BB/Ba	8
B/B	7
CCC	1
N/R4	6

Call/Maturity Schedule[5]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2017	7%
2018	2
2019	3
2020	4
2021	4

[1]

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

[2]	Excludes short-term securities.

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represented less than 1% of the Fund’s long-term investments.

[5]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	MAY 31, 2017	13

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor A1 Shares (for all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Funds. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans and, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Investor C1 Shares (available in all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans and, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year.

Investor A1 and Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index — represents securities that are taxable, dollar denominated, and issued by a U.S. state or territory, and have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding, and are rated investment-grade (at least BBB- by S&P or Fitch Ratings (“Fitch”) and/or Baa3 by Moody’s) by at least two of the following ratings agencies: S&P, Moody’s and Fitch.

S&P® Municipal Bond High Yield Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are nonrated or that are rated BB+ by S&P and/or Ba1 by Moody’s or lower; bonds that are prerefunded or escrowed to maturity are not included in this index.

S&P® Municipal Bond Investment Grade Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by S&P and/or Baa3 by Moody’s.

14	ANNUAL REPORT	MAY 31, 2017

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on December 1, 2016 and held through May 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual				Hypothetical[3]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock California Municipal Opportunities Fund	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[1]	Expenses Paid During the Period[2]	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[1]	Ending Account Value May 31, 2017	Expenses Paid During the Period[2]
Institutional	$1,000.00	$1,056.90	$3.13	$1.90	$1,000.00	$1,021.89	$3.07	$1,023.09	$1.87
Investor A	$1,000.00	$1,054.70	$4.41	$3.18	$1,000.00	$1,020.64	$4.33	$1,021.84	$3.13
Investor A1	$1,000.00	$1,055.50	$3.64	$2.36	$1,000.00	$1,021.39	$3.58	$1,022.64	$2.32
Investor C	$1,000.00	$1,051.60	$8.24	$7.01	$1,000.00	$1,016.90	$8.10	$1,018.10	$6.89
Investor C1	$1,000.00	$1,053.70	$6.25	$4.92	$1,000.00	$1,018.85	$6.14	$1,020.14	$4.84

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional Class, 0.86% for Investor A Class, 0.71% for Investor A1 Class, 1.61% for Investor C Class and 1.22% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.37% for Institutional Class, 0.62% for Investor A Class, 0.46% for Investor A1 Class, 1.37% for Investor C Class and 0.96% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

	Actual				Hypothetical[3]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock New Jersey Municipal Bond Fund	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[1]	Expenses Paid During the Period[2]	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[1]	Ending Account Value May 31, 2017	Expenses Paid During the Period[2]
Institutional	$1,000.00	$1,046.70	$3.06	$2.81	$1,000.00	$1,021.94	$3.02	$1,022.19	$2.77
Service	$1,000.00	$1,045.30	$4.33	$4.08	$1,000.00	$1,020.69	$4.28	$1,020.94	$4.03
Investor A	$1,000.00	$1,045.30	$4.33	$4.08	$1,000.00	$1,020.69	$4.28	$1,020.94	$4.03
Investor A1	$1,000.00	$1,047.00	$3.57	$3.32	$1,000.00	$1,021.44	$3.53	$1,021.69	$3.28
Investor C	$1,000.00	$1,042.40	$8.15	$7.89	$1,000.00	$1,016.95	$8.05	$1,017.20	$7.80
Investor C1	$1,000.00	$1,043.50	$6.11	$5.86	$1,000.00	$1,018.95	$6.04	$1,019.20	$5.79

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional Class, 0.85% for Service Class, 0.85% for Investor A Class, 0.70% for Investor A1 Class, 1.60% for Investor C Class and 1.20% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.55% for Institutional Class, 0.80% for Service Class, 0.80% for Investor A Class, 0.65% for Investor A1 Class, 1.55% for Investor C Class and 1.15% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

ANNUAL REPORT	MAY 31, 2017	15

Disclosure of Expenses (concluded)

Expense Examples (concluded)

	Actual				Hypothetical[3]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock Pennsylvania Municipal Bond Fund	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[1]	Expenses Paid During the Period[2]	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[1]	Ending Account Value May 31, 2017	Expenses Paid During the Period[2]
Institutional	$1,000.00	$1,045.60	$3.72	$2.91	$1,000.00	$1,021.29	$3.68	$1,022.09	$2.87
Service	$1,000.00	$1,044.30	$4.99	$4.18	$1,000.00	$1,020.04	$4.94	$1,020.84	$4.13
Investor A	$1,000.00	$1,044.30	$4.99	$4.18	$1,000.00	$1,020.04	$4.94	$1,020.84	$4.13
Investor A1	$1,000.00	$1,044.10	$4.23	$3.41	$1,000.00	$1,020.79	$4.18	$1,021.59	$3.38
Investor C	$1,000.00	$1,040.40	$8.80	$7.99	$1,000.00	$1,016.31	$8.70	$1,017.10	$7.90
Investor C1	$1,000.00	$1,042.50	$6.77	$5.96	$1,000.00	$1,018.30	$6.69	$1,019.10	$5.89

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Institutional Class, 0.98% for Service Class, 0.98% for Investor A Class, 0.83% for Investor A1 Class, 1.73% for Investor C Class and 1.33% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.57% for Institutional Class, 0.82% for Service Class, 0.82% for Investor A Class, 0.67% for Investor A1 Class, 1.57% for Investor C Class and 1.17% for Investor C1 Class), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

	Actual				Hypothetical[3]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
BlackRock Strategic Municipal Opportunities Fund	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[1]	Expenses Paid During the Period[2]	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period[1]	Ending Account Value May 31, 2017	Expenses Paid During the Period[2]
Institutional	$1,000.00	$1,061.10	$3.70	$3.03	$1,000.00	$1,021.34	$3.63	$1,021.99	$2.97
Investor A	$1,000.00	$1,059.10	$4.77	$4.06	$1,000.00	$1,020.29	$4.68	$1,020.99	$3.98
Investor A1	$1,000.00	$1,059.90	$4.01	$3.34	$1,000.00	$1,021.04	$3.93	$1,021.69	$3.28
Investor C	$1,000.00	$1,055.10	$8.71	$7.99	$1,000.00	$1,016.45	$8.55	$1,017.15	$7.85

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.72% for Institutional Class, 0.93% for Investor A Class, 0.78% for Investor A1 Class and 1.70% for Investor C Class), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.59% for Institutional Class, 0.79% for Investor A Class, 0.65% for Investor A1 Class and 1.56% for Investor C Class), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

16	ANNUAL REPORT	MAY 31, 2017

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	17

Schedule of Investments May 31, 2017	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services — 0.3%
Verizon Communications, Inc., 5.25%, 3/16/37	$2,716	$2,896,737
Education — 0.2%
California Institute of Technology, 4.28%, 9/01/16	3,000	2,672,199
Health Care Providers & Services — 0.3%
Kaiser Foundation Hospitals, 4.15%, 5/01/47	4,076	4,181,951
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc., 3.20%, 5/11/27	1,462	1,482,702
Total Corporate Bonds — 0.9%		11,233,589

Municipal Bonds
California — 87.5%
County/City/Special District/School District — 32.9%
Antelope Valley Community College District, GO, Refunding, Election of 2016, Series A, 5.25%, 8/01/42	26,655	32,504,440
Butte-Glenn Community College District, GO, Election of 2016, Series A, 5.25%, 8/01/46	12,360	15,120,730
California Infrastructure & Economic Development Bank, RB, Goodwill Industry San Joaquin, 5.85%, 9/01/37	2,985	2,988,403
California Pollution Control Financing Authority, RB, Calplant I Project, Green Bonds, AMT (a)(b):
7.50%, 7/01/32	1,630	1,695,184
8.00%, 7/01/39	850	913,725
California State University, Refunding RB, Series A, 5.00%, 11/01/38	19,000	22,579,030
Central Union High School District-Imperial County, GO, Election of 2016, 5.25%, 8/01/46	4,240	5,105,002
Chaffey Joint Union High School District, GO, Election of 2012, Series C, 5.25%, 8/01/47 (b)	20,000	24,035,600
Chino Valley Unified School District, GO, Election of 2016, Series A, 5.25%, 8/01/47	1,975	2,382,976
City & County of San Francisco California, COP, Series C, AMT, 5.25%, 3/01/33	140	157,777
City & County of San Francisco Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project (a)(c):
0.00%, 8/01/23	1,000	746,510
0.00%, 8/01/31	3,000	1,410,720
0.00%, 8/01/43	1,000	237,160
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	4,000	4,016,000
City of Martinez California, GO, Election of 2008, Series A, 5.88%, 2/01/39	6,035	6,646,466

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
City of Rancho Cordova Community Facilities District, Refunding, Sunridge Anatolia Community Facilities, Special Tax Bonds, 4.00%, 9/01/37	$1,000	$1,028,540
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project, 6.50%, 5/01/42	2,395	2,796,091
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Proposition C, Sales Tax Revenue, Series A, 5.00%, 7/01/42	24,000	28,586,640
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/19 (d)	12,200	13,356,194
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	11,200	13,143,760
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A (d):
5.50%, 3/01/21	10,550	12,270,494
6.00%, 3/01/21	2,895	3,420,211
Cupertino Union School District, GO, Series C, 4.00%, 8/01/40	12,470	13,266,958
El Monte City School District, GO, Los Angeles Country, California Series B, 5.50%, 8/01/46	4,265	5,228,847
El Rancho Unified School District, GO, Election of 2016, Series A, 5.25%, 8/01/46	3,850	4,664,198
Elk Grove Finance Authority, Refunding, Special Tax Bonds:
5.00%, 9/01/41	7,500	8,340,225
5.00%, 9/01/46	3,000	3,317,850
Etiwanda School District, GO, Election of 2016, Series A, 5.00%, 8/01/46	5,000	5,828,950
Folsom Cordova Unified School District School Facilities Improvement, GO:
District No. 4, Election of 2012, Series B, 5.25%, 10/01/35	3,210	3,859,544
District No. 5, Election of 2014, Series A, 5.25%, 10/01/35	4,710	5,663,068
Foothill-De Anza Community College District, GO, Refunding, 4.00%, 8/01/40	23,000	24,601,950
Glendale Community College District, GO, Election of 2016, Series A, 5.25%, 8/01/41	5,900	7,235,465
Grossmont California Healthcare District, GO, Election of 2006, Series B (d):
6.00%, 7/15/21	2,770	3,317,324
6.13%, 7/15/21	3,045	3,661,947
Los Angeles Community College District, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (d)	6,250	6,932,812

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	CAB	Capital Appreciation Bonds	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	COP	Certificates of Participation	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	EDA	Economic Development Authority	MRB	Mortgage Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	EDC	Economic Development Corp.	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	ETF	Exchange-Traded Fund	RB	Revenue Bonds
BAM	Build America Mutual Assurance Co.	GO	General Obligation Bonds	S/F	Single-Family
BAN	Bond Anticipation Notes	HFA	Housing Finance Agency	S&P	S&P Global Ratings
BHAC	Berkshire Hathaway Assurance Corp.	IDA	Industrial Development Authority	SPDR	Standard & Poor’s Depository Receipts

See Notes to Financial Statements.

18	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Los Angeles Community College District California, GO, Build America Bonds, 6.60%, 8/01/42	$2,500	$3,570,050
Millbrae School District, GO, Series B-2, 6.00%, 7/01/41	2,585	3,055,884
Mountain View-Whisman School District, GO, Election of 2012, Series B, 4.00%, 9/01/42	5,750	6,120,300
Oakland Unified School District/Alameda County, GO, Refunding Series C:
5.00%, 8/01/37	8,520	10,101,823
5.00%, 8/01/38	3,705	4,382,089
Ohlone Community College District, GO, Election of 2010, Series C, 4.00%, 8/01/41	5,000	5,299,100
Palmdale Elementary School District, GO, Election of 2016, Series A, 5.25%, 8/01/42	7,695	9,307,256
Riverside County Public Financing Authority, Refunding, Tax Allocation Bonds, Series A:
5.00%, 10/01/33	2,595	3,088,699
5.00%, 10/01/34	2,000	2,368,700
5.00%, 10/01/35	1,375	1,623,091
Riverside County Transportation Commission, Refunding RB, Limited Tax, Series A, 5.25%, 6/01/39	3,230	3,792,795
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District, Series A, 5.00%, 10/01/41	4,000	4,685,960
San Diego Community College District, Refunding, GO, 5.00%, 8/01/41	25,000	29,707,750
San Diego County Regional Transportation Commission, Refunding RB, Series A, 5.00%, 4/01/41	10,000	11,779,300
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A, 5.75%, 5/01/42	2,010	2,304,847
San Leandro California Unified School District, GO, Series A:
Election of 2010, 5.75%, 8/01/41	5,000	5,817,150
Election of 2016, 5.25%, 8/01/46	6,735	8,113,116
Solano County Community College District, GO, Election of 2012, Series C, 5.25%, 8/01/42	7,010	8,596,713
South San Francisco Unified School District, GO, Refunding Measure J, Series C, 4.00%, 9/01/37	5,000	5,351,500
West Contra Costa California Unified School District, GO, Election of 2010, Series A (AGM), 5.25%, 8/01/41	4,440	5,057,426

		425,184,340
Education — 5.7%
California Educational Facilities Authority, Refunding RB, Pitzer College, 6.00%, 4/01/40	2,500	2,819,050
California Infrastructure & Economic Development Bank, RB, Build America Bonds, 6.49%, 5/15/49	2,125	2,723,740
California Municipal Finance Authority, RB:
California Baptist University, Series A, 5.00%, 11/01/36 (a)	1,500	1,566,375
California Baptist University, Series A, 5.00%, 11/01/46 (a)	4,000	4,129,960
Emerson College, 6.00%, 1/01/42	7,000	8,044,750
John Adams Academy, 5.25%, 10/01/45	1,060	1,112,502
Vista Charter Middle School, 6.00%, 7/01/44	500	531,635

Municipal Bonds	Par (000)	Value
California (continued)
Education (continued)
California School Finance Authority, RB, Series A, 6.00%, 7/01/51 (a)	$1,500	$1,547,565
Menifee Union School District, GO, Series A, 5.25%, 8/01/42	7,275	8,811,043
University of California, RB:
Build America Bonds, 6.30%, 5/15/50	3,790	4,573,204
General, Series AQ, 4.77%, 5/15/15	1,055	1,061,393
Series AM, 5.25%, 5/15/37	5,155	6,138,213
Series AM, 5.25%, 5/15/44	11,495	13,517,660
Series AV, 5.25%, 5/15/42	13,605	16,575,924

		73,153,014
Health — 5.8%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	3,775	4,174,584
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	7,000	7,853,020
Kaiser Permanente, Series C, 5.00%, 8/01/31 (e)	6,665	7,870,299
Scripps Health, Series A, 5.00%, 11/15/40	7,530	8,502,048
Sutter Health, Series B, 6.00%, 8/15/42	9,775	11,182,795
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/19 (d)	6,000	6,628,800
Catholic Healthcare West, Series A, 6.00%, 7/01/19 (d)	2,075	2,292,460
Stanford Hospital, Series A-3, 5.50%, 11/15/40	10,000	11,591,200
California Statewide Communities Development Authority, RB, Lancer Educational student Housing Project, Series A, 5.00%, 6/01/46 (a)	4,100	4,186,387
California Statewide Communities Development Authority, Refunding RB:
Lancer Educational student Housing Project, Series A, 5.00%, 6/01/36 (a)	2,900	2,993,322
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	5,000	5,612,650
Regents of the University of California Medical Center Pooled Revenue, RB, Build America Bonds, Series H, 6.40%, 5/15/31	1,550	1,969,926

		74,857,491
State — 4.6%
Orange County Community Facilities District, Special Tax Bonds, Village of Esencia, Series A, 5.25%, 8/15/45	5,000	5,588,900
State of California, GO:
Build America Bonds, Various Purpose, 7.60%, 11/01/40	2,000	3,067,420
Various Purposes, 6.00%, 3/01/33	4,195	4,729,527
Various Purposes, 6.50%, 4/01/33	7,925	8,730,497
Various Purposes, 6.00%, 4/01/38	16,080	17,568,526
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	10,000	10,962,400
Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/19 (d)	3,060	3,357,860

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	19

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
State (continued)
State of California Public Works Board, LRB (continued):
Various Capital Projects, Series I, 5.25%, 11/01/32	$1,115	$1,330,708
Various Capital Projects, Series I, 5.50%, 11/01/33	2,315	2,789,783
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/19 (d)	1,725	1,949,509

		60,075,130
Tobacco — 3.6%
County of California Tobacco Securitization Agency, Refunding RB, Series A:
Asset-Backed, Merced County, 5.13%, 6/01/38	1,000	999,940
Asset-Backed, Merced County, 5.25%, 6/01/45	1,085	1,084,935
Golden Gate Tobacco Funding Corp., 5.00%, 6/01/36	2,410	2,409,807
Golden Gate Tobacco Funding Corp., 5.00%, 6/01/47	2,595	2,577,847
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 6/01/46	8,590	8,613,279
5.60%, 6/01/36	1,980	2,030,015
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 6/01/47	10,000	10,069,671
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 6/01/37	8,450	8,450,422
5.13%, 6/01/46	10,000	9,999,900

		46,235,816
Transportation — 9.7%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 4/01/50	4,000	5,928,320
Burbank-Glendale-Pasadena California Airport Authority, ARB, Series B, 5.56%, 7/01/32	1,000	1,112,680
City & County of San Francisco Airports Commission, RB, San Francisco International Airport, Series A, AMT, 5.00%, 5/01/41	4,170	4,748,170
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 5/01/39	5,150	5,631,422
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	675	677,849
City & County of San Francisco California Airports Commission, Refunding ARB:
2nd Series A, AMT, 5.25%, 5/01/33	1,645	1,857,567
San Francisco International Airport, 5.00%, 5/01/46	1,280	1,474,624
Series A, AMT, 5.00%, 5/01/40	4,315	4,796,209
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 5/15/36	2,700	3,114,423
Los Angeles International Airport, Series B, 5.00%, 5/15/41	10,375	11,827,707
Series A, 5.00%, 5/15/33	4,500	5,229,000
City of Los Angeles California Department of Airports, RB, Series A, 5.00%, 5/15/35	2,960	3,424,394

Municipal Bonds	Par (000)	Value
California (continued)
Transportation (continued)
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	$11,690	$12,913,358
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series C, 3.89%, 5/15/38	3,000	3,048,150
City of Los Angeles California Department of Airports, Refunding RB, Series C, 5.00%, 5/15/33	4,945	5,812,304
City of San Franciso Municipal Transportation Agency, RB, 5.00%, 3/01/44	5,000	5,751,700
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 3/01/41	18,235	20,964,597
Series A, 5.00%, 3/01/36	2,800	3,249,680
Series A, 5.00%, 3/01/37	1,500	1,735,425
Series A-1, 5.75%, 3/01/34	6,720	7,650,720
Series A-1, 6.25%, 3/01/34	2,920	3,410,502
County of Orange California, ARB, Series B, 5.75%, 7/01/34	3,000	3,012,120
County of Sacramento California, ARB:
Senior Series B, 5.75%, 7/01/39	1,600	1,678,016
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/18 (d)	3,150	3,319,250
Santa Clara Valley Transportation Authority, RB, Build America Bonds, Series A, 5.88%, 4/01/32	2,355	2,918,245

		125,286,432
Utilities — 25.2%
City of Los Angeles California Department of Water & Power, RB:
Build America Bonds, 6.60%, 7/01/50	3,000	4,345,770
Build America Bonds, Series D, 6.57%, 7/01/45	1,500	2,152,335
Series A, 5.00%, 7/01/41	15,820	18,458,776
City of Los Angeles California Department of Water & Power, Refunding RB:
Power System, Series B, 5.00%, 7/01/36	10,000	11,768,100
Series A, 5.25%, 7/01/39	8,000	9,093,760
Series A, 5.00%, 7/01/46	8,000	9,294,640
Series B, 5.00%, 7/01/42	7,140	8,325,026
City of Los Angeles California Wastewater System Revenue, Refunding RB:
Green Bond, Sub-Series A, 5.25%, 6/01/47	12,880	15,678,566
Green Bond, Sub-Series B, 5.00%, 6/01/39	2,000	2,385,300
Series A, 5.38%, 6/01/19 (d)	5,060	5,506,950
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,612,525
City of Riverside California Electric Revenue, RB, Build America Bond, 7.61%, 10/01/40	2,500	3,663,075
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/34	10,000	11,974,500
City of San Juan California Water District, COP, Series A, 6.00%, 2/01/39	5,700	6,174,468
County of San Diego California Water Authority Financing Corp., Refunding RB, Refunding RB, Series B, 5.00%, 5/01/36	11,150	13,228,248

See Notes to Financial Statements.

20	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
Utilities (continued)
Dublin-San Ramon Services District Water, Refunding RB, 5.50%, 8/01/36	$4,235	$4,832,559
Eastern Municipal Water District Financing Authority, RB, Series D, 5.25%, 7/01/42	18,500	22,694,505
Irvine Ranch Water District, Special Assessment Bonds:
5.25%, 2/01/41	15,855	19,204,052
5.25%, 2/01/46	1,000	1,205,810
Build America Bonds, Series B, 6.62%, 5/01/40	4,000	5,355,680
Los Angeles Department of Water, Refunding RB, Series A:
5.00%, 7/01/38	17,590	20,887,597
5.00%, 7/01/41	610	722,100
5.00%, 7/01/44	15,000	17,701,350
5.25%, 7/01/44	10,650	12,909,397
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/40	15,585	18,295,699
Metropolitan Water District of Southern California, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,727,450
Northern California Power Agency, RB, Build America Bonds, Series B, 7.31%, 6/01/40	2,150	2,895,599
Orange County Water District, Refunding RB, Series A, 4.00%, 8/15/41	5,000	5,331,250
San Diego County Water Authority Financing Corp., Refunding RB, Series B, 5.00%, 5/01/38	5,990	7,064,786
San Diego Public Facilities Financing Authority Sewer Revenue, Refunding RB, Series A, 5.00%, 5/15/37	13,600	16,168,632
San Diego Public Facilities Financing Authority Water Revenue, Refunding RB, Series B, 5.00%, 8/01/38	12,455	14,700,512
Southern California Public Power Authority, RB, Apex Power Project, Series A, 5.00%, 7/01/36	2,885	3,368,843
Vista Joint Powers Financing Authority, Refunding LRB, Lease, 5.25%, 5/01/37	15,000	17,815,500

		325,543,360
Total Municipal Bonds in California		1,130,335,583

Puerto Rico — 1.4%
State — 0.3%
Commonwealth of Puerto Rico, GO, 6.00%, 7/01/38 (f)(g)	1,630	949,475
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series A (f)(g):
5.50%, 7/01/39	1,470	852,600
8.00%, 7/01/35	3,820	2,315,875

		4,117,950
Tobacco — 0.7%
Children’s Trust Fund Tobacco Settlement, Refunding, RB, Asset-Backed:
5.50%, 5/15/39	3,075	3,090,068
5.63%, 5/15/43	6,750	6,754,387

		9,844,455
Utilities — 0.4%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	3,520	2,917,517

Municipal Bonds	Par (000)	Value
Puerto Rico (continued)
Utilities (continued)
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 7/01/38	$2,300	$1,909,184

		4,826,701
Total Municipal Bonds in Puerto Rico		18,789,106
Total Municipal Bonds — 88.9%		1,149,124,689

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
California — 10.8%
County/City/Special District/School District — 1.8%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	20,000	22,871,200
Education — 1.4%
University of California, Refunding RB, Series A, 5.00%, 11/01/43	16,000	18,583,680
Health — 2.7%
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 5/15/47	30,070	34,580,801
Transportation — 4.9%
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, AMT, 5.00%, 5/01/46	25,000	28,341,750
City of Los Angeles California Department of Airports, RB, Los Angeles International Airport, Series B, AMT, 5.00%, 5/15/41	18,717	21,337,904
County of San Diego Regional Transportation Commission, Refunding RB, Series A, 5.00%, 4/01/48	11,490	13,436,061

		63,115,715
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.8%		139,151,396
Total Long-Term Investments (Cost — $1,253,068,497) — 100.6%		1,299,509,674

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.60% (i)(j)	60,668,812	60,680,946
Total Short-Term Securities (Cost — $60,678,529) — 4.7%		60,680,946
Total Investments (Cost — $1,313,747,026) — 105.3%		1,360,190,620
Liabilities in Excess of Other Assets — (0.6)%		(7,382,772)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.7)%		(60,681,039)

Net Assets — 100.0%		$1,292,126,809

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	21

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.

(c)	Zero-coupon bond.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Variable rate security. Rate as of period end.

(f)	Issuer filed for bankruptcy and/or is in default.

(g)	Non-income producing security.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	During the year ended May 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2016	Net Activity	Shares Held at May 31, 2017	Value at May 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	94,833,083	(34,164,271)	60,668,812	$60,680,946	$270,655	$100,813	$2,417
[1] Includes net capital gain distributions.

(j)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector and industry classifications refer to one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(352)	5-Year U.S. Treasury Note	September 2017	$41,646,000	$(61,497)
(2,003)	10-Year U.S. Treasury Note	September 2017	$252,972,641	(757,537)
(1,525)	Long U.S. Treasury Bond	September 2017	$234,564,062	(1,908,379)
(581)	Ultra U.S. Treasury Bond	September 2017	$95,937,625	(1,102,518)
Total				$(3,829,931)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$3,829,931	—	$3,829,931

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended May 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$11,421,446	—	$11,421,446
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(3,583,804)	—	$(3,583,804)

See Notes to Financial Statements.

22	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (concluded)	BlackRock California Municipal Opportunities Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$353,977	[1]
Average notional value of contracts — short	$465,783,164
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	—	$1,299,509,674	—	$1,299,509,674
Short-Term Securities	$60,680,946	—	—	60,680,946

Total	$60,680,946	$1,299,509,674	—	$1,360,190,620

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(3,829,931)	—	—	$(3,829,931)
[1] See above Schedule of Investments for values in each sector, industry, state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $60,642,194 are categorized as Level 2 within the disclosure hierarchy.

During the year ended May 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	23

Schedule of Investments May 31, 2017	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 91.1%
Corporate — 3.2%
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	$3,500	$3,812,410
Continental Airlines, Inc. Project, AMT, Series B, 5.63%, 11/15/30	1,000	1,124,520
Provident Group-Kean Properties, Series A, 5.00%, 7/01/47	265	285,347
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	1,445	1,565,889
Series B, 5.60%, 11/01/34	1,000	1,091,380
Series D, 4.88%, 11/01/29	1,000	1,088,360

		8,967,906
County/City/Special District/School District — 12.7%
Carlstadt School District, GO, Refunding, 4.00%, 5/01/30	1,415	1,524,464
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,020	1,046,398
5.25%, 11/01/44	990	1,010,057
(AGM), 4.00%, 11/01/34	500	510,615
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM), 5.00%, 7/01/39	660	739,721
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 7/01/35	600	601,182
5.00%, 7/01/36	145	145,274
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	735	799,320
County of Essex New Jersey Improvement Authority, RB:
AMT, 5.25%, 7/01/45 (a)	1,000	1,005,600
Newark Project, Series A (AGM), 6.00%, 11/01/30	1,090	1,211,066
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC), 5.50%, 10/01/29	1,500	1,972,665
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C, 5.25%, 1/01/46	3,900	4,096,521
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Covanta Union, Inc., AMT, 4.75%, 12/01/31	1,250	1,355,263
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	2,000	2,183,680
New Brunswick New Jersey Parking Authority, Refunding RB, City Guaranteed, Series A (BAM), 5.00%, 9/01/39	1,500	1,731,525
New Jersey EDA, RB, Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,000	2,309,200
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,946,000
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC), 5.50%, 3/01/21 (b)	805	936,923
Newark New Jersey Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	1,775	1,776,065

Municipal Bonds	Par (000)	Value
New Jersey (continued)
County/City/Special District/School District (continued)
Township of Egg Harbor New Jersey School District, GO, Refunding (AGM), 5.75%, 7/15/25	$2,000	$2,568,460
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 7/15/31	2,445	2,786,689
5.00%, 7/15/32	350	397,460
Township of Montclair New Jersey, GO, Refunding Series B, 5.00%, 10/01/27	500	619,910
Township of Sparta New Jersey Board of Education, GO, Refunding, 5.00%, 2/15/36	1,350	1,554,512

		35,828,570
Education — 18.0%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 7/01/46	1,250	1,293,313
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects:
5.00%, 7/01/44	530	593,854
Series A, 5.00%, 7/01/34	1,855	2,112,363
New Jersey EDA, RB:
Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/38	2,000	2,258,280
School Facilities Construction (AGC), 5.50%, 12/15/18 (c)	525	562,091
School Facilities Construction (AGC), 5.50%, 12/15/34	10	10,560
Team Academy Charter School Project, 6.00%, 10/01/43	1,000	1,107,910
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (a):
4.75%, 8/01/24	350	346,836
5.63%, 8/01/34	250	247,403
5.88%, 8/01/44	430	428,512
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/33	1,750	1,799,507
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (c)	1,500	1,567,140
College of New Jersey, Series G, 3.50%, 7/01/31	1,000	1,018,770
Georgian Court University, Series D, 5.00%, 7/01/33	500	500,820
Kean University, Series A, 5.25%, 9/01/29	1,705	1,833,438
Kean University, Series A (AGC), 5.50%, 9/01/36	1,000	1,082,120
Kean University, Series H, 4.00%, 7/01/39	715	734,884
Montclair State University, Series A, 5.00%, 7/01/33	2,005	2,294,903
Montclair State University, Series B, 5.00%, 7/01/32	2,465	2,875,718
Montclair State University, Series B, 5.00%, 7/01/34	660	761,983
Montclair State University, Series B, 5.00%, 7/01/33	900	1,044,495

See Notes to Financial Statements.

24	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (continued)
New Jersey Educational Facilities Authority, Refunding RB (continued):
New Jersey City University, Series A, 5.00%, 7/01/40	$1,000	$1,123,500
Ramapo College, Series B, 5.00%, 7/01/42	560	616,174
Stockton University, Series A, 5.00%, 7/01/41	630	688,099
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (c)	2,500	2,824,100
William Paterson University (AGC), 5.00%, 7/01/38	240	249,216
William Paterson University, Series C, 4.00%, 7/01/35	1,500	1,548,315
William Paterson University, Series E (BAM), 5.00%, 7/01/33	1,250	1,446,375
William Paterson University, Series E (BAM), 5.00%, 7/01/34	1,335	1,537,853
William Paterson University, Series E (BAM), 5.00%, 7/01/35	1,500	1,722,795
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/28	720	795,924
Series 1A, 5.00%, 12/01/25	65	68,773
Series 1A, 5.00%, 12/01/26	400	418,836
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/32	1,500	1,694,760
5.00%, 7/01/40	5,000	5,674,550
5.00%, 7/01/42	915	1,020,298
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	2,000	2,250,680
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	2,500	2,799,375

		50,954,523
Health — 20.6%
County of Burlington New Jersey Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	2,055	2,079,825
New Jersey EDA, Refunding RB, Lions Gate Project, 4.88%, 1/01/29	650	674,512
New Jersey Health Care Facilities Financing Authority, RB:
Greystone Park Psychiatric Hospital Project, Series A, 5.00%, 9/15/29	2,000	2,086,900
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/18 (c)	1,810	1,890,418
Robert Wood Johnson University Hospital, Series A, 5.25%, 7/01/35	1,460	1,654,399
Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/39	1,150	1,281,008
Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/43	1,535	1,703,697
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	920	1,050,290
Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,620	3,908,876
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/21 (c)	2,985	3,567,433
AHS Hospital Corp., 4.00%, 7/01/41	2,000	2,070,880
General Hospital Center at Passaic (AGM), 6.75%, 7/01/19 (b)	80	84,804

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB (continued):
Hackensack Meridian Health Obligated Group, Series A, 5.00%, 7/01/37	$6,000	$6,913,200
Hackensack University Medical Center (AGC), 5.25%, 1/01/18 (c)	3,600	3,692,160
Holy Name Medical Center, 5.00%, 7/01/25	500	544,480
Hunterdon Medical Center, 5.00%, 7/01/31	300	340,893
Hunterdon Medical Center, 5.00%, 7/01/45	2,650	2,930,662
Inspira Health Obligated Group, Series A, 3.00%, 7/01/32	785	737,531
Meridian Health System Obligated Group, 5.00%, 7/01/27	1,500	1,705,575
Princeton Healthcare System, 5.00%, 7/01/34	1,000	1,142,580
Princeton Healthcare System, 5.00%, 7/01/39	4,060	4,580,776
Robert Wood Johnson University Hospital, 5.00%, 1/01/20 (c)	1,500	1,654,245
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 7/01/32	2,300	2,442,140
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 7/01/43	1,290	1,457,636
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (c)	1,540	1,814,105
St. Barnabas Health Care System, Series A, 5.00%, 7/01/24	1,000	1,145,870
St. Barnabas Health Care System, Series A, 5.00%, 7/01/25	2,230	2,539,100
St. Joseph’s Healthcare System Obligated Group, 5.00%, 7/01/41	650	712,036
St. Joseph’s Healthcare System Obligated Group, 4.00%, 7/01/48	910	890,544
St. Luke’s Warren Hospital Obligated Group, 5.00%, 8/15/34	460	511,170
Virtua Health, 5.00%, 7/01/29	285	325,027

		58,132,772
Housing — 1.9%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing:
Series AA, 6.50%, 10/01/38	30	30,897
Series U, AMT, 4.90%, 10/01/27	745	746,117
Series U, AMT, 4.95%, 10/01/32	185	185,237
Newark Housing Authority, RB, M/F Housing, Series A:
5.00%, 12/01/30	1,640	1,834,701
4.38%, 12/01/33	2,515	2,692,534

		5,489,486
State — 10.4%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/24 (d)	10,000	8,202,100
CAB, Series B, 0.00%, 11/01/27 (d)	4,135	2,986,917
Election of 2005, Series A, 5.75%, 11/01/28	2,565	3,202,659
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 7/01/21 (d)	1,675	1,536,796
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/27	2,000	2,048,580

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	25

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund

Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (continued)
New Jersey EDA, RB (continued):
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/29	$1,100	$1,126,719
School Facilities Construction (AGC), 6.00%, 12/15/18 (c)	985	1,062,096
School Facilities Construction (AGC), 6.00%, 12/15/18	15	16,174
School Facilities Construction, Series KK, 5.00%, 3/01/38	1,070	1,086,200
New Jersey EDA, Refunding RB:
CAB, Economic Fund, Series A (NPFGC), 0.00%, 3/15/21 (d)	2,000	1,852,780
Cigarette Tax, 5.00%, 6/15/22	1,700	1,885,198
Cigarette Tax, 5.00%, 6/15/29	640	685,766
Lions Gate Project, 5.25%, 1/01/44	370	383,087
State of New Jersey, COP, Equipment Lease Purchase, Series A (c):
5.25%, 6/15/19	1,000	1,085,020
5.25%, 6/15/19	1,110	1,204,372
State of New Jersey, GO, Refunding, Series N (NPFGC), 5.50%, 7/15/17	1,000	1,005,750

		29,370,214
Tobacco — 0.4%
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/41	1,025	1,017,497
Transportation — 21.0%
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	1,875	2,034,188
Delaware River Port Authority of Pennsylvania & New Jersey, RB, 5.00%, 1/01/40	1,500	1,690,380
New Jersey EDA, RB, AMT, Goethals Bridge Replacement Project:
(AGM), 5.13%, 7/01/42	1,000	1,101,270
5.13%, 1/01/39	1,000	1,109,480
Private Activity Bond, 5.38%, 1/01/43	905	1,011,926
New Jersey State Turnpike Authority, Refunding RB:
Series A (BHAC), 5.25%, 1/01/30	1,000	1,277,880
Series I, 5.00%, 1/01/35	2,500	2,698,375
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/32 (d)	10,000	4,628,200
CAB, Transportation System, Series A, 0.00%, 12/15/35 (d)	8,900	3,442,342
CAB, Transportation System, Series A, 0.00%, 12/15/38 (d)	10,000	3,234,200
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/34 (d)	4,870	2,289,484
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/30	1,250	1,344,113
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 6/15/30	6,070	6,220,839
Series B, 5.25%, 6/15/26	1,500	1,595,145
Transportation Program, Series AA, 5.25%, 6/15/31	2,000	2,110,960
Transportation Program, Series AA, 5.00%, 6/15/45	1,000	1,019,200
Transportation System, Series A, 6.00%, 6/15/35	3,185	3,456,171
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series B (NPFGC), 5.50%, 12/15/21	1,800	2,043,162

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation (continued)
Port Authority of New York & New Jersey, ARB:
Consolidated, 85th Series, 5.20%, 9/01/18	$1,000	$1,053,740
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,222,850
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	2,000	2,024,240
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,125,900
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
147th Series, 4.75%, 4/15/37	4,700	4,703,619
178th Series, 5.00%, 12/01/43	285	314,540
186th Series, 5.00%, 10/15/44	3,000	3,362,490
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	295	326,255
5.00%, 11/01/29	295	324,621
5.00%, 11/01/32	440	492,835
5.00%, 11/01/33	250	278,795
5.00%, 11/01/34	250	277,750
5.00%, 11/01/39	1,500	1,643,760

		59,458,710
Utilities — 2.9%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	500	547,095
New Jersey Environmental Infrastructure Trust, RB, Series B, AMT, 5.00%, 9/01/28	1,355	1,507,695
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 0.00%, 8/01/21 (b)(d)	5,000	4,713,700
Passaic Valley Water Commission, RB, Water Supply, Series A, 6.00%, 12/15/24	1,195	1,327,012

		8,095,502
Total Municipal Bonds in New Jersey		257,315,180

Puerto Rico — 1.1%
Housing — 0.3%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	750	787,312
Tobacco — 0.8%
Children’s Trust Fund Tobacco Settlement , Refunding RB, Asset-Backed Bonds, 5.63%, 5/15/43	2,235	2,236,453
Total Municipal Bonds in Puerto Rico		3,023,765
Total Municipal Bonds — 92.2%		260,338,945

See Notes to Financial Statements.

26	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey — 5.6%
County/City/Special District/School District — 3.0%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	$1,440	$1,677,096
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	6,300	6,862,086

		8,539,182
Transportation — 2.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	5,001	5,169,891
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	495	535,166
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,455	1,694,435

		7,399,492
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 5.6%		15,938,674
Total Long-Term Investments (Cost — $259,114,182) — 97.8%		276,277,619

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.60% (g)(h)	12,053,795	$12,056,206
Total Short-Term Securities (Cost — $12,054,989) — 4.3%		12,056,206
Total Investments (Cost — $271,169,171) — 102.1%		288,333,825
Other Assets Less Liabilities — 1.2%		3,452,254
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.3)%		(9,310,121)

Net Assets — 100.0%		$282,475,958

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on June 15, 2019, is $3,884,927. See Note 4 of the Notes to Financial Statements for details.

(g)	During the year ended May 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2016	Net Activity	Shares Held at May 31, 2017	Value at May 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,295,408	9,758,387	12,053,795	$12,056,206	$41,780	$4,327	$1,217
[1] Includes net capital gain distributions.

(h)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	27

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(37)	5-Year U.S. Treasury Note	September 2017	$4,377,563	$(6,464)
(78)	10-Year U.S. Treasury Note	September 2017	$9,851,156	(29,645)
(60)	Long U.S. Treasury Bond	September 2017	$9,228,750	(75,084)
(8)	Ultra U.S. Treasury Bond	September 2017	$1,321,000	(15,866)
Total				$(127,059)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$127,059	—	$127,059

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended May 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$396,128	—	$396,128
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(116,229)	—	$(116,229)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$20,943,141

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	—	$276,277,619	—	$276,277,619
Short-Term Securities	$12,056,206	—	—	12,056,206

Total	$12,056,206	$276,277,619	—	$288,333,825

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(127,059)	—	—	$(127,059)
[1] See above Schedule of Investments for values in each sector, state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $9,281,449 are categorized as Level 2 within the disclosure hierarchy.

During the year ended May 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

28	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments May 31, 2017	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 85.5%
Corporate — 5.7%
County of Delaware Pennsylvania IDA, Refunding RB, Covanta Project, 5.00%, 7/01/43	$5,000	$5,035,100
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	3,490	3,779,007
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 10/01/39	3,000	3,231,030
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	9,400	10,074,074
Shippingport Project, Series A, 3.75%, 12/01/40 (a)	3,915	1,624,725
Shippingport Project, Series A, 2.55%, 11/01/41 (a)	1,310	543,650
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	1,540	1,652,743
National Gypsum Co., 5.50%, 11/01/44	1,355	1,454,159

		27,394,488
County/City/Special District/School District — 14.9%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	2,310	2,443,795
5.00%, 5/01/42	3,900	4,095,468
Bethlehem Area School District, GO, (BAM), Series A:
5.00%, 8/01/34	2,390	2,715,327
5.00%, 8/01/35	1,790	2,028,124
Boyertown Area School District, GO:
5.00%, 10/01/36	890	1,018,116
5.00%, 10/01/38	1,335	1,521,807
County of Allegheny Pennsylvania IDA, Refunding RB, Residential Resource, Inc. Project, 5.13%, 9/01/31	370	370,270
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, 6.00%, 6/01/29	2,615	2,865,099
County of Lycoming Pennsylvania Water & Sewer Authority, RB, (AGM), 5.00%, 11/15/19 (b)	825	904,266
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	1,950	2,256,092
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	2,500	2,753,025
Dallastown Area School District, GO, Refunding, 5.00%, 4/15/34	1,835	2,136,692
Fox Chapel Area School District, GO (c):
5.00%, 2/01/39	4,100	4,819,878
5.00%, 2/01/42	6,365	7,464,999
Philadelphia School District, GO, Series E (b):
2014, 6.00%, 9/01/18	5	5,314
2015, 6.00%, 9/01/18	5	5,314
2015-3, 6.00%, 9/01/18	5	5,314
2016, 6.00%, 9/01/18	5	5,314
6.00%, 9/01/18	95	100,970
6.00%, 9/01/18	6,480	6,887,203
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 7/15/34	5,070	5,622,529

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County/City/Special District/School District (continued)
State Public School Building Authority, Refunding RB:
Harrisburg School District Project, Series A (AGC), 5.00%, 5/15/19 (b)	$455	$490,576
Harrisburg School District Project, Series A (AGC), 5.00%, 5/15/19 (b)	450	485,001
Harrisburg School District Project, Series A (AGC), 5.00%, 5/15/19 (b)	1,810	1,950,782
Philadelphia School District (AGM), 5.00%, 6/01/33	5,000	5,701,500
Township of Bristol Pennsylvania School District, GO:
5.25%, 6/01/43	5,980	6,833,705
(BAM), 5.00%, 6/01/42	2,550	2,900,395
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	2,115	2,320,768
Township of Lower Paxton Pennsylvania, GO, 5.00%, 4/01/42	630	711,453
Township of Upper Moreland Pennsylvania School District, GO, 5.00%, 10/01/34	195	222,477

		71,641,573
Education — 20.5%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	580	639,073
5.00%, 8/15/25	765	840,903
5.00%, 8/15/26	760	835,407
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	1,000	1,063,340
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (b)	2,700	2,929,608
6.38%, 1/01/39	400	430,784
County of Delaware Pennsylvania Authority, RB, Villanova University:
5.00%, 8/01/40	1,795	2,035,171
5.00%, 8/01/45	3,695	4,172,357
County of Delaware Pennsylvania Authority, Refunding RB:
Haverford College, 5.00%, 5/15/20 (b)	4,970	5,536,381
Haverford College, 5.00%, 11/15/35	1,100	1,200,056
Villanova University, 5.25%, 12/01/19 (b)	600	662,934
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
Moravian College, 5.00%, 10/01/36	890	989,475
Moravian College, 3.88%, 10/01/45	1,670	1,673,407
St. Luke’s University Health Network Project, 5.00%, 8/15/46	1,350	1,502,496
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 11/01/17 (b)	2,650	2,695,871
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	2,450	2,560,495
Thomas Jefferson University, 5.00%, 3/01/20 (b)	11,000	12,174,580
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	7,140	7,972,810
La Salle University, 5.00%, 5/01/37	1,595	1,708,006
La Salle University, 5.00%, 5/01/42	2,655	2,830,973

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	29

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education (continued)
Pennsylvania Higher Educational Facilities Authority, Refunding RB (continued):
State System of Higher Education, Series AL, 5.00%, 6/15/35	$1,425	$1,558,608
Thomas Jefferson University, 5.00%, 9/01/45	3,000	3,356,970
University of the Sciences Philadelphia, 5.00%, 11/01/31	1,095	1,249,800
University of the Sciences Philadelphia (AGC), 5.00%, 11/01/18 (b)	5,000	5,285,700
University Properties, Inc. Student Housing Project, Series A, 5.00%, 7/01/35	450	484,686
Widener University, Series A, 5.25%, 7/15/33	2,420	2,699,462
Widener University, Series A, 5.50%, 7/15/38	365	407,669
Pennsylvania State University, RB:
5.00%, 3/01/40	10,000	10,905,300
Series A, 5.00%, 2/15/18 (b)	5,045	5,193,071
Series A, 5.00%, 2/15/18 (b)	2,000	2,058,700
Philadelphia Authority for Industrial Development, RB, University of Sciences, 5.00%, 11/01/42	3,525	3,933,406
Philadelphia Authority for Industrial Development, Refunding RB, 1st Series, 5.00%, 4/01/45	3,330	3,764,432
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	630	671,334
5.00%, 7/01/35	765	808,039
5.00%, 7/01/45	450	470,610
5.00%, 7/01/47	1,180	1,240,794

		98,542,708
Health — 18.3%
City of Pottsville Pennsylvania Hospital Authority, Refunding RB, Lehigh Valley Health, Series B, 5.00%, 7/01/41	5,000	5,588,750
County of Allegheny Pennsylvania Hospital Development Authority, Refunding RB, University of Pittsburgh Medical Center Health, Series A-1, 1.60%, 2/01/37 (a)	2,500	2,290,175
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/21 (b)	4,110	5,133,102
County of Chester Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project:
5.00%, 12/01/35	1,000	1,014,520
Series A, 5.25%, 12/01/45	1,500	1,521,555
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	2,540	2,589,022
Diakon Lutheran Social Ministries, 5.00%, 1/01/38	4,400	4,709,012
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, 6.00%, 6/01/19 (b)	2,385	2,621,544
County of Lancaster Pennsylvania Hospital Authority, Refunding RB:
Brethren Village Project, 5.25%, 7/01/41	1,500	1,618,095
Brethren Village Project, Series A, 6.50%, 7/01/40	1,750	1,758,260

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (continued)
County of Lancaster Pennsylvania Hospital Authority, Refunding RB (continued):
Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/28	$790	$919,315
Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/35	575	646,007
University of Pennsylvania Health System, 5.00%, 8/15/42	2,400	2,725,608
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 6/01/19 (b)	3,255	3,519,534
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Communities, Series A-1, 6.25%, 11/15/19 (b)	480	540,379
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	1,385	1,533,167
Acts Retirement-Life Communities, 5.00%, 11/15/28	895	986,711
Whitemarsh Continuing Care Retirement Community, 5.25%, 1/01/40	5,000	5,052,700
Geisinger Authority Pennsylvania, Refunding RB, Health System:
Series A-1, 4.00%, 2/15/47	5,000	5,125,250
Series A-2, 5.00%, 2/15/39	5,950	6,864,039
Lancaster IDA, Refunding RB, Garden Spot Village Project:
5.38%, 5/01/28	730	805,840
5.75%, 5/01/35	1,285	1,416,610
Moon Industrial Development Authority, Refunding RB, 6.00%, 7/01/45	4,000	4,301,640
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	4,800	5,188,224
Philadelphia Authority for Industrial Development, Refunding RB, Children’s Hospital of Philadelphia, 4.00%, 7/01/35 (c)	3,050	3,233,335
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB:
Jefferson Health System of Chester Philadelphia, Series B, 5.00%, 5/15/20 (b)	6,000	6,674,460
Presbyterian Medical Center, 6.65%, 12/01/19 (d)	1,315	1,420,187
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/20 (b)	3,590	4,053,971
Southcentral Pennsylvania General Authority, Refunding RB, Wellspan Health Obligation Group, Series A:
6.00%, 12/01/18 (b)	1,780	1,909,442
6.00%, 6/01/29	1,970	2,089,717

		87,850,171
Housing — 6.1%
Pennsylvania HFA, RB:
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.25%, 10/01/35	600	635,820
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.50%, 10/01/40	600	635,892

See Notes to Financial Statements.

30	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Housing (continued)
Pennsylvania HFA, RB (continued):
S/F Housing Mortgage, Series 114-C, 3.65%, 10/01/37	$4,120	$4,170,676
S/F Housing Mortgage, Series 118-B, 4.05%, 10/01/40	3,000	3,099,600
S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42 (c)	3,505	3,592,345
S/F Housing Mortgage, Series 2015-117-B, 4.05%, 10/01/40	2,400	2,462,736
Pennsylvania HFA, Refunding RB, S/F Housing Mortgage:
Series 096-A, AMT, 4.70%, 10/01/37	1,090	1,092,180
Series 099-A, AMT, 5.15%, 4/01/38	2,295	2,420,330
Series 119, 3.50%, 10/01/36	2,260	2,281,561
Philadelphia IDA, RB, Series A:
3.50%, 12/01/36	1,210	1,183,186
4.00%, 12/01/46	5,740	5,776,105
4.00%, 12/01/51	2,260	2,251,615

		29,602,046
State — 3.0%
Commonwealth Financing Authority, RB, Series B (AGC), 5.00%, 6/01/31	3,420	3,638,812
Commonwealth of Pennsylvania, GO, 2nd Series A, 5.00%, 8/01/17 (b)	3,000	3,021,030
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	7,000	7,770,490

		14,430,332
Transportation — 11.9%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	14,000	15,243,200
AMT (AGM), 5.00%, 6/15/32	9,500	9,528,975
AMT (AGM), 5.00%, 6/15/37	1,250	1,253,662
Delaware River Joint Toll Bridge Commission, RB, Bridge System, 5.00%, 7/01/42	2,500	2,906,225
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	7,500	8,136,750
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	1,510	1,644,148
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42 (e)	6,740	2,352,867
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (e)	2,225	899,768
Series A-1, 5.00%, 12/01/41	100	112,646
Sub-Series A, 5.13%, 12/01/20 (b)	960	1,093,795
Sub-Series A, 5.13%, 12/01/26	325	362,157
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	4,730	5,401,282
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	3,140	3,517,302
5.00%, 6/01/29	4,155	4,647,451

		57,100,228
Utilities — 5.1%
City of Philadelphia Pennsylvania Gas Works, RB:
12th Series B (NPFGC), 7.00%, 5/15/20 (d)	570	632,501
9th Series, 5.25%, 8/01/20 (b)	1,280	1,445,632
9th Series, 5.25%, 8/01/40	2,020	2,215,839

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Utilities (continued)
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 8/01/30	$1,200	$1,375,692
5.00%, 8/01/31	900	1,026,684
5.00%, 8/01/32	1,200	1,363,344
5.00%, 8/01/33	600	678,894
5.00%, 8/01/34	1,050	1,183,234
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/19 (b)	1,450	1,548,933
Series A, 5.25%, 10/01/52	1,190	1,398,524
Series C (AGM), 5.00%, 8/01/40	2,650	2,898,676
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement (BAM), 5.25%, 12/01/41	2,090	2,379,068
County of Allegheny Pennsylvania Sanitary Authority, Refunding RB, Sewer Improvement (AGM), 5.00%, 6/01/40	1,000	1,110,230
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	980	1,103,039
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	3,895	4,151,291

		24,511,581
Total Municipal Bonds in Pennsylvania		411,073,127

Puerto Rico — 0.8%
Tobacco — 0.8%
Children’s Trust Fund, Tobacco Settlement, Refunding RB, Asset-Backed, 5.63%, 5/15/43	3,880	3,882,522
Total Municipal Bonds — 86.3%		414,955,649

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Pennsylvania — 24.4%
Education — 3.3%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 8/15/21 (b)	9,280	11,036,055
University of Pittsburgh Pennsylvania, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 3/15/19 (b)	4,448	4,769,159

		15,805,214
Health — 10.7%
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A-3, 5.50%, 11/01/31	10,000	10,927,400
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/19 (b)	7,460	8,072,466
Series A, 5.25%, 6/01/19 (b)	5,997	6,503,832
Series A-1, 5.13%, 6/01/41	12,570	13,673,646
Pennsylvania Economic Development Financing Authority, RB, University of Pittsburgh Medical Center, Series B, 4.00%, 3/15/40	2,000	2,046,720

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	31

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Pennsylvania (continued)
Health (continued)
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	$9,380	$10,326,911

		51,550,975
Housing — 2.6%
Pennsylvania HFA, Refunding RB, S/F Mortgage, AMT:
Series 114A, 3.70%, 10/01/42	6,010	6,187,466
Series 115A, 4.20%, 10/01/33	6,080	6,416,041

		12,603,507
State — 6.0%
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 3/15/19 (b)	10,797	11,575,541
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 6/01/44	5,000	5,534,000
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/18 (b)	11,000	11,668,470

		28,778,011

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Pennsylvania (continued)
Transportation — 0.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	$2,520	$2,964,478
Utilities — 1.2%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 8/15/42	5,007	5,710,892
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.4%		117,413,077
Total Long-Term Investments (Cost — $501,952,285) — 110.7%		532,368,726

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.60% (g)(h)	20,089,728	20,093,746
Total Short-Term Securities (Cost — $20,093,746) — 4.2%		20,093,746
Total Investments (Cost — $522,046,031) — 114.9%		552,462,472
Liabilities in Excess of Other Assets — (2.6)%		(12,585,342)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.3)%		(59,220,331)

Net Assets — 100.0%		$480,656,799

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	During the year ended May 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2016	Net Activity	Shares Held at May 31, 2017	Value at May 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	17,018,931	3,070,797	20,089,728	$20,093,746	$31,536	$495	—
[1] Includes net capital gain distributions.

(h)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

32	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (concluded)	BlackRock Pennsylvania Municipal Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(76)	5-Year U.S. Treasury Note	September 2017	$8,991,750	$(13,278)
(97)	10-Year U.S. Treasury Note	September 2017	$12,250,797	(36,867)
(82)	Long U.S. Treasury Bond	September 2017	$12,612,625	(102,614)
(28)	Ultra U.S. Treasury Bond	September 2017	$4,623,500	(55,531)
Total				$(208,290)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$208,290	—	$208,290

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended May 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$580,518	—	$580,518
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(204,564)	—	$(204,564)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$30,254,309

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$532,368,726	—	$532,368,726
Short-Term Securities	$20,093,746	—	—	20,093,746

Total	$20,093,746	$532,368,726	—	$552,462,472

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(208,290)	—	—	$(208,290)
[1] See above Schedule of Investments for values in each sector, state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $59,063,831 are categorized as Level 2 within the disclosure hierarchy.

During the year ended May 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	33

Schedule of Investments May 31, 2017	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Financial Services — 0.1%
Western Group Housing LP, 6.75%, 3/15/57 (a)	$2,500	$3,168,700
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc., 5.25%, 3/16/37	10,609	11,314,976
Education — 0.1%
Wesleyan University, 4.78%, 7/01/16	3,275	3,205,141
Health Care Providers & Services — 0.6%
AHS Hospital Corp., 5.02%, 7/01/45	8,900	9,802,451
Kaiser Foundation Hospitals, 4.15%, 5/01/47	8,485	8,705,559
Premier Health Partners, Series G, 2.91%, 11/15/26	8,635	8,104,681
RWJ Barnabas Health, Inc., 3.95%, 7/01/46	1,971	1,914,283

		28,526,974
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc., 3.20%, 5/11/27	5,715	5,795,924
Total Corporate Bonds — 1.1%		52,011,715

Municipal Bonds
Alabama — 0.8%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home For The Aging:
5.75%, 6/01/35	1,200	1,320,264
5.75%, 6/01/45	2,145	2,313,640
6.00%, 6/01/50	2,700	2,982,285
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D:
7.00%, 10/01/51	3,000	3,655,770
6.50%, 10/01/53	15,110	17,888,276
UAB Medicine Finance Authority, Refunding RB:
5.00%, 9/01/30	5,000	5,931,100
5.00%, 9/01/31	5,000	5,895,300

		39,986,635
Alaska — 0.5%
City of Valdez Alaska, Refunding RB, BP Pipelines Project, Series B, 5.00%, 1/01/21	5,000	5,563,800
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	2,470	2,479,880
5.00%, 6/01/46	4,500	4,347,045
State of Alaska International Airports System, Refunding RB, Series B:
5.00%, 10/01/32	5,000	5,796,250
5.00%, 10/01/34	5,000	5,744,200

		23,931,175
Arizona — 1.9%
Arizona Department of Transportation State Highway Fund Revenue, Refunding RB, 5.00%, 7/01/28	5,000	6,205,050
Arizona Health Facilities Authority, Refunding RB:
5.00%, 12/01/39	5,000	5,613,600
Banner Health, Series B, 1.58%, 1/01/37 (b)	5,000	4,360,550

Municipal Bonds	Par (000)	Value
Arizona (continued)
Arizona Health Facilities Authority, Refunding RB (continued):
Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	$5,800	$6,222,994
Arizona State University, RB, Green Bonds, Series B, 5.00%, 7/01/42	5,000	5,815,750
City of Phoenix Arizona IDA, RB, Series A (a):
Legacy Traditional Schools Project, 6.50%, 7/01/34	965	1,093,413
Legacy Traditional Schools Projects, 6.75%, 7/01/44	1,690	1,930,149
City of Phoenix Arizona IDA, Refunding RB (a):
Basis Schools, Inc. Projects, 5.00%, 7/01/35	2,795	2,869,655
Basis Schools, Inc. Projects, 5.00%, 7/01/45	6,155	6,269,483
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	1,775	1,822,410
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/46	1,950	1,984,944
Legacy Traditional School Projects, 5.00%, 7/01/35	2,205	2,266,894
Legacy Traditional School Projects, 5.00%, 7/01/45	1,495	1,518,785
City of Phoenix Industrial Development Authority, RB, Legacy Traditional Schools Projects, Series A (a):
5.00%, 7/01/36	7,315	7,519,015
5.00%, 7/01/41	10,075	10,281,034
McAllister Academic Village LLC, Refunding RB, Arizona State University:
5.00%, 7/01/30	5,000	5,807,100
5.00%, 7/01/32	5,000	5,759,750
5.00%, 7/01/34	5,000	5,704,450
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/32	7,020	8,430,458

		91,475,484
California — 16.6%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B:
5.00%, 10/01/36	5,000	5,699,350
5.00%, 10/01/37	5,000	5,682,100
5.00%, 10/01/35	5,000	5,716,650
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	6,117,450
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 4/01/50	3,675	5,446,644
California County Tobacco Securitization Agency, RB, Asset-Backed, Series A:
Alameda County Securitization Corp., 6.00%, 6/01/42	885	895,974
Los Angeles County Securitization Corp., 5.25%, 6/01/21	3,160	3,197,857
California Health Facilities Financing Authority, RB, El Camino Hospital:
5.00%, 2/01/36	5,000	5,729,600
5.00%, 2/01/37	5,000	5,711,750
5.00%, 2/01/47	5,000	5,645,250
California Health Facilities Financing Authority, Refunding RB:
Children’s Hospital Los Angeles, 4.50%, 7/01/23	8,215	8,819,706

See Notes to Financial Statements.

34	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
California Health Facilities Financing Authority, Refunding RB (continued):
Childrens Hospital, Series A, 5.00%, 8/15/47 (c)	$10,000	$11,283,500
California Municipal Finance Authority, RB:
Caritas Affordable Housing Inc., 5.88%, 8/15/49	1,000	1,103,250
Sycamore Academy Project, 5.38%, 7/01/34 (a)	1,000	1,027,190
Sycamore Academy Project, 5.63%, 7/01/44 (a)	2,760	2,830,270
Urban Discovery Academy Project, 6.00%, 8/01/44 (a)	330	338,458
Urban Discovery Academy Project, 6.13%, 8/01/49 (a)	285	293,539
Vista Charter Middle School, 6.00%, 7/01/44	1,960	2,084,009
California Pollution Control Financing Authority, RB, AMT (a):
Calplant I Project, Green Bonds, 7.50%, 7/01/32 (c)	6,475	6,733,935
Calplant I Project, Green Bonds, 8.00%, 7/01/39 (c)	3,375	3,628,024
Poseidon Resources (Channel Side) LP Desalination Project, 5.00%, 7/01/30	3,000	3,207,090
Poseidon Resources (Channel Side) LP Desalination Project, 5.00%, 7/01/37	23,910	25,560,507
Poseidon Resources (Channel Side) LP Desalination Project, 5.00%, 11/21/45	25,040	26,753,988
California School Finance Authority, RB, Alta Public Schools Project, Series A (a):
6.50%, 11/01/34	1,015	1,102,442
6.75%, 11/01/45	1,395	1,519,866
California State Public Works Board, Refunding RB, Various Capital Projects:
Series C, 5.00%, 11/01/27	5,000	6,157,600
Series D, 5.00%, 4/01/27	5,000	6,170,650
Series D, 5.00%, 4/01/29	5,725	6,911,105
California State University, Refunding RB, Systemwide, Series A:
5.00%, 11/01/31	5,000	6,024,500
5.00%, 11/01/32	5,000	6,002,300
California Statewide Communities Development Authority, RB:
5.00%, 2/01/45	10,000	10,791,500
Kaiser Permanente, Series A, 5.00%, 4/01/42	5,055	5,631,674
Loma Linda University Medical Center, Series A, 5.00%, 12/01/41 (a)	4,205	4,540,012
Loma Linda University Medical Center, Series A, 5.00%, 12/01/46 (a)	6,615	7,125,347
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 (a)	21,120	23,012,352
California Statewide Communities Development Authority, Refunding RB, Series A, 5.25%, 11/01/44	1,250	1,284,313
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 5/01/37	585	588,803
Series A, 6.00%, 5/01/43	3,800	3,815,200
Series B, 6.00%, 5/01/37	265	266,643
Series B, 6.00%, 5/01/43	7,425	7,448,908

Municipal Bonds	Par (000)	Value
California (continued)
Chabot-Las Positas Community College District, GO, Refunding, 2016 Crossover, 5.00%, 8/01/29	$5,000	$5,893,050
City & County of San Francisco Airports Commission, RB, San Francisco International Airport, Series A ,AMT, 5.00%, 5/01/41	10,000	11,386,500
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D (a)(d):
0.00%, 8/01/26	1,170	733,017
0.00%, 8/01/43	20,000	4,743,200
City & County of San Francisco Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 3.00%, 8/01/21 (a)	3,825	3,892,129
City of Irvine California, Community Facilities District No. 2013-3, Great Park Improvement Area No. 1, 5.00%, 9/01/49	1,500	1,629,165
City of Los Angeles California Department of Water & Power, RB, Build America Bonds, 6.60%, 7/01/50	5,200	7,532,668
City of Los Angeles Department of Airports, RB, AMT, Sub-Series A:
5.00%, 5/15/28	5,000	5,981,450
5.00%, 5/15/32	5,000	5,836,850
City of San Francisco California Public Utilities Commission Wastewater Revenue, RB, Green Bond, Series A:
5.00%, 10/01/31	5,000	5,997,300
5.00%, 10/01/32	5,000	5,968,100
City of San Jose California Airport Revenue, Refunding ARB, AMT, Series A, 5.00%, 3/01/23	5,185	6,094,293
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 6/01/46	21,800	21,859,078
5.60%, 6/01/36	8,150	8,355,869
County of San Diego California Water Authority Financing Corp., Refunding RB, Series B:
5.00%, 5/01/35	5,000	5,949,450
5.00%, 5/01/37	5,000	5,910,150
East Side Union High School District, GO, Series E, 5.00%, 8/01/27	5,000	6,271,150
East Side Union High School District, GO, Refunding, Series B (NPFGC), 5.25%, 2/01/26	5,000	6,282,750
Eastern Municipal Water District, Refunding RB, Series A, 5.00%, 7/01/45	5,000	5,846,150
Eastern Municipal Water District Financing Authority, Refunding RB, Series B:
5.00%, 7/01/32	5,000	6,028,050
5.00%, 7/01/33	5,000	5,992,050
Etiwanda School District, GO, Election of 2016, Series A, 5.00%, 8/01/46	5,000	5,828,950
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series A, 6.00%, 1/15/49	3,770	4,350,806
Fresno Joint Powers Financing Authority, Refunding RB, Master Lease Project, Series A:
5.00%, 4/01/20	1,000	1,099,940
5.00%, 4/01/21	1,250	1,408,638
(AGM), 5.00%, 4/01/23	1,600	1,883,280

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	35

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
Fresno Joint Powers Financing Authority, Refunding RB, Master Lease Project, Series A (continued):
(AGM), 5.00%, 4/01/24	$1,350	$1,609,105
(AGM), 5.00%, 4/01/25	1,500	1,801,290
(AGM), 5.00%, 4/01/28	1,400	1,696,282
(AGM), 5.00%, 4/01/29	1,000	1,200,560
(AGM), 5.00%, 4/01/31	1,000	1,183,210
(AGM), 5.00%, 4/01/34	3,275	3,823,006
Golden State Tobacco Securitization Corp., Refunding RB:
Asset-Backed, Senior Series A-1, 5.75%, 6/01/47	1,470	1,470,000
Asset-Backed, Senior Series A-1, 5.75%, 6/01/47	23,580	23,754,492
Asset-Backed, Series A (AGM), 5.00%, 6/01/40	5,000	5,725,700
Series A-1, 5.00%, 6/01/27	7,000	8,457,960
Series A-1, 5.00%, 6/01/22	7,000	8,076,810
Series A-1, 5.00%, 6/01/25	5,000	5,978,100
Imperial Irrigation District Electric System Revenue, Refunding RB, Series B-1, 5.00%, 11/01/46	8,805	10,271,561
Irvine Ranch Water District, Special Assessment Bonds, Build America Bonds, Series B, 6.62%, 5/01/40	4,900	6,560,708
Long Beach Unified School District, GO, Series E:
5.00%, 8/01/41	5,240	6,152,232
5.00%, 8/01/42	5,925	6,956,483
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 7/01/44	5,000	5,900,450
Los Angeles Unified School District, GO, Refunding, Series A, 5.00%, 7/01/26	10,000	12,608,400
Municipal Improvement Corp. of Los Angeles, Refunding RB, Real Property, Series B:
5.00%, 11/01/30	5,000	6,021,200
5.00%, 11/01/31	5,000	5,991,850
5.00%, 11/01/32	5,000	5,964,250
Napa Valley Unified School District, GO, Refunding, Series C, 5.00%, 8/01/41	5,000	5,857,250
Natomas Unified School District, GO, Refunding, (BAM), 5.00%, 8/01/32	5,000	5,932,600
Norman Y Mineta San Jose International Airport SJC, Refunding ARB, AMT, Series A, 5.00%, 3/01/47	8,465	9,678,796
Orange County Sanitation District, Refunding RB, Series A, 5.00%, 2/01/34	5,000	5,981,350
5.00%, 11/01/36	1,890	2,072,782
5.00%, 11/01/39	1,770	1,925,070
Port of Oakland, Refunding RB, AMT, Series O, 5.00%, 5/01/23	5,890	6,638,619
Regents of the University of California Medical Center Pooled Revenue, RB, Build America Bonds, Series H, 6.40%, 5/15/31	3,450	4,384,674
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series B (NPFGC), 1.34%, 12/01/35 (b)	10,000	9,013,100
San Diego County Water Authority Financing Corp., Refunding RB, Green Bonds, Series A:
5.00%, 5/01/32	5,000	6,028,950
5.00%, 5/01/33	5,000	5,997,900
San Diego Unified School District, GO, Refunding, Series R-5, 5.00%, 7/01/29	5,000	6,142,350

Municipal Bonds	Par (000)	Value
California (continued)
San Francisco Bay Area Rapid Transit District, GO, Green Bond, Election 2016, Series A, 5.00%, 8/01/47 (c)	$10,250	$12,282,985
San Francisco Bay Area Rapid Transit District, GO, Refunding, Green Bond, Election 2004, Series A, 5.00%, 8/01/36 (c)	10,000	12,161,600
Santa Clara Valley Water District, Refunding RB, Series A, 5.00%, 6/01/41	10,000	11,761,400
Sequoia Union High School District, GO, Refunding, 5.00%, 7/01/27	5,000	6,263,850
State of California, GO:
Build America Bonds, 7.30%, 10/01/39	1,775	2,557,473
Build America Bonds, Various Purpose, 7.60%, 11/01/40	7,125	10,927,684
High Speed Passenger Train Bonds, Series C, 1.83%, 4/01/47 (b)	25,000	25,017,500
State of California, GO, Refunding, Various Purposes:
5.00%, 9/01/27	5,000	6,197,250
5.00%, 9/01/28	5,000	6,161,050
5.00%, 9/01/30	5,000	6,075,550
State of California, Refunding, GO, Refunding, 5.00%, 8/01/26	10,000	12,537,600
State of California Public Works Board, LRB, Various Capital Projects, Series A, 5.00%, 4/01/37	5,000	5,633,550
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 6/01/37	12,735	12,735,637
5.13%, 6/01/46	7,440	7,439,926
Tuolumne Wind Project Authority, Refunding RB, Series A:
5.00%, 1/01/25	5,400	6,675,750
5.00%, 1/01/28	5,000	6,184,150
Turlock Irrigation District, Refunding RB, 1st Priority:
5.00%, 1/01/31	5,050	6,057,929
5.00%, 1/01/34	5,000	5,905,050
5.00%, 1/01/35	5,040	5,938,380
5.00%, 1/01/37	5,865	6,872,842
University of California, Refunding RB, General, Series AI, 5.00%, 5/15/38	5,330	6,149,061
West Basin Municipal Water District California, Refunding RB, Series A:
5.00%, 8/01/31	5,000	5,983,150
5.00%, 8/01/34	5,230	6,149,382
5.00%, 8/01/35	5,495	6,442,448
5.00%, 8/01/36	5,700	6,663,642

		802,285,268
Colorado — 0.9%
Castle Oaks Metropolitan District No. 3, GO:
6.25%, 12/01/44	1,825	1,934,737
5.50%, 12/01/45	2,345	2,410,707
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47	5,125	5,188,704
City & County of Denver Colorado, Refunding ARB, Special Facilities, United Airlines Project, Series A, AMT, 5.75%, 10/01/32	5,000	5,059,050
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23 (a)	1,000	1,023,310

See Notes to Financial Statements.

36	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Colorado (continued)
Colorado Educational & Cultural Facilities Authority, RB:
Charter Littleton Preparatory School, 5.00%, 12/01/22	$145	$154,898
Loveland Classical Schools, 5.00%, 7/01/46 (a)	2,000	2,016,340
Colorado Educational & Cultural Facilities Authority, Refunding RB:
5.00%, 11/01/44	885	893,151
5.13%, 11/01/49	765	775,917
University Lab School Project, 5.00%, 12/15/45 (a)	2,500	2,524,175
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series A, 5.00%, 2/01/21	5,000	5,495,650
Catholic Health Initiatives, Series A, 5.25%, 2/01/31	5,000	5,301,950
Catholic Health Initiatives, Series A, 5.25%, 1/01/40	1,750	1,853,932
Catholic Health Initiatives, Series A, 5.25%, 1/01/45	3,930	4,153,381
NCMC, Inc. Project, 5.00%, 5/15/28	5,000	5,983,100

		44,769,002
Connecticut — 1.4%
Connecticut State Health & Educational Facility Authority, RB, Hartford Healthcare Obligated Group, Series F, 5.00%, 7/01/45	10,000	10,981,400
Connecticut State Health & Educational Facility Authority, Refunding RB, Yale University, Series A-2, 2.00%, 7/01/42 (b)	15,000	14,791,050
Mohegan Tribal Finance Authority of Connecticut, RB, 7.00%, 2/01/45 (a)	8,840	9,258,398
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45 (a)	8,035	8,397,539
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C (a):
5.75%, 2/01/24	3,320	3,323,353
5.75%, 2/01/25	3,755	3,736,300
6.25%, 2/01/30	4,930	5,249,168
State of Connecticut, Special Tax Revenue, RB, Build America Bonds, 5.74%, 12/01/29	10,490	12,389,949

		68,127,157
District of Columbia — 1.9%
District of Columbia, GO, Refunding, Series A, 5.00%, 6/01/34	5,000	6,036,050
District of Columbia, RB, Build America Bonds, Series E, 5.59%, 12/01/34	10,000	12,462,500
District of Columbia, Refunding RB, Georgetown University Issue, 5.00%, 4/01/42	5,000	5,790,500
District of Columbia Water & Sewer Authority, Refunding RB, Subordinate Lien, Series C, 5.00%, 10/01/39	10,000	11,563,700
Metropolitan Washington Airports Authority, ARB, Dulles Toll Road Revenue, Build America Bonds, 7.46%, 10/01/46	4,015	5,805,851
Metropolitan Washington Airports Authority, Refunding ARB:
AMT, Series A, 5.00%, 10/01/24	5,000	6,031,500
AMT, Series A, 5.00%, 10/01/30	5,000	5,787,300

Municipal Bonds	Par (000)	Value
District of Columbia (continued)
Metropolitan Washington Airports Authority, Refunding ARB (continued):
Dulles Toll Road Revenue, Dulles Metrorail Project, AMT, Series A, 5.00%, 10/01/53	$10,000	$10,615,200
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (d)	25,000	12,387,500
Series A, AMT, 5.00%, 10/01/19	5,000	5,437,000
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/32	5,000	5,855,200
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, RB, Captial Appreciation Bonds, Second Senior Lien, Series B (AGC), 0.00%, 10/01/39 (d)	10,000	4,088,500

		91,860,801
Florida — 3.2%
Babcock Ranch Community Independent Special District, Special Assessment Bonds:
4.75%, 11/01/26	400	404,968
5.00%, 11/01/31	500	509,610
5.25%, 11/01/46	3,500	3,546,165
Capital Trust Agency, Inc., RB, Silver Creek St. Augustine Project:
1st Mortgage, Series A, 8.00%, 1/01/34	550	461,153
1st Mortgage, Series A, 8.25%, 1/01/44	940	783,415
1st Mortgage, Series A, 8.25%, 1/01/49	3,010	2,505,283
Series A, 5.75%, 1/01/50	395	371,644
Series B, 0.00%, 1/01/35 (b)(e)	1,390	1,367,969
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 5/01/24	335	338,330
5.00%, 5/01/34	750	756,120
5.13%, 5/01/45	1,030	1,039,806
Charlotte County Industrial Development Authority, RB, AMT, Town & Country Utilities Project, 5.50%, 10/01/36 (a)	3,500	3,384,500
City of Lakeland Florida, RB, Lakeland Regional Health Systems, 5.00%, 11/15/45	10,885	11,948,138
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	2,000	2,152,660
County of Brevard Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/31	5,000	5,570,950
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.25%, 5/15/49 (a)	1,000	1,153,450
County of Miami-Dade Florida, GO, Refunding, Series A, 5.00%, 7/01/35	5,000	5,850,500
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB:
5.00%, 10/01/25	5,000	6,174,100
5.00%, 10/01/26	5,000	6,080,700
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, Series A, 5.00%, 10/01/36	5,000	5,632,650
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series B, 5.07%, 4/01/50	6,125	6,707,794

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	37

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Seaport Department, RB, AMT, Series B, 5.00%, 10/01/22	$1,995	$2,283,238
County of Miami-Dade Florida Seaport Department, Refunding RB, AMT, Series D, 5.00%, 10/01/22	1,305	1,493,546
County of Miami-Dade School Board, GO, 5.00%, 3/15/46	10,000	11,526,300
County of Orange Florida Health Facilities Authority, RB, 1st Mortgage Lutheran Tower Project, 5.50%, 7/01/38	1,000	1,003,830
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 8/01/28	5,000	5,597,600
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 6/01/49	1,000	1,192,220
Crossings at Fleming Island Community Development District, Refunding, Special Assessment Bonds, 6.50%, 5/01/44	2,425	2,541,521
Florida Department of Environmental Protection, Refunding RB, Florida Forever Project, Series A, 5.00%, 7/01/26	5,000	6,259,150
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 6/15/29	365	373,245
6.00%, 6/15/34	440	450,366
6.13%, 6/15/44	1,685	1,713,308
Florida Higher Educational Facilities Financial Authority, Refunding RB, 5.00%, 4/01/27	6,155	6,832,789
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.25%, 5/01/25	645	658,029
4.88%, 5/01/35	1,210	1,231,828
4.88%, 5/01/45	2,420	2,448,580
Village of Lakewood Ranch Sector Projects, 4.00%, 5/01/21	1,105	1,121,796
Village of Lakewood Ranch Sector Projects, 4.25%, 5/01/26	1,150	1,160,178
Village of Lakewood Ranch Sector Projects, 5.13%, 5/01/46	6,515	6,605,493
Live Oak Lake Community Development District, Special Assessment Bonds:
4.50%, 5/01/36	2,500	2,416,400
4.63%, 5/01/47	4,500	4,327,110
Mid-Bay Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,661,350
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series B, 5.00%, 5/01/37	1,870	1,977,693
State of Florida Department of Transportation, RB, 5.00%, 7/01/36	5,000	5,765,300
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (f)(g)	150	104,978
Sumter Landing Community Development District, RB, Taxable Senior Recreational, Series 2016, 4.17%, 10/01/47	2,030	2,004,199
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Series A2, 6.61%, 5/01/39	150	149,994
Series A3, 0.00%, 5/01/40 (e)	360	214,963
Series A4, 0.00%, 5/01/40 (e)	190	83,923
Series 2, 0.00%, 5/01/40 (e)	490	254,437

Municipal Bonds	Par (000)	Value
Florida (continued)
Tolomato Community Development District, Convertible CAB:
Series 1, 0.00%, 5/01/40 (e)	$800	$492,592
Series 3, 6.61%, 5/01/40 (f)(g)	535	5
Special Assessment, Series 3, 6.38%, 5/01/17 (f)(g)	425	4
Trout Creek Community Development District, Special Assessment Bonds:
5.50%, 5/01/35	2,355	2,370,048
5.63%, 5/01/45	3,745	3,762,602
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36 (a)	1,500	1,582,230
Village Community Development District No. 10, Special Assessment Bonds, Sumter County, 4.50%, 5/01/23	2,355	2,491,001

		154,891,751
Georgia — 0.8%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, Refunding RB,Series A, 5.00%, 11/01/32	5,000	6,109,200
Municipal Electric Authority of Georgia, Refunding RB:
General Resolution Projects, Series B, 5.00%, 1/01/21	5,065	5,660,442
Project One, Series A, 5.00%, 1/01/35	5,000	5,612,350
Project One, Series B, 5.00%, 1/01/21	5,000	5,587,800
State of Georgia, GO, Refunding, Series F, 5.00%, 1/01/25	12,220	15,215,244

		38,185,036
Guam — 0.0%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	365	386,152
Idaho — 0.2%
County of Nez Perce Idaho, Refunding RB, 2.75%, 10/01/24	7,925	7,645,961
Illinois — 2.6%
City of Chicago Illinois, GO, Refunding:
Series A, 6.00%, 1/01/38	11,020	11,492,317
Series A, 5.00%, 1/01/35	5,000	4,829,550
Series C, 5.00%, 1/01/40	5,000	4,771,950
City of Chicago Illinois, GO, Taxable Project, Recovery Zone, Series D, 6.26%, 1/01/40	1,100	986,106
Illinois Finance Authority, Refunding RB:
Benedictine University, 5.00%, 10/01/38	5,000	5,362,600
Carle Foundation, Series A, 5.00%, 2/15/45	10,000	11,045,700
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	1,000	1,051,660
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,500	2,608,400
Mercy Health System Obligation, 5.00%, 12/01/21	5,000	5,686,300
Mercy Health System Obligation, 5.00%, 12/01/23	5,000	5,853,750
Mercy Health System Obligation, 5.00%, 12/01/40	8,000	8,713,280
Mercy Health System Obligation, 5.00%, 12/01/46	10,000	10,836,100
Presence Health Network, Series C, 5.00%, 2/15/23	5,000	5,633,400
Presence Health Network, Series C, 5.00%, 2/15/25	5,000	5,717,500

See Notes to Financial Statements.

38	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, Refunding RB (continued):
Presence Health Network, Series C, 5.00%, 2/15/26	$5,000	$5,727,000
Northern Illinois Municipal Power Agency, Refunding RB, Series A:
5.00%, 12/01/21	5,000	5,688,600
5.00%, 12/01/27	5,000	6,007,850
5.00%, 12/01/30	5,000	5,844,550
5.00%, 12/01/41	5,000	5,610,300
Railsplitter Tobacco Settlement Authority, RB, 6.25%, 6/01/24	3,000	3,011,610
State of Illinois, GO:
5.00%, 2/01/22	5,000	5,316,500
Series A, 5.00%, 4/01/22	5,000	5,319,850

		127,114,873
Indiana — 0.3%
City of Carmel Indiana, RB, Barrington Carmel Project, Series A, 7.13%, 11/15/42	2,000	2,189,300
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	635	712,457
Indiana Finance Authority, RB, Series A:
Baptist Healthcare System Obligated Group, 5.00%, 8/15/51	5,000	5,397,900
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	5,000	5,418,550
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	3,025	3,159,824

		16,878,031
Iowa — 1.0%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	10,565	10,842,331
5.50%, 12/01/22	2,500	2,554,575
5.25%, 12/01/25	11,350	11,728,296
5.88%, 12/01/26 (a)	9,080	9,323,798
Iowa Student Loan Liquidity Corp., RB, Senior, Series A-2, 3.38%, 12/01/25	5,000	5,056,300
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 6/01/34	2,580	2,580,103
Series C, 5.50%, 6/01/42	2,000	2,000,080
Series C, 5.63%, 6/01/46	4,960	4,960,347

		49,045,830
Kentucky — 1.4%
Kentucky Economic Development Finance Authority, RB:
Baptist Healthcare System, Series B, 5.00%, 8/15/33	5,000	5,602,250
Baptist Healthcare System, Series B, 5.00%, 8/15/41	5,000	5,490,050
Baptist Healthcare System, Series B, 5.00%, 8/15/46	5,000	5,467,950
Owensboro Health,Inc., Series A, 5.25%, 6/01/50	25,000	27,408,250
Kentucky Economic Development Finance Authority, Refunding RB:
Owensboro Health,Inc., Series A, 5.00%, 6/01/37	5,250	5,811,540
Owensboro Health,Inc., Series A, 5.25%, 6/01/41	10,000	11,232,400

Municipal Bonds	Par (000)	Value
Kentucky (continued)
Kentucky Economic Development Finance Authority, Refunding RB (continued):
Owensboro Health,Inc., Series B, 5.00%, 6/01/40	$5,000	$5,499,700

		66,512,140
Louisiana — 0.4%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (a)	5,920	6,092,035
New Orleans Aviation Board, ARB, AMT, Series B, 5.00%, 1/01/48	5,000	5,645,100
New Orleans Aviation Board, Refunding ARB, AMT, Series D-2 (c):
5.00%, 1/01/20	1,000	1,072,170
5.00%, 1/01/22	1,000	1,116,360
5.00%, 1/01/27	1,000	1,158,000
5.00%, 1/01/28	1,000	1,146,170
5.00%, 1/01/30	1,000	1,132,580
5.00%, 1/01/31	1,000	1,126,560
5.00%, 1/01/36	1,000	1,104,110
5.00%, 1/01/37	1,000	1,101,510
5.00%, 1/01/38	1,000	1,099,050

		21,793,645
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, Refunding RB, Bowdoin College, Series A, 5.00%, 7/01/39	5,000	5,360,300
Maryland — 2.3%
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 7/01/36	600	607,722
5.25%, 7/01/44	1,220	1,233,823
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,845	3,130,126
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 2/15/44	1,170	1,206,761
Maryland EDC, RB, Purple Line Light Rail Project, AMT:
5.00%, 3/31/24	25,000	28,299,250
5.00%, 9/30/26	10,000	11,123,200
5.00%, 3/31/41	10,000	11,227,400
5.00%, 3/31/46	5,000	5,592,550
5.00%, 3/31/51	10,000	11,084,200
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,140	1,146,213
State of Maryland, GO, Series A:
5.00%, 3/15/31	25,000	30,984,500
5.00%, 3/15/26	5,000	6,313,650

		111,949,395
Massachusetts — 2.2%
Commonwealth of Massachusetts, RB, Accelerated Bridge Program, Series A, 5.00%, 6/15/27	5,000	6,010,750
Massachusetts Clean Water Trust, RB, Green Bonds, Series 20, 5.00%, 2/01/35	5,000	5,863,200
Massachusetts Development Finance Agency, RB, Boston Medical Center, Series D, 5.00%, 7/01/44	5,680	6,162,743

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	39

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB:
Caregroup, Series H-1, 5.00%, 7/01/23	$5,000	$5,938,700
Caregroup, Series H-1, 5.00%, 7/01/24	5,000	6,015,350
Caregroup, Series H-1, 5.00%, 7/01/25	5,000	6,089,500
Caregroup, Series I, 5.00%, 7/01/27	5,000	6,037,200
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	2,000	2,007,300
Emmanuel College Issue, Series A, 5.00%, 10/01/36	5,000	5,609,500
Emmanuel College Issue, Series A, 5.00%, 10/01/43	5,000	5,558,850
Harvard University, Series A, 5.00%, 7/15/34	5,000	6,036,500
UMas Memorial Health Care Obligated Group Issue, Series K, 5.00%, 7/01/38	5,000	5,632,050
Massachusetts Educational Financing Authority, RB, AMT:
Issue I, 5.00%, 1/01/24	5,000	5,734,700
Series A, 5.00%, 1/01/22	10,000	11,191,100
Massachusetts Port Authority, RB, Delta Air Lines, Inc. Project, Series A, AMT (AMBAC), 5.00%, 1/01/27	1,000	1,009,820
Massachusetts State College Building Authority, Refunding RB, Series A, 5.00%, 5/01/37	5,000	5,756,950
Massachusetts Water Resources Authority, Refunding RB, General, Series C, 5.00%, 8/01/35	5,000	5,955,000
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.00%, 7/01/41	10,000	11,156,100

		107,765,313
Michigan — 1.7%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Water & Sewerage Department:
Senior Lien, Series A, 5.00%, 7/01/23	5,000	5,712,500
Series D (AGM), 1.37%, 7/01/32 (b)	5,000	4,310,600
Great Lakes Water Authority Water Supply System Revenue, Refunding RB, Senior Lien, Series C, 5.25%, 7/01/33	5,000	5,980,800
Michigan Finance Authority, RB, Beumont Health Credit Group, Series A, 5.00%, 11/01/44	9,000	10,074,060
Michigan Finance Authority, Refunding RB:
Government Loan Program, Series C, 5.00%, 7/01/34	4,000	4,434,000
Government Loan Program, Series C, 5.00%, 7/01/35	4,000	4,422,120
Henry Ford Health System, 5.00%, 11/15/37	10,235	11,584,996
Local Government Loan Program, Series B, 5.00%, 7/01/44	5,000	5,434,100
Student Loan Refunding, AMT, Series 25-A, 5.00%, 11/01/21	4,090	4,563,295
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 6/01/34	10,880	10,705,702
Michigan Tobacco Settlement Finance Authority, Refunding RB, Series A, 6.88%, 6/01/42	2,375	2,472,019
Royal Oak Hospital Finance Authority, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 9/01/39	10,000	11,123,000

		80,817,192

Municipal Bonds	Par (000)	Value
Minnesota — 0.5%
City of Brooklyn Park Minnesota, RB, Athlos Leadership Academy Project:
5.50%, 7/01/35	$665	$672,747
5.50%, 7/01/40	750	752,385
Series A, 5.75%, 7/01/46	1,220	1,230,992
City of Deephaven Minnesota, Refunding RB, Series A, 5.50%, 7/01/50	2,500	2,643,450
City of Minneapolis Minnesota, RB, Hiawatha Academies Project, Series A, 5.00%, 7/01/47	3,000	2,943,780
County of Hennepin Minnesota Sales Tax Revenue, Refunding RB, Ballpark Project, Series A, 5.00%, 12/15/29	5,000	5,980,450
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Senior, Series A, 5.00%, 1/01/28	5,000	6,203,650
St. Paul Housing & Redevelopment Authority, Refunding RB, Hmong College Prep Academy Project, Series A:
5.75%, 9/01/46	1,805	1,849,205
6.00%, 9/01/51	2,710	2,796,368
Woodbury Housing & Redevelopment Authority, RB, St. Therese of Woodbury, 5.00%, 12/01/34	1,200	1,229,388

		26,302,415
Mississippi — 0.1%
Mississippi Hospital Equipment & Facilities Authority, RB, Baptist Memorial Health Corp., Series A, 5.00%, 9/01/46	5,000	5,567,100
Missouri — 0.4%
County of Saint Louis Missouri IDA, Refunding RB, Nazareth Living Center Project, 5.13%, 8/15/45	1,800	1,794,528
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church (a):
5.75%, 11/15/36	8,315	8,205,575
6.00%, 11/15/46	5,970	5,968,149
6.00%, 11/15/51	3,360	3,298,008

		19,266,260
Nebraska — 0.1%
Omaha Public Power District, Refunding RB, System, Series C, 5.00%, 2/01/43	5,000	5,765,200
Nevada — 0.4%
City of North Las Vegas Nevada, GO, Build America Bonds, 6.57%, 6/01/40	5,175	5,312,344
Clark County School District, GO, Refunding, Series A:
5.00%, 6/15/23	5,000	5,956,150
5.00%, 6/15/24	5,000	6,047,950
Las Vegas Nevada Special Improvement District 607, Refunding, Special Assessment Bonds, Local Improvement:
5.00%, 6/01/23	380	410,693
5.00%, 6/01/24	255	275,885

		18,003,022
New Jersey — 5.2%
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	7,105	7,144,788
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,641,285

See Notes to Financial Statements.

40	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	$8,325	$9,308,599
Leap Academy Charter School, Series A, 6.00%, 10/01/34	280	284,113
Leap Academy Charter School, Series A, 6.20%, 10/01/44	230	232,132
Leap Academy Charter School, Series A, 6.30%, 10/01/49	375	379,485
Series A, 5.00%, 11/01/27	5,000	5,362,100
New Jersey EDA, Refunding RB:
5.00%, 6/15/19	5,000	5,273,950
Series B, 5.00%, 11/01/20	5,000	5,350,250
Series B, 5.00%, 11/01/21	5,000	5,369,800
Series B, 5.00%, 11/01/22	5,000	5,383,950
Series B, 5.00%, 11/01/23	5,000	5,398,150
Series B, 5.00%, 11/01/24	5,000	5,411,250
Series B, 5.00%, 11/01/25	5,000	5,396,700
Series B, 5.00%, 11/01/26	5,000	5,371,950
Transit Corp. Projects, Series B, 5.00%, 11/01/19	5,000	5,275,450
New Jersey Educational Facilities Authority, Refunding RB, College of New Jersey, Series G:
2.73%, 7/01/25	5,165	4,978,285
3.12%, 7/01/28	5,000	4,828,100
New Jersey Health Care Facilities Financing Authority, RB, Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/22	1,010	1,179,165
New Jersey Health Care Facilities Financing Authority, Refunding RB, Series A:
Hackensack Meridian Health Obligated Group Issue, 5.00%, 7/01/39	5,950	6,827,982
St. Barnabas Health Care System, 5.00%, 7/01/25	1,000	1,138,610
St. Barnabas Health Care, 5.00%, 7/01/23	1,100	1,268,245
St. Barnabas Health Care, 5.00%, 7/01/24	3,100	3,552,197
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
5.00%, 12/01/21	5,140	5,709,101
5.00%, 12/01/22	5,000	5,643,150
5.00%, 12/01/23	5,000	5,713,100
New Jersey Transportation Trust Fund Authority, RB, Federal Highway Reimbursement Revenue Notes, Series A:
5.00%, 6/15/19	5,000	5,286,750
5.00%, 6/15/20	5,000	5,381,900
5.00%, 6/15/21	5,000	5,433,150
5.00%, 6/15/22	5,000	5,471,950
5.00%, 6/15/23	5,000	5,513,700
5.00%, 6/15/27	5,000	5,494,750
5.00%, 6/15/28	5,000	5,452,750
New Jersey Transportation Trust Fund Authority, Refunding RB (NPFGC):
5.25%, 12/15/21	5,000	5,642,450
Transportation System, Series B, 5.50%, 12/15/21	5,000	5,675,450
State of New Jersey, GO:
5.00%, 6/01/27	9,430	11,046,207
5.00%, 6/01/28	5,000	5,801,800
5.00%, 6/01/29	7,740	8,903,477

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	$6,755	$6,796,003
5.00%, 6/01/29	2,840	2,847,157
5.00%, 6/01/41	55,000	54,597,400

		252,766,781
New York — 12.6%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A:
5.00%, 7/15/28	5,000	5,916,750
5.00%, 7/15/30	5,000	5,829,950
5.00%, 7/15/42	5,000	5,625,450
Build NYC Resource Corp., RB, 5.00%, 11/01/39	2,500	2,424,500
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	400	430,536
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 6/01/48	5,000	5,142,650
City of New York New York, GO, Refunding, Series I, 5.00%, 8/01/25	5,000	6,023,750
City of New York New York Water & Sewer System, RB, Series DD, 5.00%, 6/15/47	5,000	5,842,200
City of New York Transitional Finance Authority Building Aid Revenue, RB, Fiscal 2015, Series S-1, 5.00%, 7/15/40	5,000	5,739,050
City Of New York Transitional Finance Authority Building Aid Revenue, RB, Fiscal 2015, Series S-1, 5.00%, 7/15/40	5,000	5,782,250
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (a)	27,700	28,851,489
5.00%, 6/01/42	28,915	28,400,891
5.00%, 6/01/45	6,930	6,690,153
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series C, 5.00%, 6/01/51	4,125	4,387,061
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	14,795	12,500,000
County of Nassau New York Tobacco Settlement Corp., Refunding RB:
Asset-Backed, Series A-3, 5.13%, 6/01/46	11,090	10,994,071
Series A1, 6.83%, 6/01/21	2,602	2,565,257
County of Suffolk New York, GO, Series C, 5.00%, 5/01/19	5,000	5,369,800
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/23	5,685	6,446,563
County of Westchester New York Local Development Corp., Refunding RB, Westchester Medical Center Obligation, 5.00%, 11/01/46	5,000	5,447,400
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	18,765	18,658,602
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Series B-2, 5.00%, 11/15/33	5,000	6,077,050
Green Bond, Series B-2, 5.25%, 11/15/57	10,000	11,935,400

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	41

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, Refunding RB (continued):
Green Bonds, Series A-1, 5.00%, 11/15/45	$10,000	$11,383,300
Green Bonds, Series A-1, 5.25%, 11/15/56	15,000	17,338,200
Series C-1, 5.00%, 11/15/33	5,760	6,848,410
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
Future Tax Secured, Fiscal 2017, Sub-Series A-2, 2.28%, 5/01/26	5,650	5,345,748
Sub Series E-1, 5.00%, 2/01/40	10,000	11,786,600
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Sub-Series C, 5.00%, 11/01/28	5,000	6,256,250
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project (a):
Class 1, 5.00%, 11/15/44	49,285	52,828,099
Class 2, 5.15%, 11/15/34	240	260,455
Class 2, 5.38%, 11/15/40	570	621,619
Class 3, 7.25%, 11/15/44	1,655	1,975,789
New York State Dormitory Authority, RB, New York University Hospitals Center, Series A, 5.00%, 7/01/43	5,000	5,740,800
New York State Dormitory Authority, Refunding RB:
General Purpose, Series D, 5.00%, 2/15/27	5,000	6,274,500
St. John’s University, Series A, 5.00%, 7/01/32	5,000	5,778,950
Yeshiva University, 5.00%, 9/01/38	730	726,160
New York State Energy Research & Development Authority, Refunding RB, The Brooklyn Union Gas Co. Project, Series A-1 (NPFGC), 1.33%, 12/01/20 (b)	10,000	9,825,000
New York State Housing Finance Agency, RB, Series C (Fannie Mae), 2.75%, 11/01/31	5,000	4,820,350
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 5/01/19	5,000	5,374,400
New York State Urban Development Corp., Refunding RB:
Personal Income Tax Revenue, Series A, 5.00%, 3/15/26	5,000	6,267,400
Series B, 2.86%, 3/15/24	15,000	15,188,550
State Personal Income Tax, Series A, 5.00%, 3/15/27	5,000	6,309,100
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 7/01/46	15,000	16,351,200
5.25%, 1/01/50	50,000	55,021,000
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 7/01/34	5,000	5,496,400
5.00%, 7/01/41	5,000	5,466,800
New York Transportation Development Corp., Refunding RB, AMT:
American Airlines, Inc., 5.00%, 8/01/26	21,810	23,478,247
American Airlines, Inc., 5.00%, 8/01/31	34,305	36,538,599
Terminal One Group Association LP, 5.00%, 1/01/19	5,000	5,298,700
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24 (a)	1,000	1,002,660

Municipal Bonds	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, ARB, 192nd Series, 4.81%, 10/15/65	$6,675	$7,575,791
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 193rd Series, AMT, 5.00%, 10/15/19	5,000	5,451,000
Port Authority of New York & New Jersey, Refunding RB:
195th Series, AMT, 5.00%, 10/01/25	5,000	6,092,400
Consolidated Bonds, 5.00%, 10/15/47	5,000	5,858,150
Consolidated Bonds, 5.25%, 10/15/57	5,000	5,907,350
Consolidated Bonds, AMT, 5.00%, 10/15/20	10,000	11,227,700
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/25	5,000	6,177,500
State of New York Dormitory Authority, Refunding RB:
New York University, Series A, 5.00%, 7/01/42	5,000	5,664,600
Touro College & University, Series B, 5.75%, 1/01/29	1,700	1,706,766
State of New York Thruway Authority, Refunding RB, General, Series K, 5.00%, 1/01/31	5,000	5,843,450
Town of Oyster Bay New York, GO, Refunding, BAN:
Series C, 4.00%, 6/01/18	5,040	5,102,143
Series D, 3.88%, 6/28/17	2,545	2,546,552
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/42	5,000	5,888,050
Ulster Tobacco Asset Securitization Corp., RB, CAB, 6.45%, 6/01/40	880	888,800
Westchester County Healthcare Corp., Refunding RB, Senior Lien, Series B, 5.13%, 11/01/20	5,000	5,561,300

		608,175,661
North Carolina — 1.8%
City of Charlotte North Carolina Airport Revenue, ARB, Series A, 5.00%, 7/01/47	24,865	29,254,916
North Carolina Department of Transportation, RB, AMT, I-77 Hot Lanes Project, 5.00%, 6/30/54	10,000	10,595,200
North Carolina Housing Finance Agency, RB, S/F, Series 38-B (c):
3.40%, 7/01/32	5,000	5,094,200
3.85%, 7/01/37	5,000	5,099,500
4.00%, 7/01/47	5,000	5,468,150
North Carolina Medical Care Commission, RB, 1st Mortgage, Galloway Ridge Project, Series A:
4.30%, 1/01/18	555	560,994
4.50%, 1/01/19	520	535,953
4.75%, 1/01/21	270	283,959
5.00%, 1/01/22	290	305,637
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 1/01/41	2,470	2,547,459
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	2,500	2,763,175
Vidant Health, 5.00%, 6/01/33	5,000	5,698,950
Vidant Health, 5.00%, 6/01/45	5,000	5,574,750
Raleigh Durham Airport Authority, Refunding RB, Series A, AMT:
5.00%, 5/01/34	5,000	5,870,900
5.00%, 5/01/35	5,000	5,866,200

See Notes to Financial Statements.

42	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
North Carolina (continued)
Town of Mooresville North Carolina, Special Assessment Bonds, 5.38%, 3/01/40 (a)	$2,100	$2,113,965

		87,633,908
Ohio — 3.1%
Akron Bath Copley Joint Township Hospital District, Refunding RB, 5.25%, 11/15/41	5,000	5,622,000
American Municipal Power, Inc., Refunding RB, Series B:
Build America Bonds, 6.45%, 2/15/44	10,000	12,961,500
Prairie State Energy Campus Project, 0.00%, 2/15/34 (b)(e)	5,000	5,326,900
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.88%, 6/01/47	59,290	58,223,966
6.50%, 6/01/47	2,500	2,506,375
County of Gallia Ohio, Refunding RB, Holzer Health System Obligated Group, 8.00%, 7/01/42	7,475	8,645,734
Northeast Ohio Medical University Foundation, RB, 5.00%, 12/01/42	10,000	10,641,000
Ohio University, RB, General Receipts, Athens, 5.59%, 12/01/14	5,900	6,303,501
State of Ohio, GO, Series A:
Common School, 5.00%, 3/15/35	5,000	5,833,600
Common School, 5.00%, 3/15/36	5,000	5,819,950
Common School, 5.00%, 3/15/37	5,000	5,806,350
Higher Education, 5.00%, 5/01/30	5,000	6,022,750
Higher Education, 5.00%, 5/01/32	5,000	5,959,950
State of Ohio, RB, AMT, Portsmouth Bypass Project:
5.00%, 12/31/23	1,295	1,516,082
5.00%, 6/30/22	2,190	2,507,835
5.00%, 6/30/21	1,975	2,221,914
5.00%, 12/31/22	1,550	1,788,266
5.00%, 6/30/23	1,305	1,515,262

		149,222,935
Oklahoma — 0.4%
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.00%, 4/01/23	815	835,652
Tulsa Airports Improvement Trust, Refunding RB, American Airlines, Inc., AMT, 5.00%, 6/01/35 (b)	17,820	18,998,437

		19,834,089
Oregon — 1.1%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	865	922,194
Oregon State Lottery, Refunding RB, Series C, 5.00%, 4/01/30	5,000	6,190,600
Port of Portland Oregon Airport Revenue, RB, AMT, Series 24B:
5.00%, 7/01/47	5,000	5,804,150
5.00%, 7/01/47	5,000	5,661,100
Seaside School District No.10, GO, Series A (d):
0.00%, 6/15/39	5,000	2,004,050
0.00%, 6/15/41	8,385	3,054,488
0.00%, 6/15/43	8,855	2,930,916
State of Oregon, GO, Refunding Article XI-Q, Series F:
5.00%, 5/01/34	5,000	5,962,600
5.00%, 5/01/39	5,000	5,884,150

Municipal Bonds	Par (000)	Value
Oregon (continued)
State of Oregon Department of Transportation, Refunding RB, Senior Lien, Series B, 5.00%, 11/15/26 (c)	$5,000	$6,334,450
State of Oregon State Facilities Authority, Refunding RB, University of Portland Project, Series A, 5.00%, 4/01/45	5,000	5,641,200
Yamhill County Hospital Authority, Refunding RB, Friendsview Retirement Community:
5.00%, 11/15/46	1,000	1,027,280
5.00%, 11/15/51	730	739,300

		52,156,478
Pennsylvania — 3.0%
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 6/15/21	5,000	5,678,500
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A:
5.63%, 7/01/36	4,045	4,366,901
5.63%, 7/01/42	1,675	1,802,685
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, 5.00%, 10/01/23	5,000	5,944,500
Commonwealth Financing Authority, RB, Series A, 4.14%, 6/01/38	4,930	5,043,883
County of Chester Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project, Series A:
5.00%, 12/01/22	895	957,516
5.00%, 12/01/23	985	1,056,718
5.00%, 12/01/24	1,035	1,105,815
5.00%, 12/01/25	750	799,882
5.25%, 12/01/45	1,500	1,521,555
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, St. Annes Retirement Community, 5.00%, 4/01/33	1,575	1,614,265
County of Montgomery Pennsylvania IDA, RB, New Hampshire School III Properties Project, 6.50%, 10/01/37	1,930	1,932,258
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 1/01/50	4,865	4,928,196
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, St. Luke’s University Health Network Project, 5.00%, 8/15/46	6,795	7,562,563
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	2,350	2,718,879
Pennsylvania Economic Development Financing Authority, RB:
Build America Bonds, Series B, 6.53%, 6/15/39	5,000	6,217,850
Pennsylvania Bridge Finco LP, 5.00%, 12/31/29	5,000	5,746,950
Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	5,000	5,579,150
Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/34	10,000	11,282,700
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/20	5,000	5,443,250
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/21	5,000	5,556,300
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/21	5,000	5,609,450

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	43

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB (continued):
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/22	$4,495	$5,083,351
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,250	3,487,835
Pennsylvania Housing Finance Agency, RB, Series 123B, 3.90%, 10/01/37 (c)	8,000	8,220,720
Pennsylvania Housing Finance Agency, Refunding RB, Series 121, 2.80%, 10/01/31	5,000	4,849,950
Pennsylvania State University, RB, Series A, 5.00%, 9/01/42	5,000	5,934,800
Philadelphia Authority for Industrial Development, Refunding RB, Thomas Jefferson University, Series A:
5.00%, 9/01/35	5,000	5,721,400
5.00%, 9/01/36	5,000	5,707,950
5.00%, 9/01/42	5,000	5,636,800
5.00%, 9/01/47	5,000	5,610,350
Susquehanna Area Regional Airport Authority, ARB, Series A, AMT, 5.00%, 1/01/27	3,100	3,337,150

		146,060,072
Puerto Rico — 1.6%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.50%, 5/15/39	6,060	6,089,694
5.63%, 5/15/43	27,870	27,888,115
Series A, 0.00%, 5/15/50 (d)	38,615	4,643,068
Commonwealth of Puerto Rico, GO, Refunding, Series A (f)(g):
Public Improvement, 5.50%, 7/01/39	6,100	3,538,000
8.00%, 7/01/35	16,450	9,972,812
Commonwealth of Puerto Rico, GO, 6.00%, 7/01/38 (f)(g)	6,950	4,048,375
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	14,670	12,159,083
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 7/01/38	9,770	8,109,882

		76,449,029
Rhode Island — 0.6%
State of Rhode Island, GO, Refunding, Series B:
5.00%, 8/01/28	5,000	6,268,600
5.00%, 8/01/30	5,000	6,173,650
5.00%, 8/01/31	5,345	6,554,039
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	5,000	5,407,000
Series B, 4.50%, 6/01/45	5,000	5,060,350

		29,463,639
South Carolina — 1.4%
South Carolina Job-EDA, RB, Series A, 5.25%, 8/15/46 (a)	1,130	1,140,102
South Carolina Public Service Authority, RB:
Build America Bonds, Series F (AGM), 6.45%, 1/01/50	5,545	6,924,153
Santee Cooper, Series E, 5.50%, 12/01/53	5,000	5,557,850

Municipal Bonds	Par (000)	Value
South Carolina (continued)
South Carolina Public Service Authority, RB (continued):
Santee Cooper, Series F (AGM), 5.74%, 1/01/30	$5,000	$5,652,950
Series A, 5.00%, 12/01/49	10,000	10,808,400
South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series A, 5.75%, 12/01/43	5,000	5,686,350
Santee Cooper, Series D, 5.00%, 12/01/43	10,000	10,644,800
Series A, 5.00%, 12/01/50	10,000	10,828,300
Series B, 5.00%, 12/01/56	5,000	5,477,750
State of South Carolina Public Service Authority, RB, Series E, 5.00%, 12/01/48	5,000	5,398,100

		68,118,755
Tennessee — 0.5%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	3,295	3,497,478
County of Knox Tennessee Health Educational & Housing Facility Board, RB, University Health System, Inc.:
5.00%, 4/01/23	1,000	1,144,100
5.00%, 4/01/24	1,000	1,156,800
5.00%, 4/01/25	1,000	1,167,170
5.00%, 4/01/27	1,000	1,176,660
5.00%, 4/01/28	1,000	1,166,870
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/46	5,000	5,603,950
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Health & Educational Facilities Board, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	5,000	5,649,750
Tennessee Energy Acquisition Corp., RB, Series C, 5.00%, 2/01/23	5,000	5,687,600

		26,250,378
Texas — 5.4%
Arlington Higher Education Finance Corp., RB, Series A, 7.13%, 3/01/44	1,250	1,262,113
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	5,000	5,574,850
City of Houston Texas Airport System, ARB, Series B-1, AMT, 5.00%, 7/15/35	7,400	7,868,938
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.50%, 7/15/30	1,000	1,109,720
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 7/15/38	3,000	3,343,410
Subordinate Lien, Series A, 5.00%, 7/01/23	5,000	5,724,250
United Airlines, Inc. Terminal E Project, 5.00%, 7/01/29	13,000	13,964,600
United Airlines, Inc., Airport Improvement Projects, Series C, 5.00%, 7/15/20	15,950	17,209,890
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB:
1st Mortgage, Brazos Presbyterian Homes, Inc. Project, 4.00%, 1/01/23	1,160	1,185,613
Texas Children’s Hospital, 5.00%, 10/01/19	5,000	5,449,150

See Notes to Financial Statements.

44	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Buckingham Senior Living Community, Inc. Project, 5.50%, 11/15/45	$2,560	$2,686,899
Dallas-Fort Worth International Airport, ARB, AMT:
Series A, 5.00%, 11/01/45	5,000	5,367,750
Series C, 5.13%, 11/01/43	5,000	5,478,950
Series H, 5.00%, 11/01/45	10,000	10,925,200
Dallas-Fort Worth International Airport, Refunding ARB, Series D, AMT, 5.00%, 11/01/21	5,000	5,715,100
Decatur Hospital Authority, Refunding RB, 5.25%, 9/01/44	1,880	1,991,916
Mission Economic Development Corp., RB, Senior Lien, Natgasoline Project, Series B, AMT, 5.75%, 10/01/31 (a)	10,960	11,499,232
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubilee Academic, Series A (a):
5.00%, 8/15/36	4,055	4,060,799
5.00%, 8/15/46	4,055	3,995,310
New Hope Texas Cultural Education Facilities Corp., RB, Wesleyan Homes, Inc. Project, 5.50%, 1/01/49	1,250	1,285,013
North Central Texas Health Facility Development Corp., Refunding RB, 5.00%, 8/15/32	5,015	5,654,563
Red River Health Facilities Development Corp., MRB, Eden Home, Inc. Project, 5.63%, 12/15/22 (f)(g)	2,570	2,029,529
Texas Municipal Gas Acquisition & Supply Corp. I, RB, Senior Lien, Series D, 6.25%, 12/15/26	5,000	6,152,500
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/28	2,500	2,788,500
Natural Gas Utility Improvements, 5.00%, 12/15/20	5,000	5,600,950
Natural Gas Utility Improvements, 5.00%, 12/15/23	10,000	11,593,900
Natural Gas Utility Improvements, 5.00%, 12/15/24	10,000	11,525,800
Natural Gas Utility Improvements, 5.00%, 12/15/25	10,000	11,441,300
Natural Gas Utility Improvements, 5.00%, 12/15/30	5,000	5,547,150
Natural Gas Utility Improvements, 5.00%, 12/15/31	5,000	5,533,650
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group:
5.00%, 12/31/40	10,000	10,926,000
5.00%, 12/31/45	10,000	10,804,600
5.00%, 12/31/50	5,000	5,382,250
5.00%, 12/31/55	10,000	10,729,900
Town of Flower Mound Texas, Special Assessment Bonds, Riverwalk Public Improvement District No. 1, 6.75%, 9/01/43	2,000	2,064,040
University of Houston, Refunding RB, Series A:
5.00%, 2/15/29	5,000	6,060,000
5.00%, 2/15/30	5,000	6,015,150
5.00%, 2/15/31	5,000	5,976,600
5.00%, 2/15/33	5,000	5,916,500
5.00%, 2/15/34	5,000	5,890,950

Municipal Bonds	Par (000)	Value
Texas (continued)
University of Houston, Refunding RB, Series A (continued):
5.00%, 2/15/35	$5,000	$5,869,750

		259,202,285
Utah — 0.4%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 7/01/47	5,000	5,747,050
Utah State Charter School Finance Authority, RB, Early Light Academy (a):
5.00%, 7/15/34	530	535,459
5.13%, 7/15/49	4,830	4,869,461
Utah Transit Authority, Refunding RB, Series C (AGM), 5.25%, 6/15/25	5,000	6,272,950

		17,424,920
Virginia — 1.8%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.38%, 3/01/36	1,050	1,054,001
5.50%, 3/01/46	6,210	6,241,982
Cherry Hill Virginia Community Development Authority, Special Assessment Bonds, Potomac Shores Project (a):
5.15%, 3/01/35	1,000	1,033,340
5.40%, 3/01/45	2,000	2,083,040
Chesapeake Bay Bridge & Tunnel District, RB, 1st General Resolution Revenue:
5.00%, 7/01/46	10,000	11,274,400
5.00%, 7/01/51	10,000	11,216,100
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.00%, 7/01/22	1,155	1,196,083
Residential Care Facility, 5.00%, 7/01/47	1,985	2,010,666
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes:
5.00%, 6/01/22	625	713,163
5.00%, 6/01/23	420	475,524
Dulles Town Center Community Development Authority, Refunding, Special Assessment Bonds, Dulles Town Center Project, 4.00%, 3/01/23	1,000	1,011,830
Lower Magnolia Green Community Development Authority, Special Assessment Bonds (a):
5.00%, 3/01/35	2,925	2,994,206
5.00%, 3/01/45	3,000	3,047,340
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 6/01/46	13,645	11,891,890
University of Virginia, Refunding RB, Series A, 5.00%, 4/01/39	10,000	11,993,500
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (a)	3,340	3,477,040
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A, 5.00%, 7/01/45 (a)	2,215	2,305,881
Virginia Port Authority, Refunding RB, AMT, Series B, 5.00%, 7/01/41	9,135	10,398,827
Wise County Virginia IDA, RB, Virginia Electric and Power Co., Series A, 1.88%, 11/01/40 (b)	5,000	5,014,300

		89,433,113

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	45

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Washington — 0.6%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.25%, 9/01/32	$2,255	$2,323,033
State of Washington, GO, Build America Bonds, 5.04%, 8/01/31	10,000	11,670,100
University of Washington, RB, Series A:
5.00%, 1/01/34	1,000	1,160,490
5.00%, 1/01/35	1,000	1,154,230
5.00%, 1/01/36	1,000	1,149,550
Washington Biomedical Research Properties 3.2, RB, Series A:
5.00%, 1/01/32	1,000	1,173,930
5.00%, 1/01/33	1,000	1,166,790
Washington Health Care Facilities Authority, RB, Catholic Healthcare, Series A, 5.00%, 2/01/41	10,000	10,448,400

		30,246,523
West Virginia — 0.5%
West Virginia Hospital Finance Authority, Refunding RB, West Virginia United Health System Obligated Group:
5.00%, 6/01/23	5,000	5,867,600
5.00%, 6/01/24	5,000	5,953,700
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 6/01/47	10,570	10,228,272

		22,049,572
Wisconsin — 1.5%
Public Finance Authority, RB, Delray Beach Radiation Therapy, 7.00%, 11/01/46 (a)	5,085	5,154,461
Public Finance Authority, Refunding RB:
Celanese Project, Series C, AMT, 4.30%, 11/01/30	3,175	3,233,579
Celanese Project, Series D, 4.05%, 11/01/30	3,175	3,174,905
National Gypsum Co., AMT, 4.00%, 8/01/35	4,840	4,693,057
State of Wisconsin, Refunding RB:
Series B, 5.00%, 5/01/35	5,000	5,866,850
Series B, 5.00%, 5/01/36	5,000	5,849,650
Series C, 3.15%, 5/01/27	7,740	7,804,397
State of Wisconsin, Series B, 5.00%, 5/01/21	5,000	5,745,550
Wisconsin Health & Educational Facilities Authority, RB, Marshfield Clinic, Series B, 5.00%, 2/15/40	10,000	10,703,300
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, 5.00%, 11/15/35	5,000	5,763,200
Mile Bluff Medical Center, 5.50%, 5/01/34	875	916,414
Mile Bluff Medical Center, 5.75%, 5/01/39	1,060	1,109,735
Thedacare, Inc., 5.00%, 12/15/44	10,000	11,070,000

		71,085,098
Total Municipal Bonds — 83.2%		4,031,258,374

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Arizona — 0.5%
Arizona State University, Refunding RB, Arizona State University System Board of Regents, Series A, 5.00%, 7/01/42	10,000	11,360,077

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Arizona (continued)
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 12/01/45	$10,000	$11,536,100

		22,896,177
California — 5.2%
California Educational Facilities Authority, 5.00%, 10/01/46	10,000	11,668,097
California Educational Facilities Authority, RB, California Institute of Technology:
5.00%, 11/01/19 (i)	10,000	10,971,083
5.00%, 9/01/45	10,490	12,153,897
California Health Facilities Financing Authority, RB, Series A:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 8/15/43	10,000	11,224,876
Stanford Hospital and Clinics, 5.00%, 8/15/51	10,000	11,192,000
Sutter Health, 5.00%, 8/15/52	10,000	11,028,800
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	10,000	12,838,100
California State Infrastructure Authority, RB, 5.00%, 11/01/41	10,000	11,441,490
Chino Valley Unified School District, GO, Election 2016, Series A, 5.25%, 8/01/47	10,000	12,065,700
City & County of San Francisco California Airports Commission, Refunding ARB, San Francisco International Airport, Series A, AMT, 5.00%, 5/01/44	10,000	11,108,685
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 5/15/45	10,000	11,255,292
City of Los Angeles California Department of Airports, Refunding ARB, Series B, 5.00%, 5/15/35	10,000	11,408,868
City of Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 7/01/43	10,000	11,298,500
City of San Francisco California Public Utilities Commission Water Revenue, RB, 5.00%, 11/01/37	10,000	11,399,797
Coachella Valley Unified School District/CA, GO, Election 2005, Series F (BAM), 5.00%, 8/01/46	10,000	11,540,100
County of Ventura California Public Financing Authority, Refunding RB, Series A:
5.00%, 11/01/38	8,450	9,735,748
5.00%, 11/01/43	8,530	9,785,440
Fresno Unified School District, GO, 5.00%, 8/01/44	10,000	11,588,000
Manteca California Unified School District, GO, 5.00%, 8/01/40	10,000	11,564,068
Port of Los Angeles California, Refunding RB, Harbor Department, Series A, AMT, 5.00%, 8/01/44	10,000	11,151,000
San Marcos Unified School District, GO, Election of 2010, Series C, 5.00%, 8/01/40	10,000	11,316,089
State of California, GO, Various Purposes, 5.00%, 4/01/43	10,000	11,360,400

		249,096,030
Connecticut — 0.2%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	10,000	11,372,800

See Notes to Financial Statements.

46	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Delaware — 0.3%
County of New Castle Delaware, GO, Refunding, 5.00%, 10/01/45	$10,000	$11,681,271
District of Columbia — 0.5%
District of Columbia Water & Sewer Authority, RB, Green Bonds, Series A, 5.00%, 10/01/52	10,000	11,594,800
District of Columbia Water & Sewer Authority, RB, Sub-Lien, Series A, 5.00%, 10/01/44	10,000	11,249,800

		22,844,600
Florida — 0.7%
County of Miami-Dade Florida Transit System Sales Surtax Revenue, RB, (AGM), 5.00%, 7/01/42	10,000	11,171,200
Gainesville & Hall County Hospital Authority, Refunding RB, Northeast Georgia Health Systems, Inc. Project, Series A, 5.50%, 8/15/54	10,000	11,828,200
Tampa Bay Water Utility System, RB, 5.00%, 10/01/38	10,000	11,582,500

		34,581,900
Georgia — 0.7%
City of Atlanta Georgia Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	20,000	23,289,587
Clarke County Hospital Authority, Refunding RB, Piedmont Heathcare, Inc. Project, Series A, 5.00%, 7/01/46	10,000	11,299,500

		34,589,087
Illinois — 0.2%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 1/01/36	10,000	11,454,500
Indiana — 0.2%
Indiana State Finance Authority, Refunding RB, Franciscan Alliance, Inc., 5.00%, 11/01/41	10,000	11,271,500
Maryland — 0.5%
City of Baltimore Maryland, RB, Series A, 5.00%, 7/01/43	10,000	11,275,568
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health, Series C, 5.00%, 5/15/43	10,000	11,458,693

		22,734,261
Massachusetts — 0.7%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	10,000	11,396,900
Massachusetts Development Finance Agency, RB, Partners Healthcare System Issue, Series M-4, 5.00%, 7/01/44	10,000	11,092,573
University of Massachusetts Building Authority, Refunding RB, Series 1, 5.00%, 11/01/44	10,000	11,420,774

		33,910,247
Michigan — 0.2%
Michigan Finance Authority, Refunding RB, Trinity Health Corp., Series 2016, 5.00%, 12/01/45	10,000	11,297,800
Minnesota — 0.2%
Western Minnesota Municipal Power Agency, RB, Series A, 5.00%, 1/01/46	10,000	11,218,173
Missouri — 0.7%
Health & Educational Facilities Authority of the State of Missouri, RB, BJC Health System, 5.00%, 1/01/44	10,000	11,104,500

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Missouri (continued)
Metropolitan St. Louis Sewer District, RB, Series B:
5.00%, 5/01/43	$10,000	$11,629,600
5.00%, 5/01/45	10,000	11,544,500

		34,278,600
Nevada — 0.2%
Las Vegas Valley Water District, GO, Series B, 5.00%, 6/01/37	10,000	11,395,100
New York — 1.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	10,000	11,321,200
Metropolitan Transportation Authority, RB, Green Bonds, Series A, 5.00%, 11/15/42	10,000	11,776,100
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	10,000	11,633,300
New York State Dormitory Authority, RB, Series A, 5.00%, 3/15/39	10,000	11,517,990
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 2/15/39	10,000	11,544,900
New York State Urban Development Corp, Refunding RB, Series A, 5.00%, 3/15/35	10,000	11,646,800
Port Authority of New York & New Jersey, RB, 5.00%, 10/15/41	10,000	11,615,283
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/37	10,000	11,827,100

		92,882,673
North Carolina — 0.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	10,000	11,456,675
Oklahoma — 0.2%
Oklahoma City Water Utilities Trust, Refunding RB, 5.00%, 7/01/45	10,000	11,565,700
Pennsylvania — 1.2%
County of Lancaster Pennsylvania Hospital Authority, RB, 5.00%, 8/15/46	10,000	11,322,700
County of Montgomery Maryland, RB, Trinity Health Credit Group, Series MD, 5.00%, 12/01/45	10,000	11,347,800
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 6/01/44	10,000	11,067,998
Philadelphia Authority for Industrial Development Hospital, RB, The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	20,000	23,142,600

		56,881,098
South Carolina — 0.2%
City of Charleston South Carolina Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 1/01/21 (i)	10,000	11,393,000
Tennessee — 0.2%
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	10,000	11,186,000

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	47

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Texas — 0.5%
North Texas Tollway Authority, Refunding RB, Capital Appreciation, System, 1st Tier, Series I (AGC), 6.20%, 1/01/42	$10,000	$12,615,300
Tarrant Regional Water District, Refunding RB, 5.00%, 3/01/52	10,000	11,248,500

		23,863,800
Utah — 0.5%
Salt Lake City Corp. Airport Revenue, RB, Series B, 5.00%, 7/01/47	10,000	11,680,100
Utah State Transit Authority Sales Tax, RB, 5.00%, 6/15/38	10,000	11,651,980

		23,332,080
Virginia — 1.0%
Chesapeake Bay Bridge & Tunnel District, RB, 1st Tier General Resolution Revenue (AGM), 5.00%, 7/01/41	10,000	11,553,800
County of Fairfax Water Authority, Refunding RB, 5.00%, 4/01/46	10,000	11,898,200
County Of Faitfax Industrial Development Authority, RB, Inova Health Systems Project, Series A, 5.00%, 5/15/44	10,000	11,347,700
University of Virginia, Refunding RB, Series A-2, 5.00%, 4/01/45	10,000	11,644,400

		46,444,100
Washington — 1.0%
Port of Seattle Washington, GO, 5.00%, 1/01/42	10,000	11,837,700
State of Washington, GO, Series A:
5.00%, 2/01/33	10,000	11,711,200
5.00%, 8/01/38	10,000	11,543,669
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series D, 5.00%, 10/01/38	10,000	11,119,490

		46,212,059
Wisconsin — 0.7%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	10,000	11,114,700

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 4/01/42	$10,000	$10,896,179
Thedacare Inc., 5.00%, 12/15/44	10,000	11,070,000

		33,080,879
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.6%		902,920,110

Investment Companies	Shares
SPDR Nuveen S&P High Yield Municipal Bond ETF	100,000	5,733,000
VanEck Vectors High-Yield Municipal Index ETF	300,000	9,333,000
Total Investment Companies — 0.3%		15,066,000
Total Long-Term Investments (Cost — $4,880,814,396) — 103.2%		5,001,256,199

Short-Term Securities
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.60% (j)(k)	324,126,841	324,191,667
Total Short-Term Securities (Cost — $324,186,606) — 6.7%		324,191,667
Total Investments (Cost — $5,205,001,002) — 109.9%		5,325,447,866
Other Assets Less Liabilities — 1.0%		46,858,043
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.9)%		(527,638,866)

Net Assets — 100.0%		$4,844,667,043

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	When-issued security.

(d)	Zero-coupon bond.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Issuer filed for bankruptcy and/or is in default.

(g)	Non-income producing security.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

48	ANNUAL REPORT	MAY 31, 2017

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

(j)	During the year ended May 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Value Held at May 31, 2016	Shares Purchased	Shares Sold	Shares Value Held at May 31, 2017	Value at May 31, 2017	Income	Net Realized Gain[2]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	412,556,720	—	(88,429,879)[1]	324,126,841	$324,191,667	$1,048,497	$152,869	$5,061
iShares National Municipal Bond Fund	—	1,400,000	(1,400,000)	—	—	45,866	609,848	—
Total					$324,191,667	$1,094,363	$762,717	$5,061

[1] Represents net shares sold.
[2] Includes net capital gain distributions.

(k)	Current yield as of period end.

For Fund compliance purposes, the industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(2,311)	5-Year U.S. Treasury Note	September 2017	$273,420,188	$(460,084)
(8,354)	10-Year U.S. Treasury Note	September 2017	$1,055,084,094	(3,694,572)
(4,450)	Long U.S. Treasury Bond	September 2017	$684,465,625	(6,210,707)
(1,794)	Ultra U.S. Treasury Bond	September 2017	$296,234,250	(4,068,895)
Total				$(14,434,258)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts		Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$14,434,258		—	$14,434,258

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended May 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts		Other Contracts	Total
Futures contracts		—	—	—	—	$37,646,701		—	$37,646,701
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—		$(15,355,066)	—	$(15,355,066)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$274,619,484	[1]
Average notional value of contracts — short	$1,991,558,641
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	49

Schedule of Investments (concluded)	BlackRock Strategic Municipal Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$15,066,000	$4,986,190,199	—	$5,001,256,199
Short-Term Securities	324,191,667	—	—	324,191,667

Total	$339,257,667	$4,986,190,199	—	$5,325,447,866

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(14,434,258)	—	—	$(14,434,258)
[1] See above Schedule of Investments for values in each industry, state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $526,644,951 are categorized as Level 2 within the disclosure hierarchy.

During the year ended May 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

50	ANNUAL REPORT	MAY 31, 2017

Statements of Assets and Liabilities

May 31, 2017	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Assets
Investments at value — unaffiliated[1]	$1,299,509,674	$276,277,619	$532,368,726	$5,001,256,199
Investments at value — affiliated[2]	60,680,946	12,056,206	20,093,746	324,191,667
Cash	156,000	—	—	11,878,618
Cash pledged for futures contracts	10,924,900	377,000	595,750	36,987,800
Receivables:
Investments sold	24,943,382	—	654,688	211,056,569
Interest — unaffiliated	11,726,447	4,008,192	7,219,075	66,829,844
Capital shares sold	5,976,322	436,123	639,093	12,377,638
Dividends — affiliated	44,371	5,070	11,094	129,278
Prepaid expenses	34,722	10,112	12,802	169,926

Total assets	1,413,996,764	293,170,322	561,594,974	5,664,877,539

Accrued Liabilities
Payables:
Investments purchased	55,120,686	—	19,327,779	269,165,995
Capital shares redeemed	1,979,078	511,669	749,400	8,470,918
Variation margin on futures contracts	1,585,291	49,953	83,578	5,086,199
Income dividends	1,075,371	370,766	870,537	4,037,720
Investment advisory fees	764,115	223,709	369,005	3,622,286
Service and distribution fees	212,325	47,499	58,343	437,199
Interest expense and fees	38,845	28,672	156,500	993,915
Other affiliates	6,903	1,702	2,695	27,964
Officer’s and Trustees’ fees	4,683	2,633	3,126	14,539
Transfer agent fees	143,339	77,033	66,080	902,593
Accounting fees	201,523	60,797	93,510	567,063
Other accrued expenses	95,602	38,482	93,791	239,154

Total accrued liabilities	61,227,761	1,412,915	21,874,344	293,565,545

Other Liabilities
TOB Trust Certificates	60,642,194	9,281,449	59,063,831	526,644,951

Total liabilities	121,869,955	10,694,364	80,938,175	820,210,496

Net Assets	$1,292,126,809	$282,475,958	$480,656,799	$4,844,667,043

Net Assets Consist of
Paid-in capital	$1,257,681,651	$269,837,331	$470,391,551	$4,795,884,700
Undistributed net investment income	607,638	907,181	766,298	1,207,507
Accumulated net realized loss	(8,776,143)	(5,306,149)	(20,709,201)	(58,437,770)
Net unrealized appreciation (depreciation)	42,613,663	17,037,595	30,208,151	106,012,606

Net Assets	$1,292,126,809	$282,475,958	$480,656,799	$4,844,667,043

[1] Investments at cost — unaffiliated	$1,253,068,497	$259,114,182	$501,952,285	$4,880,814,396
[2] Investments at cost — affiliated	$60,678,529	$12,054,989	$20,093,746	$324,186,606

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	51

Statements of Assets and Liabilities (concluded)

May 31, 2017	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Net Asset Value
Institutional:
Net assets	$611,571,344	$141,585,099	$298,556,505	$3,512,455,449

Shares outstanding, unlimited number of shares authorized, $0.10 par value	48,555,645	12,808,110	26,638,780	303,709,233

Net asset value	$12.60	$11.05	$11.21	$11.57

Service:
Net assets	—	$9,594,426	$1,426,810	—

Shares outstanding, Unlimited number of shares authorized, $0.10 par value	—	867,922	127,169	—

Net asset value	—	$11.05	$11.22	—

Investor A:
Net assets	$438,542,518	$77,919,919	$130,404,880	$1,049,554,653

Shares outstanding, Unlimited number of shares authorized, $0.10 par value	34,850,491	7,043,188	11,622,555	90,790,105

Net asset value	$12.58	$11.06	$11.22	$11.56

Investor A1:
Net assets	$126,274,237	$22,697,296	$15,266,348	$30,691,360

Shares outstanding, unlimited number of shares authorized, $0.10 par value	10,026,124	2,050,849	1,360,066	2,654,257

Net asset value	$12.59	$11.07	$11.22	$11.56

Investor C:
Net assets	$112,978,417	$29,276,100	$33,427,310	$251,965,581

Shares outstanding, unlimited number of shares authorized, $0.10 par value	8,969,965	2,649,222	2,979,996	21,788,247

Net asset value	$12.60	$11.05	$11.22	$11.56

Investor C1:
Net assets	$2,760,293	$1,403,118	$1,574,946	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	219,141	126,940	140,527	—

Net asset value	$12.60	$11.05	$11.21	—

See Notes to Financial Statements.

52	ANNUAL REPORT	MAY 31, 2017

Statements of Operations

Year Ended May 31, 2017	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Investment Income
Interest — unaffiliated	$40,923,964	$12,106,964	$22,485,898	$161,293,320
Dividends — affiliated	270,655	41,780	31,536	1,094,363
Dividends — unaffiliated	—	—	—	622,463

Total investment income	41,194,619	12,148,744	22,517,434	163,010,146

Expenses
Investment advisory	5,152,814	1,607,599	2,561,688	24,867,279
Service and distribution — class specific	2,377,894	612,638	635,263	5,537,049
Transfer agent — class specific	497,971	268,810	614,042	3,025,298
Accounting services	172,597	63,993	97,791	666,544
Registration	87,795	19,922	21,098	348,683
Professional	74,659	65,523	72,028	150,702
Custodian	62,093	17,247	26,514	205,320
Officer and Trustees	41,630	27,411	30,033	100,140
Printing	40,281	24,373	28,956	68,535
Miscellaneous	37,989	18,428	23,585	92,159
Recoupment of past waived/and or reimbursed fees	80,268	—	—	—
Recoupment of past waived and/or reimbursed fees — class specific	22,354	—	—	—

Total expenses excluding interest expense and fees	8,648,345	2,725,944	4,110,998	35,061,709
Interest expense and fees[1]	1,009,055	134,503	794,365	5,616,880

Total expenses	9,657,400	2,860,447	4,905,363	40,678,589
Less:
Fees waived by the Manager	(590,999)	(191,850)	(186,711)	(2,626,559)
Transfer agent fees waived and/or reimbursed — class specific	(186,588)	(199,761)	(477,550)	—
Fees paid indirectly	(241)	—	—	(730)

Total expenses after fees waived and paid indirectly	8,879,572	2,468,836	4,241,102	38,051,300

Net investment income	32,315,047	9,679,908	18,276,332	124,958,846

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(6,281,545)	391,952	(2,501,939)	(45,944,668)
Investments — affiliated	8,630	596	481	611,173
Futures contracts	11,421,446	396,128	580,518	37,646,701
Capital gain distributions from investment companies — affiliated	92,183	3,731	14	151,544

	5,240,714	792,407	(1,920,926)	(7,535,250)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(17,080,537)	(9,937,612)	(14,019,082)	(33,240,244)
Investments — affiliated	2,417	1,217	—	5,061
Futures contracts	(3,583,804)	(116,229)	(204,564)	(15,355,066)

	(20,661,924)	(10,052,624)	(14,223,646)	(48,590,249)

Net realized and unrealized loss	(15,421,210)	(9,260,217)	(16,144,572)	(56,125,499)

Net Increase in Net Assets Resulting from Operations	$16,893,837	$419,691	$2,131,760	$68,833,347

[1] Related to TOBs Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	53

Statements of Changes in Net Assets

	BlackRock California Municipal Opportunities Fund		BlackRock New Jersey Municipal Bond Fund
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income	$32,315,047	$26,104,025	$9,679,908	$9,400,945
Net realized gain (loss)	5,240,714	5,138,627	792,407	(505,382)
Net change in unrealized appreciation (depreciation)	(20,661,924)	23,865,351	(10,052,624)	9,819,330

Net increase in net assets resulting from operations	16,893,837	55,108,003	419,691	18,714,893

Distributions to Shareholders[1]
From net investment income:
Institutional	(15,542,871)	(12,413,724)	(4,803,569)	(4,439,029)
Service	—	—	(331,505)	(363,109)
Investor A	(10,615,172)	(7,226,418)	(2,687,344)	(2,621,341)
Investor A1	(3,651,556)	(4,314,507)	(840,110)	(1,000,577)
Investor B	—	(720)	—	—
Investor C	(2,182,017)	(1,689,793)	(805,667)	(783,767)
Investor C1	(313,499)	(397,017)	(204,042)	(242,788)

Decrease in net assets resulting from distributions to shareholders	(32,305,115)	(26,042,179)	(9,672,237)	(9,450,611)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	189,578,541	366,691,774	158,504	16,745,575

Net Assets
Total increase (decrease) in net assets	174,167,263	395,757,598	(9,094,042)	26,009,857
Beginning of year	1,117,959,546	722,201,948	291,570,000	265,560,143

End of year	$1,292,126,809	$1,117,959,546	$282,475,958	$291,570,000

Undistributed net investment income, end of year	$607,638	$639,064	$907,181	$933,844

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

54	ANNUAL REPORT	MAY 31, 2017

Statements of Changes in Net Assets (concluded)

	BlackRock Pennsylvania Municipal Bond Fund		BlackRock Strategic Municipal Opportunities Fund
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income	$18,276,332	$17,512,610	$124,958,846	$94,048,201
Net realized gain (loss)	(1,920,926)	528,750	(7,535,250)	12,660,978
Net change in unrealized appreciation (depreciation)	(14,223,646)	10,068,088	(48,590,249)	169,735,813

Net increase in net assets resulting from operations	2,131,760	28,109,448	68,833,347	276,444,992

Distributions to Shareholders[1]
From net investment income:
Institutional	(12,646,912)	(12,746,699)	(90,973,876)	(66,499,395)
Service	(48,507)	(46,245)	—	—
Investor A	(3,721,042)	(2,947,048)	(27,868,100)	(22,375,763)
Investor A1	(617,044)	(654,122)	(835,147)	(892,781)
Investor C	(1,073,283)	(950,580)	(4,661,562)	(3,839,516)
Investor C1	(144,353)	(161,130)	—	—
From net realized gain:
Institutional	—	—	(42,651,988)	—
Investor A	—	—	(14,889,509)	—
Investor A1	—	—	(405,560)	—
Investor C	—	—	(3,522,931)	—

Decrease in net assets resulting from distributions to shareholders	(18,251,141)	(17,505,824)	(185,808,673)	(93,607,455)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	24,499,996	16,166,103	355,613,670	1,194,960,072

Net Assets
Total increase in net assets	8,380,615	26,769,727	238,638,344	1,377,797,609
Beginning of year	472,276,184	445,506,457	4,606,028,699	3,228,231,090

End of year	$480,656,799	$472,276,184	$4,844,667,043	$4,606,028,699

Undistributed net investment income, end of year	$766,298	$741,107	$1,207,507	$764,932

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	55

Statement of Cash Flows

Year Ended May 31, 2017	BlackRock Pennsylvania Municipal Bond Fund

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$2,131,760
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments	93,497,515
Purchases of long-term investments	(125,342,353)
Net proceeds from sales (purchases) of short-term securities	(3,074,815)
Amortization of premium and accretion of discount on investments and other fees	1,136,402
Net realized loss on investments	2,501,458
Net unrealized loss on investments	14,019,082
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(463,000)
Receivables:
Interest — unaffiliated	(214,535)
Dividends — affiliated	(9,182)
Variation margin on futures contracts	500
Prepaid expenses	(5,292)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	151,280
Interest expense and fees	116,063
Other affiliates	1,494
Service and distribution fees	7,293
Accounting fees	93,510
Transfer agent fees	66,080
Officer’s and Trustees’ fees	2,955
Variation margin on futures contracts	76,719
Other accrued expenses	(123,517)

Net cash provided by (used for) operating activities	(15,430,583)

Cash Provided by (Used for) Financing Activities
Proceeds from issuance of capital shares	127,541,872
Payments on redemption of capital shares	(111,105,262)
Proceeds from TOB Trust Certificates	13,570,617
Repayments of TOB Trust Certificates	(4,133,431)
Cash dividends paid to shareholders	(10,443,213)

Net cash provided by (used for) financing activities	15,430,583

Cash
Net increase in cash	—
Cash at beginning of year	—

Cash at end of year	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$678,302

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to shareholders	$7,857,343

See Notes to Financial Statements.

56	ANNUAL REPORT	MAY 31, 2017

Financial Highlights	BlackRock California Municipal Opportunities Fund

	Institutional
	Year Ended May 31,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.73		$12.33	$12.22	$12.54	$12.48

Net investment income[1]	0.36		0.39	0.43	0.47	0.45
Net realized and unrealized gain (loss)	(0.13)		0.40	0.11	(0.22)	0.09

Net increase (decrease) from investment operations	0.23		0.79	0.54	0.25	0.54

Distributions:[2]
From net investment income	(0.36)		(0.39)	(0.43)	(0.47)	(0.46)
From net realized gain	—		—	—	(0.10)	(0.02)

Total distributions	(0.36)		(0.39)	(0.43)	(0.57)	(0.48)

Net asset value, end of year	$12.60		$12.73	$12.33	$12.22	$12.54

Total Return[3]
Based on net asset value	1.88%		6.54%	4.46%	2.31%	4.26%

Ratios to Average Net Assets
Total expenses	0.61%	[4]	0.68% [5]	0.73%	0.81%	0.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.54%	[4]	0.66%	0.68%	0.81%	0.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	0.46%	[4]	0.62%	0.64%	0.73%	0.65%

Net investment income	2.88%	[4]	3.10%	3.49%	3.96%	3.54%

Supplemental Data
Net assets, end of year (000)	$611,571		$494,888	$315,431	$206,904	$293,150

Borrowings outstanding, end of year (000)	$60,642		$40,310	$69,453	$23,653	$101,940

Portfolio turnover rate	142%		119%	70%	33%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	57

Financial Highlights (continued)	BlackRock California Municipal Opportunities Fund

	Investor A
	Year Ended May 31,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.71		$12.32	$12.21	$12.53	$12.47

Net investment income[1]	0.33		0.36	0.40	0.45	0.42
Net realized and unrealized gain (loss)	(0.13)		0.40	0.11	(0.23)	0.09

Net increase (decrease) from investment operations	0.20		0.76	0.51	0.22	0.51

Distributions:[2]
From net investment income	(0.33)		(0.37)	(0.40)	(0.44)	(0.43)
From net realized gain	—		—	—	(0.10)	(0.02)

Total distributions	(0.33)		(0.37)	(0.40)	(0.54)	(0.45)

Net asset value, end of year	$12.58		$12.71	$12.32	$12.21	$12.53

Total Return[3]
Based on net asset value	1.63%		6.23%	4.25%	2.13%	4.02%

Ratios to Average Net Assets
Total expenses	0.85%	[4,5]	0.93%	0.95%	0.99%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.79%	[4]	0.88%	0.88%	0.99%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	0.71%	[4]	0.84%	0.84%	0.91%	0.88%

Net investment income	2.64%	[4]	2.87%	3.28%	3.79%	3.32%

Supplemental Data
Net assets, end of year (000)	$438,543		$364,093	$178,774	$111,545	$166,056

Borrowings outstanding, end of year (000)	$60,642		$40,310	$69,453	$23,653	$101,940

Portfolio turnover rate	142%		119%	70%	33%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

58	ANNUAL REPORT	MAY 31, 2017

Financial Highlights (continued)	BlackRock California Municipal Opportunities Fund

	Investor A1
	Year Ended May 31,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.72		$12.33	$12.23	$12.54	$12.48

Net investment income[1]	0.35		0.38	0.42	0.46	0.44
Net realized and unrealized gain (loss)	(0.13)		0.39	0.10	(0.21)	0.09

Net increase (decrease) from investment operations	0.22		0.77	0.52	0.25	0.53

Distributions:[2]
From net investment income	(0.35)		(0.38)	(0.42)	(0.46)	(0.45)
From net realized gain	—		—	—	(0.10)	(0.02)

Total distributions	(0.35)		(0.38)	(0.42)	(0.56)	(0.47)

Net asset value, end of year	$12.59		$12.72	$12.33	$12.23	$12.54

Total Return[3]
Based on net asset value	1.78%		6.35%	4.29%	2.36%	4.17%

Ratios to Average Net Assets
Total expenses	0.70%	[4]	0.79%	0.81%	0.84%	0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.64%	[4]	0.77%	0.77%	0.84%	0.81%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.56%	[4]	0.72%	0.73%	0.76%	0.74%

Net investment income	2.78%	[4]	3.06%	3.39%	3.94%	3.48%

Supplemental Data
Net assets, end of year (000)	$126,274		$139,805	$143,879	$154,845	$177,677

Borrowings outstanding, end of year (000)	$60,642		$40,310	$69,453	$23,653	$101,940

Portfolio turnover rate	142%		119%	70%	33%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	59

Financial Highlights (continued)	BlackRock California Municipal Opportunities Fund

	Investor C
	Year Ended May 31,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.73		$12.33	$12.23	$12.54	$12.48

Net investment income[1]	0.24		0.27	0.31	0.36	0.32
Net realized and unrealized gain (loss)	(0.13)		0.40	0.10	(0.21)	0.09

Net increase (decrease) from investment operations	0.11		0.67	0.41	0.15	0.41

Distributions:[2]
From net investment income	(0.24)		(0.27)	(0.31)	(0.36)	(0.33)
From net realized gain	—		—	—	(0.10)	(0.02)

Total distributions	(0.24)		(0.27)	(0.31)	(0.46)	(0.35)

Net asset value, end of year	$12.60		$12.73	$12.33	$12.23	$12.54

Total Return[3]
Based on net asset value	0.87%		5.51%	3.38%	1.44%	3.23%

Ratios to Average Net Assets
Total expenses	1.61%	[4,5]	1.70%	1.72%	1.75%	1.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.54%	[4]	1.64%	1.64%	1.75%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	1.46%	[4]	1.60%	1.60%	1.67%	1.64%

Net investment income	1.89%	[4]	2.14%	2.52%	3.03%	2.56%

Supplemental Data
Net assets, end of year (000)	$112,978		$103,993	$67,789	$65,203	$92,635

Borrowings outstanding, end of year (000)	$60,642		$40,310	$69,453	$23,653	$101,940

Portfolio turnover rate	142%		119%	70%	33%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Includes recoupment of past waived and/or reimbursed fees with no financials impact to the expense ratio.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

60	ANNUAL REPORT	MAY 31, 2017

Financial Highlights (concluded)	BlackRock California Municipal Opportunities Fund

	Investor C1
	Year Ended May 31,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.73		$12.33	$12.23	$12.54	$12.48

Net investment income[1]	0.29		0.32	0.36	0.40	0.38
Net realized and unrealized gain (loss)	(0.13)		0.40	0.10	(0.21)	0.09

Net increase (decrease) from investment operations	0.16		0.72	0.46	0.19	0.47

Distributions:[2]
From net investment income	(0.29)		(0.32)	(0.36)	(0.40)	(0.39)
From net realized gain	—		—	—	(0.10)	(0.02)

Total distributions	(0.29)		(0.32)	(0.36)	(0.50)	(0.41)

Net asset value, end of year	$12.60		$12.73	$12.33	$12.23	$12.54

Total Return[3]
Based on net asset value	1.27%		5.90%	3.76%	1.85%	3.65%

Ratios to Average Net Assets
Total expenses	1.21%	[4]	1.30%	1.32%	1.34%	1.32%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.14%	[4]	1.27%	1.27%	1.34%	1.31%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	1.06%	[4]	1.23%	1.23%	1.26%	1.24%

Net investment income	2.27%	[4]	2.56%	2.89%	3.44%	2.98%

Supplemental Data
Net assets, end of year (000)	$2,760		$15,180	$15,873	$17,320	$22,054

Borrowings outstanding, end of year (000)	$60,642		$40,310	$69,453	$23,653	$101,940

Portfolio turnover rate	142%		119%	70%	33%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	61

Financial Highlights	BlackRock New Jersey Municipal Bond Fund

	Institutional
	Year Ended May 31,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.38		$11.01	$11.09	$11.22	$11.26

Net investment income[1]	0.39		0.40	0.41	0.43	0.43
Net realized and unrealized gain (loss)	(0.33)		0.37	(0.08)	(0.13)	(0.02)

Net increase (decrease) from investment operations	0.06		0.77	0.33	0.30	0.41

Distributions from net investment income[2]	(0.39)		(0.40)	(0.41)	(0.43)	(0.45)

Net asset value, end of year	$11.05		$11.38	$11.01	$11.09	$11.22

Total Return[3]
Based on net asset value	0.56%		7.13%	2.93%	2.89%	3.56%

Ratios to Average Net Assets
Total expenses	0.80%	[4]	0.81%	0.84%	0.83%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.66%	[4]	0.75%	0.77%	0.79%	0.79%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.61%	[4]	0.72%	0.74%	0.76%	0.78%

Net investment income	3.51%	[4]	3.58%	3.62%	4.04%	3.74%

Supplemental Data
Net assets, end of year (000)	$141,585		$135,174	$115,135	$109,182	$120,851

Borrowings outstanding, end of year (000)	$9,281		$9,281	$7,231	$7,231	$7,610

Portfolio turnover rate	21%		7%	14%	12%	8%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

62	ANNUAL REPORT	MAY 31, 2017

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Service
	Year Ended May 31,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.38		$11.01	$11.09	$11.22	$11.26

Net investment income[1]	0.36		0.38	0.39	0.42	0.41
Net realized and unrealized gain (loss)	(0.32)		0.38	(0.08)	(0.14)	(0.01)

Net increase (decrease) from investment operations	0.04		0.76	0.31	0.28	0.40

Distributions from net investment income[2]	(0.37)		(0.39)	(0.39)	(0.41)	(0.44)

Net asset value, end of year	$11.05		$11.38	$11.01	$11.09	$11.22

Total Return[3]
Based on net asset value	0.36%		7.00%	2.83%	2.78%	3.47%

Ratios to Average Net Assets
Total expenses	1.05%	[4]	1.05%	1.04%	1.04%	1.03%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.86%	[4]	0.87%	0.86%	0.90%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.82%	[4]	0.84%	0.84%	0.87%	0.87%

Net investment income	3.27%	[4]	3.43%	3.53%	3.94%	3.64%

Supplemental Data
Net assets, end of year (000)	$9,594		$10,514	$17,654	$17,881	$19,388

Borrowings outstanding, end of year (000)	9,281		9,281	7,231	7,231	7,610

Portfolio turnover rate	21%		7%	14%	12%	8%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	63

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor A
	Year Ended May 31,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.39		$11.02	$11.10	$11.23	$11.27

Net investment income[1]	0.37		0.38	0.39	0.42	0.41
Net realized and unrealized gain (loss)	(0.33)		0.38	(0.08)	(0.14)	(0.01)

Net increase (decrease) from investment operations	0.04		0.76	0.31	0.28	0.40

Distributions from net investment income[2]	(0.37)		(0.39)	(0.39)	(0.41)	(0.44)

Net asset value, end of year	$11.06		$11.39	$11.02	$11.10	$11.23

Total Return[3]
Based on net asset value	0.36%		6.99%	2.83%	2.78%	3.47%

Ratios to Average Net Assets
Total expenses	0.99%	[4]	0.99%	0.98%	0.99%	0.97%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.86%	[4]	0.87%	0.86%	0.90%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.82%	[4]	0.84%	0.84%	0.87%	0.87%

Net investment income	3.29%	[4]	3.44%	3.52%	3.93%	3.64%

Supplemental Data
Net assets, end of year (000)	$77,920		$81,164	$66,469	$45,073	$53,521

Borrowings outstanding, end of year (000)	$9,281		$9,281	$7,231	$7,231	$7,610

Portfolio turnover rate	21%		7%	14%	12%	8%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

64	ANNUAL REPORT	MAY 31, 2017

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor A1
	Year Ended May 31,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.39		$11.02	$11.10	$11.23	$11.27

Net investment income[1]	0.38		0.40	0.41	0.43	0.43
Net realized and unrealized gain (loss)	(0.32)		0.37	(0.08)	(0.13)	(0.02)

Net increase (decrease) from investment operations	0.06		0.77	0.33	0.30	0.41

Distributions from net investment income[2]	(0.38)		(0.40)	(0.41)	(0.43)	(0.45)

Net asset value, end of year	$11.07		$11.39	$11.02	$11.10	$11.23

Total Return[3]
Based on net asset value	0.59%		7.12%	2.95%	2.93%	3.62%

Ratios to Average Net Assets
Total expenses	0.83%	[4]	0.83%	0.83%	0.83%	0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.72%	[4]	0.75%	0.74%	0.75%	0.74%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.68%	[4]	0.72%	0.72%	0.72%	0.72%

Net investment income	3.43%	[4]	3.57%	3.65%	4.09%	3.80%

Supplemental Data
Net assets, end of year (000)	$22,697		$26,092	$29,707	$31,338	$34,941

Borrowings outstanding, end of year (000)	$9,281		$9,281	$7,231	$7,231	$7,610

Portfolio turnover rate	21%		7%	14%	12%	8%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	65

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor C
	Year Ended May 31,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.38		$11.00	$11.08	$11.21	$11.25

Net investment income[1]	0.28		0.30	0.31	0.34	0.33
Net realized and unrealized gain (loss)	(0.33)		0.38	(0.08)	(0.14)	(0.02)

Net increase (decrease) from investment operations	(0.05)		0.68	0.23	0.20	0.31

Distributions from net investment income[2]	(0.28)		(0.30)	(0.31)	(0.33)	(0.35)

Net asset value, end of year	$11.05		$11.38	$11.00	$11.08	$11.21

Total Return[3]
Based on net asset value	(0.41)%		6.28%	2.04%	1.99%	2.68%

Ratios to Average Net Assets
Total expenses	1.73%	[4]	1.73%	1.73%	1.73%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.62%	[4]	1.64%	1.63%	1.67%	1.66%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	1.57%	[4]	1.61%	1.61%	1.64%	1.64%

Net investment income	2.53%	[4]	2.67%	2.75%	3.16%	2.87%

Supplemental Data
Net assets, end of year (000)	$29,276		$30,810	$28,614	$26,429	$30,139

Borrowings outstanding, end of year (000)	$9,281		$9,281	$7,231	$7,231	$7,610

Portfolio turnover rate	21%		7%	14%	12%	8%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

66	ANNUAL REPORT	MAY 31, 2017

Financial Highlights (concluded)	BlackRock New Jersey Municipal Bond Fund

	Investor C1
	Year Ended May 31,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.38		$11.01	$11.09	$11.22	$11.26

Net investment income[1]	0.33		0.34	0.35	0.38	0.38
Net realized and unrealized gain (loss)	(0.33)		0.37	(0.08)	(0.13)	(0.02)

Net increase (decrease) from investment operations	—		0.71	0.27	0.25	0.36

Distributions from net investment income[2]	(0.33)		(0.34)	(0.35)	(0.38)	(0.40)

Net asset value, end of year	$11.05		$11.38	$11.01	$11.09	$11.22

Total Return[3]
Based on net asset value	(0.01)%		6.59%	2.43%	2.41%	3.10%

Ratios to Average Net Assets
Total expenses	1.32%	[4]	1.32%	1.33%	1.32%	1.32%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.23%	[4]	1.26%	1.25%	1.26%	1.25%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	1.18%	[4]	1.23%	1.23%	1.23%	1.23%

Net investment income	2.92%	[4]	3.05%	3.14%	3.58%	3.29%

Supplemental Data
Net assets, end of year (000)	$1,403		$7,815	$7,981	$8,594	$10,070

Borrowings outstanding, end of year (000)	$9,281		$9,281	$7,231	$7,231	$7,610

Portfolio turnover rate	21%		7%	14%	12%	8%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	67

Financial Highlights	BlackRock Pennsylvania Municipal Bond Fund

	Institutional
	Year Ended May 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.58	$11.31	$11.21	$11.54	$11.60

Net investment income[1]	0.46	0.46	0.46	0.47	0.49
Net realized and unrealized gain (loss)	(0.37)	0.27	0.10	(0.33)	(0.06)

Net increase from investment operations	0.09	0.73	0.56	0.14	0.43

Distributions from net investment income[2]	(0.46)	(0.46)	(0.46)	(0.47)	(0.49)

Net asset value, end of year	$11.21	$11.58	$11.31	$11.21	$11.54

Total Return[3]
Based on net asset value	0.81%	6.59%	5.02%	1.50%	3.71%

Ratios to Average Net Assets
Total expenses	0.95%	0.87%	0.87%	0.87%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.78%	0.79%	0.78%	0.78%	0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.61%	0.71%	0.71%	0.71%	0.71%

Net investment income	4.05%	4.04%	4.01%	4.39%	4.16%

Supplemental Data
Net assets, end of year (000)	$298,557	$327,314	$321,896	$311,954	$397,618

Borrowings outstanding, end of year (000)	$59,064	$49,627	$46,127	$46,127	$81,102

Portfolio turnover rate	18%	19%	18%	11%	10%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

68	ANNUAL REPORT	MAY 31, 2017

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Service
	Year Ended May 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.59	$11.31	$11.22	$11.54	$11.60

Net investment income[1]	0.43	0.44	0.44	0.45	0.46
Net realized and unrealized gain (loss)	(0.37)	0.28	0.09	(0.32)	(0.05)

Net increase from investment operations	0.06	0.72	0.53	0.13	0.41

Distributions from net investment income[2]	(0.43)	(0.44)	(0.44)	(0.45)	(0.47)

Net asset value, end of year	$11.22	$11.59	$11.31	$11.22	$11.54

Total Return[3]
Based on net asset value	0.59%	6.50%	4.73%	1.41%	3.53%

Ratios to Average Net Assets
Total expenses	1.13%	1.12%	1.04%	1.04%	1.10%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.00%	0.97%	0.96%	0.96%	1.00%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.83%	0.89%	0.89%	0.89%	0.89%

Net investment income	3.84%	3.85%	3.83%	4.20%	3.97%

Supplemental Data
Net assets, end of year (000)	$1,427	$1,217	$8,636	$7,422	$7,973

Borrowings outstanding, end of year (000)	$59,064	$49,627	$46,127	$46,127	$81,102

Portfolio turnover rate	18%	19%	18%	11%	10%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	69

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor A
	Year Ended May 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.59	$11.32	$11.23	$11.55	$11.61

Net investment income[1]	0.43	0.44	0.44	0.46	0.46
Net realized and unrealized gain (loss)	(0.37)	0.27	0.09	(0.33)	(0.05)

Net increase from investment operations	0.06	0.71	0.53	0.13	0.41

Distributions from net investment income[2]	(0.43)	(0.44)	(0.44)	(0.45)	(0.47)

Net asset value, end of year	$11.22	$11.59	$11.32	$11.23	$11.55

Total Return[3]
Based on net asset value	0.59%	6.40%	4.73%	1.41%	3.53%

Ratios to Average Net Assets
Total expenses	1.11%	1.04%	1.02%	1.02%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.00%	0.97%	0.96%	0.96%	1.00%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.83%	0.89%	0.89%	0.89%	0.89%

Net investment income	3.83%	3.85%	3.83%	4.20%	3.97%

Supplemental Data
Net assets, end of year (000)	$130,405	$88,994	$64,720	$55,500	$61,553

Borrowings outstanding, end of year (000)	$59,064	$49,627	$46,127	$46,127	$81,102

Portfolio turnover rate	18%	19%	18%	11%	10%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

70	ANNUAL REPORT	MAY 31, 2017

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor A1
	Year Ended May 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.60	$11.33	$11.23	$11.55	$11.61

Net investment income[1]	0.45	0.46	0.46	0.47	0.49
Net realized and unrealized gain (loss)	(0.38)	0.27	0.10	(0.32)	(0.06)

Net increase from investment operations	0.07	0.73	0.56	0.15	0.43

Distributions from net investment income[2]	(0.45)	(0.46)	(0.46)	(0.47)	(0.49)

Net asset value, end of year	$11.22	$11.60	$11.33	$11.23	$11.55

Total Return[3]
Based on net asset value	0.66%	6.57%	5.00%	1.57%	3.69%

Ratios to Average Net Assets
Total expenses	0.94%	0.87%	0.86%	0.86%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.85%	0.81%	0.80%	0.80%	0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	0.68%	0.73%	0.73%	0.73%	0.73%

Net investment income	3.99%	4.02%	4.00%	4.37%	4.14%

Supplemental Data
Net assets, end of year (000)	$15,266	$16,030	$16,548	$17,823	$21,169

Borrowings outstanding, end of year (000)	$59,064	$49,627	$46,127	$46,127	$81,102

Portfolio turnover rate	18%	19%	18%	11%	10%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	71

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor C
	Year Ended May 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.59	$11.32	$11.22	$11.55	$11.61

Net investment income[1]	0.35	0.35	0.35	0.37	0.37
Net realized and unrealized gain (loss)	(0.37)	0.27	0.10	(0.33)	(0.05)

Net increase (decrease) from investment operations	(0.02)	0.62	0.45	0.04	0.32

Distributions from net investment income[2]	(0.35)	(0.35)	(0.35)	(0.37)	(0.38)

Net asset value, end of year	$11.22	$11.59	$11.32	$11.22	$11.55

Total Return[3]
Based on net asset value	(0.17)%	5.57%	4.01%	0.53%	2.73%

Ratios to Average Net Assets
Total expenses	1.84%	1.76%	1.75%	1.76%	1.79%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.76%	1.76%	1.74%	1.75%	1.78%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	1.59%	1.68%	1.68%	1.67%	1.67%

Net investment income	3.08%	3.07%	3.04%	3.42%	3.20%

Supplemental Data
Net assets, end of year (000)	$33,427	$34,195	$28,972	$24,647	$32,733

Borrowings outstanding, end of year (000)	$59,064	$49,627	$46,127	$46,127	$81,102

Portfolio turnover rate	18%	19%	18%	11%	10%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOBs. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

72	ANNUAL REPORT	MAY 31, 2017

Financial Highlights (concluded)	BlackRock Pennsylvania Municipal Bond Fund

	Investor C1
	Year Ended May 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.58	$11.31	$11.21	$11.54	$11.60

Net investment income[1]	0.39	0.40	0.39	0.42	0.42
Net realized and unrealized gain (loss)	(0.37)	0.27	0.10	(0.34)	(0.05)

Net increase from investment operations	0.02	0.67	0.49	0.08	0.37

Distributions from net investment income[2]	(0.39)	(0.40)	(0.39)	(0.41)	(0.43)

Net asset value, end of year	$11.21	$11.58	$11.31	$11.21	$11.54

Total Return[3]
Based on net asset value	0.23%	6.01%	4.45%	0.95%	3.15%

Ratios to Average Net Assets
Total expenses	1.44%	1.36%	1.35%	1.35%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.36%	1.34%	1.33%	1.33%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[4]	1.19%	1.26%	1.26%	1.26%	1.26%

Net investment income	3.47%	3.49%	3.46%	3.84%	3.62%

Supplemental Data
Net assets, end of year (000)	$1,575	$4,528	$4,735	$5,460	$7,386

Borrowings outstanding, end of year (000)	$59,064	$49,627	$46,127	$46,127	$81,102

Portfolio turnover rate	18%	19%	18%	11%	10%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	73

Financial Highlights	BlackRock Strategic Municipal Opportunities Fund

	Institutional
	Year Ended May 31,
	2017		2016		2015		2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.79		$11.24		$11.35		$11.41	$11.36

Net investment income[1]	0.31		0.31		0.32		0.32	0.35
Net realized and unrealized gain (loss)	(0.07)		0.55		(0.07)		0.04	0.11

Net increase from investment operations	0.24		0.86		0.25		0.36	0.46

Distributions:[2]
From net investment income	(0.31)		(0.31)		(0.32)		(0.33)	(0.36)
From net realized gain	(0.15)		—		(0.04)		(0.09)	(0.05)

Total distributions	(0.46)		(0.31)		(0.36)		(0.42)	(0.41)

Net asset value, end of year	$11.57		$11.79		$11.24		$11.35	$11.41

Total Return[3]
Based on net asset value	2.13%		7.76%		2.13%		3.28%	4.02%

Ratios to Average Net Assets
Total expenses	0.74%	[4]	0.72%	[4]	0.69%	[4]	0.73%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.69%	[4]	0.67%	[4]	0.64%	[4]	0.68%	0.65%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.57%	[4]	0.59%	[4]	0.59%	[4]	0.65%	0.62%

Net investment income	2.71%	[4]	2.69%	[4]	2.82%	[4]	2.95%	3.04%

Supplemental Data
Net assets, end of year (000)	$3,512,455		$3,197,986		$2,186,540		$953,869	$425,281

Borrowings outstanding, end of year (000)	$526,645		$412,485		$298,790		$130,985	$35,179

Portfolio turnover rate	171%		174%		185%		200%	17%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

74	ANNUAL REPORT	MAY 31, 2017

Financial Highlights (continued)	BlackRock Strategic Municipal Opportunities Fund

	Investor A
	Year Ended May 31,
	2017		2016		2015		2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.78		$11.23		$11.35		$11.41	$11.36

Net investment income[1]	0.29		0.28		0.28		0.30	0.32
Net realized and unrealized gain (loss)	(0.07)		0.55		(0.07)		0.03	0.11

Net increase from investment operations	0.22		0.83		0.21		0.33	0.43

Distributions:[2]
From net investment income	(0.29)		(0.28)		(0.29)		(0.30)	(0.33)
From net realized gain	(0.15)		—		(0.04)		(0.09)	(0.05)

Total distributions	(0.44)		(0.28)		(0.33)		(0.39)	(0.38)

Net asset value, end of year	$11.56		$11.78		$11.23		$11.35	$11.41

Total Return[3]
Based on net asset value	1.92%		7.62%		1.81%		3.04%	3.75%

Ratios to Average Net Assets
Total expenses	0.95%	[4]	0.94%	[4]	0.92%	[4]	0.96%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.90%	[4]	0.89%	[4]	0.87%	[4]	0.91%	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.78%	[4]	0.80%	[4]	0.82%	[4]	0.88%	0.88%

Net investment income	2.50%	[4]	2.47%	[4]	2.59%	[4]	2.73%	2.77%

Supplemental Data
Net assets, end of year (000)	$1,049,555		$1,111,770		$801,753		$283,506	$238,482

Borrowings outstanding, end of year (000)	$526,645		$412,485		$298,790		$130,985	$35,179

Portfolio turnover rate	171%		174%		185%		200%	17%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	75

Financial Highlights (continued)	BlackRock Strategic Municipal Opportunities Fund

	Investor A1
	Year Ended May 31,
	2017		2016		2015		2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.79		$11.23		$11.35		$11.41	$11.36

Net investment income[1]	0.31		0.30		0.31		0.32	0.34
Net realized and unrealized gain (loss)	(0.09)		0.56		(0.09)		0.03	0.11

Net increase from investment operations	0.22		0.86		0.22		0.35	0.45

Distributions:[2]
From net investment income	(0.30)		(0.30)		(0.30)		(0.32)	(0.35)
From net realized gain	(0.15)		—		(0.04)		(0.09)	(0.05)

Total distributions	(0.45)		(0.30)		(0.34)		(0.41)	(0.40)

Net asset value, end of year	$11.56		$11.79		$11.23		$11.35	$11.41

Total Return[3]
Based on net asset value	1.98%		7.78%		1.94%		3.19%	3.91%

Ratios to Average Net Assets
Total expenses	0.81%	[4]	0.79%	[4]	0.78%	[4]	0.81%	0.80%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.76%	[4]	0.74%	[4]	0.73%	[4]	0.76%	0.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	0.64%	[4]	0.66%	[4]	0.68%	[4]	0.73%	0.72%

Net investment income	2.64%	[4]	2.65%	[4]	2.70%	[4]	2.89%	2.97%

Supplemental Data
Net assets, end of year (000)	$30,691		$33,472		$34,264		$37,708	$44,121

Borrowings outstanding, end of year (000)	$526,645		$412,485		$298,790		$130,985	$35,179

Portfolio turnover rate	171%		174%		185%		200%	17%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

76	ANNUAL REPORT	MAY 31, 2017

Financial Highlights (concluded)	BlackRock Strategic Municipal Opportunities Fund

	Investor C
	Year Ended May 31,
	2017		2016		2015		2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$11.79		$11.23		$11.35		$11.41	$11.36

Net investment income[1]	0.20		0.20		0.20		0.22	0.23
Net realized and unrealized gain (loss)	(0.08)		0.56		(0.08)		0.03	0.11

Net increase from investment operations	0.12		0.76		0.12		0.25	0.34

Distributions:[2]
From net investment income	(0.20)		(0.20)		(0.20)		(0.22)	(0.24)
From net realized gain	(0.15)		—		(0.04)		(0.09)	(0.05)

Total distributions	(0.35)		(0.20)		(0.24)		(0.31)	(0.29)

Net asset value, end of year	$11.56		$11.79		$11.23		$11.35	$11.41

Total Return[3]
Based on net asset value	1.05%		6.80%		1.03%		2.26%	2.98%

Ratios to Average Net Assets
Total expenses	1.72%	[4]	1.70%	[4]	1.69%	[4]	1.72%	1.71%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.67%	[4]	1.65%	[4]	1.64%	[4]	1.66%	1.66%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[5]	1.55%	[4]	1.57%	[4]	1.58%	[4]	1.64%	1.63%

Net investment income	1.73%	[4]	1.72%	[4]	1.80%	[4]	1.98%	2.03%

Supplemental Data
Net assets, end of year (000)	$251,966		$262,800		$205,674		$120,840	$135,599

Borrowings outstanding, end of year (000)	$526,645		$412,485		$298,790		$130,985	$35,179

Portfolio turnover rate	171%		174%		185%		200%	17%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[5]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	MAY 31, 2017	77

Notes to Financial Statements

1. Organization:

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Registrant	Fund Name	Herein Referred To As	Diversification Classification
BlackRock California Municipal Series Trust	BlackRock California Municipal Opportunities Fund	California Municipal Opportunities	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion
Institutional and Service Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor A1 Shares	No2	No3	None
Investor C Shares	No	Yes	None
Investor C1 Shares	No	No4	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

Investor A1 Shares are subject to a maximum sales charge on purchases. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans or, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, which are currently the only investors who may invest in Investor A1 Shares.

[3]

Investor A1 Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

[4]

CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer sponsored retirement plans or, for California Municipal Opportunities Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on

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Notes to Financial Statements (continued)

a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

SEC Reporting Modernization: The Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

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Notes to Financial Statements (continued)

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating Funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB

80	ANNUAL REPORT	MAY 31, 2017

Notes to Financial Statements (continued)

Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended May 31, 2017, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other

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Notes to Financial Statements (continued)

services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended May 31, 2017, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
California Municipal Opportunities	$139,151,396	$60,642,194	0.80% - 1.05%	$76,557,741	1.32%
New Jersey Municipal Bond	$15,938,674	$9,281,449	0.81% - 0.85%	$9,281,449	1.43%
Pennsylvania Municipal Bond	$117,413,077	$59,063,831	0.80% - 1.05%	$56,819,269	1.32%
Strategic Municipal Opportunities	$902,920,110	$526,644,951	0.80% - 1.05%	$430,379,965	1.29%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as a TOB Residuals holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at May 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at May 31, 2017.

For the year ended May 31, 2017, the following table is a summary of Strategic Municipal Opportunities’ Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
Strategic Municipal Opportunities	—	—	$3,513,281	0.79%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange over-the-counter (“OTC”).

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed,

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Notes to Financial Statements (continued)

a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust, on behalf of its Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, California Municipal Opportunities and Strategic Municipal Opportunities pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	California Municipal Opportunities[1]	Strategic Municipal Opportunities
First $1 Billion	0.38%	0.55%
$1 Billion — $3 Billion	0.36%	0.52%
$3 Billion — $5 Billion	0.34%	0.50%
$5 Billion — $10 Billion	0.33%	0.48%
Greater than $10 Billion	0.32%	0.47%

[1]	Effective October 1, 2016, California Municipal Opportunities paid the Manager a fee of rates described above.

New Jersey Municipal Bond and Pennsylvania Municipal Bond each pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees[1]
First $500 Million	0.550%
$500 Million — $1 Billion	0.525%
Greater than $1 Billion	0.500%

[1]	Prior to October 1, 2016, California Municipal Opportunities paid the Manager a fee at the rates described above.

Service and Distribution Fees: Each Trust, on behalf of its Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Service	—	0.25%	0.25%	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	0.10%	0.10%	0.10%	0.10%
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	0.25%	0.25%	0.25%	—

	Distribution Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	0.35%	0.35%	0.35%	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

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Notes to Financial Statements (continued)

For the year ended May 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Service	Investor A	Investor A1	Investor C	Investor C1	Total
California Municipal Opportunities	—	$1,007,540	$131,304	$1,156,364	$82,686	$2,377,894
New Jersey Municipal Bond	$25,166	$204,086	$24,451	$317,203	$41,732	$612,638
Pennsylvania Municipal Bond.	$3,153	$242,766	$15,475	$348,919	$24,950	$635,263
Strategic Municipal Opportunities	—	$2,800,308	$31,733	$2,705,008	—	$5,537,049

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent— class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
New Jersey Municipal Bond	$121,690	$4,085	$206	$125,981
Pennsylvania Municipal Bond	$424,027	$32	$37	$424,096
Strategic Municipal Opportunities	$586,327	—	—	$586,327

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended May 31, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Total
California Municipal Opportunities	$1,134	—	$1,594	$1,677	$577	$64	$5,046
New Jersey Municipal Bond.	$423	$1,092	$613	$401	$249	$55	$2,833
Pennsylvania Municipal Bond	$666	$41	$871	$422	$371	$40	$2,411
Strategic Municipal Opportunities	$6,671	—	$5,364	$236	$1,627	—	$13,898

For the year ended May 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Total
California Municipal Opportunities	$275,744	—	$116,502	$45,790	$54,307	$5,628	$497,971
New Jersey Municipal Bond.	$175,321	$12,028	$49,665	$12,404	$16,483	$2,909	$268,810
Pennsylvania Municipal Bond	$508,124	$1,217	$73,920	$9,268	$19,273	$2,240	$614,042
Strategic Municipal Opportunities	$2,486,394	—	$382,864	$13,994	$142,046	—	$3,025,298

Other Fees: For the year ended May 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$9,865	$4,193	$10,957	$45,609

For the year ended May 31, 2017, affiliates received CDSCs as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$120,080	$6,413	$33,549	$243,297
Investor C	$34,403	$2,274	$4,616	$57,481

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to California Municipal Opportunities, from June 15, 2016 until October 1, 2016, the Manager voluntarily agreed to waive a portion of the investment advisory fees as a percentage of its average daily net assets as to limit the advisory fee to 0.38%. For the year ended May 31, 2017, the Manager waived $541,403, which is included in fees waived by the Manager in the Statements of Operations.

With respect to Strategic Municipal Opportunities, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% of the Fund’s average daily net assets until October 1, 2017. For the year ended May 31, 2017, the Manager waived $2,397,317, which is included in fees waived by the Manager in the Statements of Operations.

84	ANNUAL REPORT	MAY 31, 2017

Notes to Financial Statements (continued)

With respect to California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	0.44%	0.55%	0.55%
Service	—	0.80%	0.80%
Investor A	0.69%	0.80%	0.80%
Investor A1	0.54%	0.65%	0.65%
Investor C	1.44%	1.55%	1.55%
Investor C1	1.04%	1.15%	1.15%

Prior to October 14, 2016, the expense limitations as a percentage of average daily net assets were as follows:

Share Class	California Municipal Opportunities[1]	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	0.48%	0.75%	0.71%
Service	—	0.84%	0.89%
Investor A	0.73%	0.84%	0.89%
Investor A1	—	0.72%	0.73%
Investor C	1.48%	1.61%	1.68%
Investor C1	—	1.23%	1.26%

[1]

Effective June 15, 2016 to October 13, 2016. Prior to June 15, 2016, the expense limitation has a percentage of average daily net assets was 0.66% for Institutional Shares, 0.84% for Investor A Shares, and 1.60% for Investor C Shares.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2018, unless approved by the Board, including a majority of the non-interested Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity or fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective September 28, 2016, this waiver became contractual through September 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived by the Manager in the Statements of Operations. For the year ended May 31, 2017, the amount waived with respect to Strategic Municipal Opportunities was $25,984.

In addition, the following Funds had a waiver of investment advisory fees, which are included in fees waived by the Manager in the Statements of Operations. For the year ended May 31, 2017, the amounts were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Amount waived	$2,422	$184,177	$180,841

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended May 31, 2017, the amounts waived were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount waived	$47,173	$7,673	$5,870	$203,258

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

ANNUAL REPORT	MAY 31, 2017	85

Notes to Financial Statements (continued)

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as a Fund’s investment advisor or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the year ended May 31, 2017, the amounts included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations were as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Total
California Municipal Opportunities	$123,620	—	$30,196	$8,078	$23,309	$1,385	$186,588
New Jersey Municipal Bond.	$113,175	$12,014	$49,664	$9,578	$13,597	$1,733	$199,761
Pennsylvania Municipal Bond	$389,922	$1,090	$64,170	$8,264	$12,666	$1,438	$477,550

For the year ended May 31, 2017, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Amount reimbursed	$14,048	$3,426	$5,440	$56,349

For the year ended May 31, 2017, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by California Municipal Opportunities:

Fund level	$80,268
Investor A	$20,900
Investor C	$1,454

On May 31, 2017, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement for California Municipal Opportunities are as follows:

	2018	2019
Fund level	$184,630	$2,422
Institutional	—	$123,620
Investor A	$54,243	$30,197
Investor A1	—	$8,078
Investor C	$24,054	$23,309
Investor C1	—	$1,385

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager expired on May 31, 2017:

California Municipal Opportunities
Fund level	$184,630
Investor A	$12,852
Investor C	$18,449

Officers and Trustees: Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended May 31, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Purchases	$2,044,923,822	$60,712,860	$138,891,342	$8,920,303,991
Sales	$1,748,505,174	$71,008,605	$94,152,203	$8,611,888,223

86	ANNUAL REPORT	MAY 31, 2017

Notes to Financial Statements (continued)

8. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four the years ended May 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed-income securities, the expiration of capital loss carryforwards, and the sale of bonds received from TOB Trusts were reclassified to the following accounts:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Paid-in capital	—	$(1,037,279)	$(9,367,197)	—
Undistributed net investment income	$(41,358)	$(34,334)	—	$(177,586)
Accumulated net realized loss	$41,358	$1,071,613	$9,367,197	$177,586

The tax character of distributions paid was as follows:

		California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Tax-exempt income	5/31/17	$30,738,888	$9,671,844	$18,251,141	$113,649,722
	5/31/16	25,110,021	9,389,711	17,496,393	86,234,626
Ordinary income	5/31/17	1,566,227	393	—	56,961,537
	5/31/16	932,158	60,900	9,431	7,372,829
Long-term capital gains	5/31/17	—	—	—	15,197,414
	5/31/16	—	—	—	—

Total	5/31/17	$32,305,115	$9,672,237	$18,251,141	$185,808,673

	5/31/16	$26,042,179	$9,450,611	$17,505,824	$93,607,455

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Undistributed tax-exempt income	—	$876,097	$1,224	—
Undistributed ordinary income	$12,985	42,734	19,157	$53,010
Capital loss carryforwards	(11,263,629)	(4,949,523)	(20,134,558)	—
Net unrealized gains (losses)[1]	45,695,802	16,669,319	30,379,425	111,306,062
Qualified late-year losses[2]	—	—	—	(62,576,729)

Total	$34,445,158	$12,638,627	$10,265,248	$48,782,343

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the treatment of residual interests in tender option bond trusts.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

ANNUAL REPORT	MAY 31, 2017	87

Notes to Financial Statements (continued)

As of May 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
No expiration date[1]	$11,263,629	$4,445,403	$12,484,897
2018	—	260,363	6,928,880
2019	—	243,757	720,781

Total	$11,263,629	$4,949,523	$20,134,558

[1]	Must be utilized prior to losses subject to expiration.

During the year ended May 31, 2017, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

	California Municipal Opportunities	New Jersey Municipal Bond
Amount utilized	$1,093,642	$501,964

As of May 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Tax cost	$1,253,845,973	$262,351,040	$463,019,219	$4,686,040,528

Gross unrealized appreciation	$51,596,707	$17,996,373	$33,362,057	$146,114,871
Gross unrealized depreciation	(5,894,254)	(1,295,037)	(2,982,635)	(33,352,485)

Net unrealized appreciation	$45,702,453	$16,701,336	$30,379,422	$112,762,386

9. Bank Borrowings:

Each Trust, on behalf of its Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. During the year ended May 31, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, Certain Funds invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

88	ANNUAL REPORT	MAY 31, 2017

Notes to Financial Statements (continued)

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts.

Should short-term interest rates rise, the Funds’ investments in TOB Trust transactions may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which took effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Fund’s respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, California Municipal Opportunities invested a significant portion of its assets in securities in the country, city, special district, school district and utilities sector. Pennsylvania Municipal Bond invested a significant portion of its assets in securities in the health sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

ANNUAL REPORT	MAY 31, 2017	89

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended May 31, 2017		Year Ended May 31, 2016
BlackRock California Municipal Opportunities Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	28,865,057	$360,325,567	27,533,939	$344,705,748
Shares issued in reinvestment of distributions	969,524	12,127,996	655,106	8,193,147
Shares redeemed	(20,169,028)	(249,297,882)	(14,890,214)	(186,142,058)

Net increase	9,665,553	$123,155,681	13,298,831	$166,756,837

Investor A
Shares sold	18,621,482	$233,737,891	16,567,456	$207,236,356
Shares issued in reinvestment of distributions	779,981	9,740,842	508,105	6,349,967
Shares redeemed	(13,188,294)	(163,427,704)	(2,954,971)	(37,013,795)

Net increase	6,213,169	$80,051,029	14,120,590	$176,572,528

Investor A1
Shares sold	6,001	$73,252	40,815	$503,750
Shares issued in reinvestment of distributions	172,143	2,153,624	206,641	2,578,271
Shares redeemed	(1,138,922)	(14,160,503)	(933,761)	(11,648,986)

Net decrease	(960,778)	$(11,933,627)	(686,305)	$(8,566,965)

Investor B
Shares redeemed	—	—	(36,999)	(456,805)

Net increase (decrease)	—	—	(36,999)	$(456,805)

Investor C
Shares sold	3,183,343	$40,199,173	3,601,614	$45,153,441
Shares issued in reinvestment of distributions	151,650	1,894,300	109,708	1,370,344
Shares redeemed	(2,537,054)	(31,561,277)	(1,038,785)	(12,950,572)

Net increase	797,939	$10,532,196	2,672,537	$33,573,213

Investor C1
Shares sold	8,732	$104,651	12	$151
Shares issued in reinvestment of distributions	14,134	176,672	16,647	207,749
Shares redeemed	(996,564)	(12,508,061)	(111,488)	(1,394,934)

Net decrease	(973,698)	$(12,226,738)	(94,829)	$(1,187,034)

Total Net Increase	14,742,185	$189,578,541	29,273,825	$366,691,774

BlackRock New Jersey Municipal Bond Fund
Institutional
Shares sold	3,012,071	$33,234,227	2,626,524	$29,183,498
Shares issued in reinvestment of distributions	197,465	2,192,733	151,448	1,688,003
Shares redeemed	(2,280,358)	(25,141,264)	(1,359,069)	(15,060,078)

Net increase	929,178	$10,285,696	1,418,903	$15,811,423

Service
Shares sold	20,710	$233,529	13,290	$149,730
Shares issued in reinvestment of distributions	21,240	236,298	23,279	259,054
Shares redeemed	(97,979)	(1,080,214)	(716,621)	(7,840,778)

Net decrease	(56,029)	$(610,387)	(680,052)	$(7,431,994)

90	ANNUAL REPORT	MAY 31, 2017

Notes to Financial Statements (continued)

	Year Ended May 31, 2017		Year Ended May 31, 2016
BlackRock New Jersey Municipal Bond Fund	Shares	Amount	Shares	Amount
Investor A
Shares sold	2,793,384	$31,242,740	2,306,302	$25,522,940
Shares issued in reinvestment of distributions	221,928	2,469,516	206,965	2,307,005
Shares redeemed	(3,098,603)	(33,929,659)	(1,420,264)	(15,736,394)

Net increase (decrease)	(83,291)	$(217,403)	1,093,003	$12,093,551

Investor A1
Shares sold	180	$1,878	189	$2,119
Shares issued in reinvestment of distributions	48,363	538,571	56,688	631,340
Shares redeemed	(287,936)	(3,165,455)	(462,311)	(5,159,361)

Net decrease	(239,393)	$(2,625,006)	(405,434)	$(4,525,902)

Investor C
Shares sold	593,796	$6,679,875	492,870	$5,493,603
Shares issued in reinvestment of distributions	59,687	663,097	56,148	624,986
Shares redeemed	(712,626)	(7,835,613)	(441,044)	(4,893,822)

Net increase (decrease)	(59,143)	$(492,641)	107,974	$1,224,767

Investor C1
Shares sold	155	$2,876	10	$113
Shares issued in reinvestment of distributions	11,744	130,630	14,249	158,576
Shares redeemed	(571,780)	(6,315,261)	(52,520)	(584,959)

Net decrease	(559,881)	$(6,181,755)	(38,261)	$(426,270)

Total Net Increase (Decrease)	(68,559)	$158,504	1,496,133	$16,745,575

BlackRock Pennsylvania Municipal Bond Fund
Institutional
Shares sold	4,017,028	$45,084,560	3,381,031	$38,578,093
Shares issued in reinvestment of distributions	272,091	3,070,811	253,479	2,889,533
Shares redeemed	(5,914,920)	(65,885,863)	(3,833,588)	(43,534,316)

Net decrease	(1,625,801)	$(17,730,492)	(199,078)	$(2,066,690)

Service
Shares sold	41,299	$457,434	21,128	$243,934
Shares issued in reinvestment of distributions	4,134	46,635	3,332	37,934
Shares redeemed	(23,214)	(259,749)	(682,910)	(7,663,784)

Net increase (decrease)	22,219	$244,320	(658,450)	$(7,381,916)

Investor A
Shares sold	6,710,766	$75,384,448	3,050,961	$34,775,430
Shares issued in reinvestment of distributions	296,914	3,349,694	235,520	2,687,668
Shares redeemed	(3,062,192)	(34,145,560)	(1,326,530)	(15,107,328)

Net increase	3,945,488	$44,588,582	1,959,951	$22,355,770

Investor A1
Shares sold	3,664	$40,444	39	$455
Shares issued in reinvestment of distributions	29,253	330,484	31,053	354,457
Shares redeemed	(54,955)	(620,597)	(109,969)	(1,255,759)

Net decrease	(22,038)	$(249,669)	(78,877)	$(900,847)

ANNUAL REPORT	MAY 31, 2017	91

Notes to Financial Statements (concluded)

	Year Ended May 31, 2017		Year Ended May 31, 2016
BlackRock Pennsylvania Municipal Bond Fund	Shares	Amount	Shares	Amount
Investor C
Shares sold	596,572	$6,784,307	738,811	$8,426,361
Shares issued in reinvestment of distributions	84,893	957,825	74,437	849,504
Shares redeemed	(651,782)	(7,288,612)	(422,641)	(4,801,398)

Net increase	29,683	$453,520	390,607	$4,474,467

Investor C1
Shares sold	1	$(623)	9	$85
Shares issued in reinvestment of distributions	9,031	101,894	10,002	113,991
Shares redeemed	(259,499)	(2,907,536)	(37,705)	(428,757)

Net decrease	(250,467)	$(2,806,265)	(27,694)	$(314,681)

Total Net Increase	2,099,084	$24,499,996	1,386,459	$16,166,103

BlackRock Strategic Municipal Opportunities Fund
Institutional
Shares sold	151,651,863	$1,746,026,913	126,325,303	$1,453,562,254
Shares issued in reinvestment of distributions	8,300,347	95,202,034	4,315,132	49,459,097
Shares redeemed	(127,480,304)	(1,447,116,250)	(54,013,357)	(616,337,966)

Net increase	32,471,906	$394,112,697	76,627,078	$886,683,385

Investor A
Shares sold	44,596,115	$515,978,173	42,363,602	$487,306,505
Shares issued in reinvestment of distributions	3,421,509	39,205,471	1,756,287	20,130,234
Shares redeemed	(51,565,269)	(587,198,317)	(21,174,110)	(242,728,833)

Net increase (decrease)	(3,547,645)	$(32,014,673)	22,945,779	$264,707,906

Investor A1
Shares sold	16	$189	57	$567
Shares issued in reinvestment of distributions	69,316	794,778	48,404	553,950
Shares redeemed	(254,520)	(2,927,015)	(259,159)	(2,981,126)

Net decrease	(185,188)	$(2,132,048)	(210,698)	$(2,426,609)

Investor C
Shares sold	6,081,454	$70,927,867	7,586,057	$87,182,220
Shares issued in reinvestment of distributions	636,732	7,284,795	288,284	3,301,298
Shares redeemed	(7,221,094)	(82,564,968)	(3,890,397)	(44,488,128)

Net increase (decrease)	(502,908)	$(4,352,306)	3,983,944	$45,995,390

Total Net Increase	28,236,165	$355,613,670	103,346,103	$1,194,960,072

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

92	ANNUAL REPORT	MAY 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund and the Boards of Trustees of BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, two of the portfolios constituting BlackRock Multi-State Municipal Series Trust, and BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, and BlackRock Strategic Municipal Opportunities Fund, as of May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

July 24, 2017

Important Tax Information (Unaudited)

During the fiscal year ended May 31, 2017 the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Dates	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[1]	June 2016 - December 2016	100.00%	100.00%	100.00%	100.00%
	January 2017 - May 2017	100.00%	—	—	100.00%
Federal Obligation Interest[2]	June 2016 - May 2017	2.13%	—	—	0.29%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, BlackRock Strategic Municipal Opportunities Fund distributed long-term capital gains of $0.036085 per share to shareholders of record on December 8, 2016.

All other net investment income distributions paid by BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT	MAY 31, 2017	93

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock California Municipal Series Trust (the “California Municipal Series Trust”), BlackRock Multi-State Municipal Series Trust (the “Multi-State Municipal Series Trust”) and BlackRock Municipal Series Trust (the “Municipal Series Trust,” along with the California Municipal Series Trust and the Multi-State Municipal Series Trust, each, a “Trust”), met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between the California Municipal Series Trust, on behalf of its series BlackRock California Municipal Opportunities Fund (the “California Municipal Opportunities Fund”), the Multi-State Municipal Series Trust, on behalf of its series BlackRock New Jersey Municipal Bond Fund (the “New Jersey Municipal Bond Fund”) and BlackRock Pennsylvania Municipal Bond Fund (the “Pennsylvania Municipal Bond Fund”), and the Municipal Series Trust, on behalf of its series BlackRock Strategic Municipal Opportunities Fund (the “Strategic Municipal Opportunities Fund,” collectively with the California Municipal Opportunities Fund, the New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, the “Funds” and each, a “Fund”), respectively, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. For simplicity: (a) the Board of Trustees of the Trusts are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Funds are referred to herein collectively as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of any Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge

94	ANNUAL REPORT	MAY 31, 2017

Disclosure of Investment Advisory Agreements (continued)

(“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and, for both the California Municipal Opportunities Fund and the Strategic Municipal Opportunities Fund, customized peer groups selected by BlackRock (each, a “Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of each of the Advisory Agreements between the Manager and each Trust, on behalf of its respective Fund(s), for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that

ANNUAL REPORT	MAY 31, 2017	95
[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Disclosure of Investment Advisory Agreements (continued)

was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and, for both the California Municipal Opportunities Fund and the Strategic Municipal Opportunities Fund, the Customized Peer Groups. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the California Municipal Opportunities Fund ranked in the first quartile against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the California Municipal Opportunities Fund.

The Board noted that for the one-, three- and five-year periods reported, the New Jersey Municipal Bond Fund ranked in the third, first and first quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the New Jersey Municipal Bond Fund’s underperformance during the one-year period.

The Board noted that for the one-, three- and five-year periods reported, the Pennsylvania Municipal Bond Fund ranked in the third, first, and second quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Pennsylvania Municipal Bond Fund’s underperformance during the one-year period.

The Board noted that for each of the one-, three- and five-year periods reported, the Strategic Municipal Opportunities Fund ranked in the first quartile against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Strategic Municipal Opportunities Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability

96	ANNUAL REPORT	MAY 31, 2017

Disclosure of Investment Advisory Agreements (continued)

profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the California Municipal Opportunities Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the California Municipal Opportunities Fund’s Expense Peers. The Board also noted that the California Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the California Municipal Opportunities Fund increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on October 1, 2016. In addition, the Board noted that BlackRock has contractually agreed to a cap on the California Municipal Opportunities Fund’s total expenses as a percentage of the California Municipal Opportunities Fund’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock proposed, and the Board agreed to, a new or lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on October 14, 2016.

The Board noted that the New Jersey Municipal Bond Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the New Jersey Municipal Bond Fund’s Expense Peers. The Board also noted that the New Jersey Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New Jersey Municipal Bond Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the New Jersey Municipal Bond Fund’s total expenses as a percentage of the New Jersey Municipal Bond Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis, as applicable. This expense cap reduction was implemented on October 14, 2016. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that based on pro-forma advisory fees reflective of the contractual adjustment, the New Jersey Municipal Bond Fund’s contractual management fee rate is expected to rank in the third quartile, and that the estimated actual management fee rate is expected to rank in the second quartile.

The Board noted that the Pennsylvania Municipal Bond Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Pennsylvania Municipal Bond Fund’s Expense Peers. The Board also noted that the Pennsylvania Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Pennsylvania Municipal Bond Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Pennsylvania Municipal Bond Fund’s total expenses as a percentage of the Pennsylvania Municipal Bond Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on October 14, 2016. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board also noted that based on pro-forma advisory fees reflective of the contractual adjustment, the Pennsylvania Municipal Bond Fund’s contractual management fee rate is expected to rank in the second quartile, and that the estimated actual management fee rate is expected to rank in the third quartile.

The Board noted that the Strategic Municipal Opportunities Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Strategic Municipal Opportunities Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to the Strategic Municipal Opportunities Fund. The Board noted that the Strategic Municipal Opportunities Fund’s actual management fee and total expense ratio each ranked in the first quartile, relative to the supplemental peer group. The Board further noted that the Strategic Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Municipal Opportunities Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to waive a portion of the advisory fee for the Strategic Municipal Opportunities Fund.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s

ANNUAL REPORT	MAY 31, 2017	97

Disclosure of Investment Advisory Agreements (concluded)

profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Trust, on behalf of its respective Fund(s), for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

98	ANNUAL REPORT	MAY 31, 2017

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 99 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 99 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 99 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 99 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003.	28 RICs consisting of 99 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	26 RICs consisting of 99 Portfolios	None
Lena G. Goldberg 1949	Trustee	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 99 Portfolios	None
Henry R. Keizer 1956	Trustee	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 99 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)

ANNUAL REPORT	MAY 31, 2017	99

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
John F. O'Brien 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 99 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 99 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 99 Portfolios	None
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 99 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

100	ANNUAL REPORT	MAY 31, 2017

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.
Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 411-7762.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Trustees of the Trusts.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809		Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

ANNUAL REPORT	MAY 31, 2017	101

Additional Information

General Information

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

102	ANNUAL REPORT	MAY 31, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	MAY 31, 2017	103

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-5/17-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Henry R. Keizer
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services
The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust	$36,465	$35,815	$0	$0	$14,052	$12,852	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2)	None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust	$14,052	$12,852

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: August 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: August 4, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date: August 4, 2017